UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21449
                                                     ---------------------

                  Nuveen Municipal High Income Opportunity Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: April 30, 2009
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                        LOGO: NUVEEN Investments

Closed-End Funds

--------------------------------------------------------------------------------
Nuveen Investments
Municipal Closed-End Funds

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Semi-Annual Report
April 30, 2009
--------------------------------------------------------------------------------

-------------------  -------------------  ------------------  ------------------
NUVEEN INVESTMENT    NUVEEN SELECT        NUVEEN QUALITY      NUVEEN PREMIER
QUALITY MUNICIPAL    QUALITY MUNICIPAL    INCOME MUNICIPAL    MUNICIPAL INCOME
FUND, INC.           FUND, INC.           FUND, INC.          FUND, INC.
NQM                  NQS                  NQU                 NPF

-------------------  -------------------
NUVEEN MUNICIPAL     NUVEEN MUNICIPAL
HIGH INCOME          HIGH INCOME
OPPORTUNITY FUND     OPPORTUNITY FUND 2
NMZ                  NMD

                                   (April 09)

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                                                        LOGO: NUVEEN Investments

Chairman's
Letter to Shareholders

[PHOTO OF ROBERT P. BREMNER]

DEAR SHAREHOLDER,

The problems in the U.S. financial system and the slowdown in global economic activity continue to create a very difficult environment for the U.S. economy. The administration, the Federal Reserve System and Congress have initiated a variety of programs directed at restoring liquidity to the financial markets, providing financial support for critical financial institutions and stimulating economic activity. There are encouraging signs that these initiatives are beginning to have a constructive impact. It is not possible to predict whether the actions taken to date will be sufficient to restore more normal conditions in the financial markets or enable the economy to stabilize and set a course toward recovery. However, the speed and scope of the government's actions are very encouraging and more importantly, reflect a commitment to act decisively to meet the economic challenges we face.

The performance information in the attached report reflects the impact of many forces at work in the equity and fixed income markets. The comments by the portfolio managers describe the strategies being used to pursue your Fund's long-term investment goals. Parts of the financial markets continue to experience serious dislocations and thorough research and strong investment disciplines have never been more important in identifying risks and opportunities. I hope you will read this information carefully.

Your Board is particularly sensitive to our shareholders' concerns in these uncertain times. We believe that frequent and thorough communication is essential in this regard and encourage you to visit the Nuveen website: www.nuveen.com, for recent developments in all Nuveen funds. We also encourage you to communicate with your financial consultant for answers to your questions and to seek advice on your long-term investment strategy in the current market environment.

Nuveen continues to work on resolving the issues related to the auction rate preferred shares situation, but the unsettled conditions in the credit markets have slowed progress. Nuveen is actively pursuing a number of solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we work through the many issues involved.

On behalf of myself and the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner

Robert P. Bremner
Chairman of the Nuveen Fund Board
June 19, 2009

                                                            Nuveen Investments 3

Portfolio Managers' Comments

NUVEEN INVESTMENTS MUNICIPAL CLOSED-END FUNDS NQM, NQS, NQU, NPF, NMZ, NMD

Portfolio managers Tom Spalding, Paul Brennan, John Miller and Johnathan Wilhelm review key investment strategies and the six-month performance of these six national Funds. A 33-year veteran of Nuveen, Tom has managed NQS and NQU since 2003. With 20 years of industry experience, including 12 years at Nuveen, Paul assumed portfolio management responsibility for NPF in 2006. John, who has 15 years of municipal market experience, has managed NMZ since its inception in 2003. Johnathan, who came to Nuveen in 2001 with 19 years of industry experience, joined John as co-portfolio manager for NMD in 2007, assuming full portfolio management responsibility for this Fund as well as for NQM in March 2009.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUNDS DURING THE SIX-MONTH PERIOD ENDED APRIL 30, 2009?

During this time, the municipal market remained under pressure from price volatility, reduced liquidity and fundamental economic concerns. After a very difficult start to the period, market conditions began to show signs of improvement in mid-December 2008 and municipal bonds were on an improving trend during the first four months of 2009. In this environment, we continued to focus on finding bonds that offered relative value, while seeking to manage liquidity and invest for the long term.

Much of our investment activity during this period was driven by opportunities created by market conditions. We sought to capitalize on this environment by continuing to take a bottom-up approach to finding undervalued sectors and individual credits with the potential to perform well over the long term. This was true in both the new issuance and secondary markets. In the new issuance market, we found bonds with better structures (such as higher coupons or longer call protection) than we have seen in a long time as market conditions required issuers to enhance offerings to make them more attractive to buyers. In the secondary markets, we were able to purchase bonds, especially lower-rated issues, at discounted prices as the result of forced selling by some municipal market participants, particularly in November and December 2008. Although we found some bonds at extremely discounted prices during this period, our emphasis was always on carefully selecting what we believed to be the best bonds available. In general, the bonds we purchased were ones where we were already familiar with the credit being offered or where we were adding to positions or sectors currently held in the portfolio.

CERTAIN STATEMENTS IN THIS REPORT ARE FORWARD-LOOKING STATEMENTS. DISCUSSIONS OF SPECIFIC INVESTMENTS ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS RECOMMENDATIONS OF INDIVIDUAL INVESTMENTS. THE FORWARD-LOOKING STATEMENTS AND OTHER VIEWS EXPRESSED HEREIN ARE THOSE OF THE PORTFOLIO MANAGERS AS OF THE DATE OF THIS REPORT. ACTUAL FUTURE RESULTS OR OCCURRENCES MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED IN ANY FORWARD-LOOKING STATEMENTS AND THE VIEWS EXPRESSED HEREIN ARE SUBJECT TO CHANGE AT ANY TIME, DUE TO NUMEROUS MARKET AND OTHER FACTORS. THE FUNDS DISCLAIM ANY OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENTS OR VIEWS EXPRESSED HEREIN.

4 Nuveen Investments

Our purchases in NQM, NQS, NQU and NPF during this period generally focused on bonds issued for essential services, including water and sewer, utilities, local public schools and hospitals, as well as state and local general obligation and other tax-backed bonds. In most cases, we sought bonds with longer maturities to take advantage of the spreads offered by the extremely steep yield curve.

In NMZ and NMD, we focused on bonds that we believed had the potential to appreciate over time, but that were currently unfavorable in the market due to the overall economic environment and not because of any intrinsic problem with the credits themselves. We were able to purchase these bonds at very attractive prices in areas of the market such as community development districts (CDDs), hospitals, hotel and convention centers and the tobacco sector. Later in the period, NMD took advantage of opportunities to reduce its heavier exposure to health care by selling selected hospital bonds and reinvesting the proceeds in other sectors where we saw better potential, particularly special tax issues or limited tax obligation bonds. Although land-secured offerings have been under pressure due to the housing market slowdown, we used a fundamental approach to find what we believed were the strongest credits-those with good underlying asset values and cashflows--at very attractive prices.

Some of the cash for new purchases was generated by bond calls and redemptions. In NQM, NPF, NMZ and NMD, we also monitored the types of credits and bond structures that were attractive to the retail market and methodically took advantage of strong bids to sell selected bonds into relatively consistent retail demand. The bonds we sold tended to have shorter maturities, as these generally offered more liquidity and were in greater demand by retail buyers. NMZ and NMD also sold some economically sensitive issues, including airline bonds.

We continued to use inverse floating rate securities(1) in all six Funds. We employed inverse floaters for a variety of reasons, including duration(2) management, income enhancement, and as a form of leverage. NPF, NMZ and NMD also invested in additional types of derivatives(3) intended to help manage duration and common share net asset value (NAV) volatility without having a negative impact on income streams or common share dividends over the short term. As of April 30, 2009, the inverse floaters remained in place in all six Funds. We also continued to use derivatives in NMZ and NMD, while we had removed the derivative positions from NPF.

(1) An inverse floating rate security, also known as inverse floaters, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

(2) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

(3) Each Fund may invest in derivative instruments such as forwards, futures, options and swap transactions. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, see the Portfolio of Investments, Financial Statements, and Notes to Financial Statements sections of this report.

                                                            Nuveen Investments 5

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

AVERAGE ANNUAL TOTAL RETURNS ON COMMON SHARE NET ASSET VALUE*
FOR PERIODS ENDED 4/30/09

                                       SIX-MONTH      1-YEAR    5-YEAR   10-YEAR
--------------------------------------------------------------------------------
NQM                                       12.92%      -2.15%     3.18%     4.55%
NQS                                       10.63%      -4.89%     2.58%     4.47%
NQU                                        8.75%      -3.15%     3.44%     4.61%
NPF                                       14.21%      -2.66%     2.66%     4.23%

Lipper General
Leveraged
Municipal Debt
Funds Average(4)                           9.55%      -8.84%     1.64%     3.73%

Barclays Capital
Municipal
Bond Index(5)                              8.20%       3.11%     4.11%     4.78%

S&P/National
Municipal Bond Index(6)                    7.73%       1.14%     3.84%     4.61%

NMZ                                        0.73%     -27.30%    -1.09%      N/A
NMD(7)                                     2.12%     -28.64%      N/A       N/A

Lipper High-Yield
Municipal Debt
Funds Average(4)                           1.73%     -16.83%     0.48%       --

Barclays Capital
High-Yield Municipal
Bond Index(5)                             -4.20%     -17.71%     0.43%       --

S&P National High
Yield Municipal
Bond Index(6)                             -2.46%     -18.80%    -0.06%     2.31%
--------------------------------------------------------------------------------

For the six months ended April 30, 2009, the cumulative returns on common share NAV for NQM, NQS and NPF exceeded the average return for the Lipper General Leveraged Municipal Debt Funds Average, while NQU trailed slightly. NQM, NQS and NPF also outperformed the returns on both the Barclays Capital Municipal Bond Index and the Standard & Poor's (S&P) National Municipal Bond Index. For the same period, NMD outperformed both the Lipper High-Yield Municipal Debt Funds Average, Barclays Capital High-Yield Municipal Bond Index and the Standard & Poor's (S&P) National High Yield Municipal Bond Index.

* Six-month returns are cumulative; returns for one-year, five-year, and ten-year are annualized.

      Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

      For additional information, see the individual Performance Overview for your Fund in this report.

(4) The Lipper General Leveraged Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: six-months, 54 funds; one-year, 54 funds; five-year, 52 funds; and ten-year, 38 funds. Fund and Lipper returns assume reinvestment of dividends. The Lipper High-Yield Municipal Debt Funds Average is calculated using the returns of all 15 closed-end funds in this category for the six-months 15 funds; one-year, 15 funds; five-year, 14 funds; ten-year, 11 funds. Fund and Lipper returns assume reinvestment of dividends.

(5) The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. The Barclays Capital (formerly Lehman Brothers) High-Yield Municipal Bond Index is an unleveraged, unmanaged national index comprising municipal bonds rated below investment grade (i.e., below Baa by Moody's Investors Service and below BBB by Standard & Poor's or Fitch Ratings). Results for the Barclays Capital indexes do not reflect any expenses.

(6) The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the U.S. municipal bond market. The S&P National High Yield Municipal Bond Index contains all bonds in the S&P National Municipal Bond Index that are non-rated or whose ratings are BB+ S&P and/or BA-1 Moody's or lower. This index does not contain bonds that pre-refunded or are escrowed to maturity.

(7) NMD is an unleveraged Fund; the remaining five Funds in this report are leveraged.

6 Nuveen Investments

Key management factors that influenced the Funds' returns during this six-month period included duration and yield curve positioning, the use of derivatives, credit and sector allocations and individual security selection. In addition, the use of leverage was an important factor affecting the Funds' performances over this period. The impact of leverage is discussed in more detail on page 8.

Over this period, the municipal bond yield curve remained steep, with longer-term yields significantly higher than shorter-terms yields. Bonds in the Barclays Capital Municipal Bond Index maturing in ten years or more, especially bonds with maturities of approximately 15 years and 22 years and longer, benefited the most from the overall market environment. While NQM and NPF had relatively better overall duration and yield curve positioning than NQS and NQU, all four Funds had significant exposure to the longer part of the yield curve, which benefited their performances. In NMZ and NMD, the benefits of longer durations were offset to a large extent by credit allocation and the use of derivatives.

As mentioned earlier, NMZ and NMD, used derivative positions during this period to synthetically reduce duration and move these Funds closer to target level. The derivatives were intended in part to help position the Funds within a targeted range on the yield curve without incurring additional trading activity, or adversely affecting credit quality and yields. During the early part of this period, in these derivative positions performed poorly, detracting from the total return performances of NMZ and NMD for the entire period. In NPF, the derivatives were removed shortly after the beginning of this reporting period and so had no meaningful impact on this Fund's performance.

All of the Funds in this report also continued to use inverse floating rate securities. During this period, these instruments generally had a positive impact on the Funds' overall performances, while also helping to support their income streams.

Credit quality exposure was also an important factor in the Funds' returns during this period, although the impact of allocations to various credit quality sectors was offset to varying degrees in NQM, NQS, NQU and NPF by other factors, such as duration and yield curve positioning, sector allocation and security selection. In general, risk-averse investors put a priority on higher quality investments causing bonds with higher credit to perform very well. As a result, bonds rated BBB or below and non-rated bonds generally posted poorer returns.

With these market conditions, allocation to lower-rated credits was a significant factor in the six-month performances of NMZ and NMD. Overall, conditions in the high-yield market were poor during much of the period due to the earlier flight to quality, lower demand for high-yield securities and wider credit spreads. These factors were the main drivers behind the relatively weak performances of these Funds' holdings of higher-yielding credits. As the market environment started to improve over the last four months of the period, demand for lower-rated bonds began to expand.

                                                            Nuveen Investments 7

Sectors of the municipal bond market that generally contributed positively to the Funds' returns during this period included housing, water and sewer and education. Overall, general obligation bonds tended to outperform the general municipal market, while health care bonds, which had underperformed for some time, reversed course and generally performed in line with the market over the six months. In particular, the hospital bonds held by NQM and NPF performed well, boosting the returns of these Funds.

Holdings that generally detracted from the Funds' performances included industrial development revenue (IDR) and resource recovery bonds, zero coupon bonds did poorly, and lower-rated bonds backed by the 1998 master tobacco settlement agreement, also lagged. Pre-refunded(8) bonds, which had been the top-performing segment of the municipal market for some time, also underperformed. Although backed by U.S. Treasuries, their shorter effective maturities hurt their performances during this period. As of April 30, 2009, NQU and NQS had significantly heavier weightings of pre-refunded bonds.

Individual security selection was also a factor in the Funds' returns. NQM, NQS, NQU, NMZ and NMD all were negatively impacted by their holdings of Ambac-insured bonds issued for the Las Vegas monorail project, which links various casinos on the Las Vegas strip. The project has struggled to build ridership and turn a profit, and proposals to extend the monorail to McCarran International Airport remain on hold.

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

In addition to the factors previously discussed, one of the primary reasons for the strong six-month returns was the Funds' use of financial leverage. As mentioned previously, NMD is an unleveraged Fund. This positive contribution to performance stands in sharp contrast to the preceding six-month period, when leverage had a generally detrimental impact on the Funds' returns. This can be seen by comparing the six-month and one-year Fund returns shown on page 6.

Financial leverage offers opportunities to generate additional income and total return for common shareholders under a variety of market conditions. However, leverage may work to the common shareholders' disadvantage during periods when bond prices are extraordinarily volatile or in sharp decline. During the six months covered by this report, overall conditions within the municipal bond market were relatively favorable, in contrast to the relatively unfavorable market conditions during the fall of 2008.

(8) Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

8 Nuveen Investments

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

Another factor that had an impact on the performance of these Funds was their positions in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. At the time this report was prepared, there were no bond insurers rated AAA by all three of the major rating agencies (Moody's Investor Service, S&P and Fitch) and at least one rating agency has placed each insurer on "negative credit watch," "credit watch evolving," "credit outlook developing," or "rating withdrawn," which may presage one or more rating reductions in the future. As concern increased about the balance sheets of insurers, prices on insured bonds - especially those bonds issued by weaker underlying credits - declined, detracting from the Funds' performances. By the end of this reporting period, most insured bonds were being valued according to their fundamentals as if they were uninsured. On the whole, the holdings of all of our Funds continued to be well diversified, and it is important to note that municipal bonds historically have had a very low rate of default.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES MARKETS

As noted in the previous shareholder reports, beginning in February 2008, more shares were submitted for sale in the regularly scheduled auctions for the auction rate preferred shares issued by these Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many, or all, of the Funds' auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares.

These developments generally have not affected the portfolio management or investment policies of these Funds. However, one continuing implication for common shareholders of these auction failures is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future common share earnings may be lower than they otherwise might have been.

As previously reported, the Funds' Board of Directors/Trustees authorized a plan to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the Funds' outstanding auction rate preferred shares. As of April 30, 2009, the amount of auction rate preferred securities redeemed by the Funds are as shown in the accompanying table. As noted previously, NMD is an unleveraged Fund.

                                                            Nuveen Investments 9

                                                                           % OF
                                                    AUCTION RATE       ORIGINAL
                                                       PREFERRED   AUCTION RATE
                                                          SHARES      PREFERRED
FUND                                                    REDEEMED         SHARES
--------------------------------------------------------------------------------
NQM                                                 $ 90,300,000           30.0%
NQS                                                 $ 21,075,000            7.6%
NQU                                                 $ 48,400,000           10.7%
NPF                                                 $ 38,150,000           23.1%
NMZ                                                 $ 60,000,000           38.7%
--------------------------------------------------------------------------------

While the Funds' Board of Directors/Trustees and management continue to work to resolve this situation, the Funds cannot provide any assurance on when the remaining outstanding auction rate preferred shares might be redeemed.

As of April 30, 2009, sixty-seven Nuveen closed-end municipal funds have redeemed and/or noticed for redemption at par a portion of their outstanding auction rate preferred shares. These redemptions bring the total amount of Nuveen's municipal closed-end funds' auction rate preferred share redemptions to approximately $2.1 billion of the original $11 billion outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

10 Nuveen Investments

Common Share Dividend and Share Price Information

During the six-month period ended April 30, 2009, NQU and NPF each had one monthly dividend increase, while the dividends of NQM, NQS, NMZ and NMD remained stable throughout the period.

As a result of normal portfolio activity, common shareholders of the following Funds received capital gains and/or net ordinary income distributions at the end of December 2008 as follows:

                                                                      SHORT-TERM
                                                                   CAPITAL GAINS
                                                                          AND/OR
                                                       LONG-TERM        ORDINARY
                                                   CAPITAL GAINS          INCOME
                                                     (PER SHARE)     (PER SHARE)
--------------------------------------------------------------------------------
NQM                                                $      0.0299   $      0.0021
NMZ                                                           --   $      0.0391
--------------------------------------------------------------------------------

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of April 30, 2009, all six of the Funds in this report had positive UNII balances, based on our best estimate, for tax purposes and positive UNII balances for financial statement purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

The Funds' Board of Directors/Trustees approved an open-market share repurchase program on July 10, 2007, for NPF and on July 30, 2008, for NQM, NQS, NQU, NMZ and NMD under which each Fund may repurchase an aggregate of up to 10% of its outstanding common shares. Since the inception of this program, NQM, NQS, NQU, NMZ and NMD have not repurchased any of their outstanding common shares.

                                                           Nuveen Investments 11

As of April 30, 2009, NPF repurchased common shares as shown in the accompanying table.

                                                COMMON SHARES   % OF OUTSTANDING
FUND                                              REPURCHASED      COMMON SHARES
--------------------------------------------------------------------------------
NPF                                                   202,500               1.0%
--------------------------------------------------------------------------------

During the six-month reporting period, NPF's common shares were repurchased at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

                                          WEIGHTED AVERAGE     WEIGHTED AVERAGE
                                           PRICE PER SHARE   DISCOUNT PER SHARE
FUND                                           REPURCHASED          REPURCHASED
--------------------------------------------------------------------------------
NPF                                       $          10.51               17.21%
--------------------------------------------------------------------------------

SHELF EQUITY PROGRAM

On April 1, 2009, a registration statement filed with the Securities and Exchange Commission by NMZ became effective. This registration statement enables the Fund to issue up to 1,900,000 additional shares of common stock through an ongoing shelf offering. Under this equity shelf program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund's NAV per common share. During the period ended April 30, 2009, NMZ cumulatively issued 58,508 shares at an average price of $9.98 and an average premium to NAV of 13.60% per common share.

On May 29, 2009, NMD filed with the Securities and Exchange Commission a registration statement seeking to register additional shares of common stock. This registration statement, if declared effective by the SEC, would enable the Fund to issue to the public additional common shares in an amount up to ten percent of the Fund's currently issued and outstanding common shares through an ongoing shelf offering. Under this equity shelf program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund's NAV per common share.

As of April 30, 2009, the Funds' common share prices were trading at premiums or discounts to their common share NAVs as shown in the accompanying table.

                                                   4/30/09    SIX-MONTH AVERAGE
                                        +PREMIUM/-DISCOUNT   +PREMIUM/-DISCOUNT
--------------------------------------------------------------------------------
NQM                                                 -7.66%              -10.64%
NQS                                                 -4.98%               -8.93%
NQU                                                 -5.15%               -9.85%
NPF                                                 -9.48%              -14.01%
NMZ                                                +13.18%              +12.25%
NMD                                                +11.36%              +10.67%
--------------------------------------------------------------------------------

12 Nuveen Investments

NQM Performance OVERVIEW | Nuveen Investment Quality Municipal Fund, Inc.
                           as of April 30, 2009

Credit Quality (as a % of total investments)(1)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          44%
AA                                                                           30%
A                                                                            15%
BBB                                                                           9%
N/R                                                                           2%

2008-2009 Monthly Tax-Free Dividends Per Common Share(3)

                                   [BAR CHART]

May                                                                   $   0.0645
Jun                                                                       0.0625
Jul                                                                       0.0625
Aug                                                                       0.0625
Sep                                                                       0.0625
Oct                                                                       0.0625
Nov                                                                       0.0625
Dec                                                                       0.0625
Jan                                                                       0.0625
Feb                                                                       0.0625
Mar                                                                       0.0625
Apr                                                                       0.0625

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

5/01/08                                                               $    13.77
                                                                           13.86
                                                                           13.91
                                                                           13.96
                                                                           13.82
                                                                           13.77
                                                                           13.77
                                                                           13.49
                                                                           13.23
                                                                           13.15
                                                                           13.21
                                                                           13.01
                                                                           12.74
                                                                           12.77
                                                                           12.94
                                                                           12.91
                                                                            12.9
                                                                           12.82
                                                                           12.94
                                                                           12.89
                                                                           12.67
                                                                            12.1
                                                                            11.3
                                                                              11
                                                                            8.19
                                                                             9.9
                                                                           10.69
                                                                           10.64
                                                                           11.65
                                                                           10.95
                                                                            9.56
                                                                         10.8799
                                                                           10.45
                                                                            9.33
                                                                            9.96
                                                                            9.89
                                                                           10.91
                                                                           11.85
                                                                              12
                                                                            11.9
                                                                           12.15
                                                                           12.27
                                                                           12.17
                                                                            10.8
                                                                           11.73
                                                                           11.25
                                                                           11.62
                                                                           11.64
                                                                           11.89
                                                                           11.98
                                                                           11.95
                                                                           12.04
                                                                            12.2
4/30/09                                                                     12.3

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     12.30
--------------------------------------------------------------------------------
Common Share Net Asset Value                                        $     13.32
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -7.66%
--------------------------------------------------------------------------------
Market Yield                                                               6.10%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                8.47%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                       $   477,162
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                           13.41
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                11.99
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/21/90)
--------------------------------------------------------------------------------
                                                   ON SHARE PRICE         ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                    19.76%            12.92%
--------------------------------------------------------------------------------
1-Year                                                  -4.23%            -2.15%
--------------------------------------------------------------------------------
5-Year                                                   3.83%             3.18%
--------------------------------------------------------------------------------
10-Year                                                  4.01%             4.55%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
California                                                                 12.5%
--------------------------------------------------------------------------------
New York                                                                   10.2%
--------------------------------------------------------------------------------
Texas                                                                       9.8%
--------------------------------------------------------------------------------
Illinois                                                                    6.4%
--------------------------------------------------------------------------------
Minnesota                                                                   5.6%
--------------------------------------------------------------------------------
District of Columbia                                                        4.7%
--------------------------------------------------------------------------------
Florida                                                                     4.3%
--------------------------------------------------------------------------------
Washington                                                                  4.0%
--------------------------------------------------------------------------------
Georgia                                                                     3.1%
--------------------------------------------------------------------------------
Michigan                                                                    2.7%
--------------------------------------------------------------------------------
Wisconsin                                                                   2.5%
--------------------------------------------------------------------------------
Nevada                                                                      2.4%
--------------------------------------------------------------------------------
Colorado                                                                    2.4%
--------------------------------------------------------------------------------
Pennsylvania                                                                2.3%
--------------------------------------------------------------------------------
Indiana                                                                     2.2%
--------------------------------------------------------------------------------
Massachusetts                                                               2.2%
--------------------------------------------------------------------------------
Tennessee                                                                   1.8%
--------------------------------------------------------------------------------
South Carolina                                                              1.7%
--------------------------------------------------------------------------------
Other                                                                      19.2%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            25.4%
--------------------------------------------------------------------------------
Health Care                                                                13.8%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     13.4%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     11.0%
--------------------------------------------------------------------------------
Transportation                                                             10.7%
--------------------------------------------------------------------------------
Water and Sewer                                                             7.6%
--------------------------------------------------------------------------------
Utilities                                                                   6.0%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           5.0%
--------------------------------------------------------------------------------
Other                                                                       7.1%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.0320 per share.

                                                           Nuveen Investments 13

NQS Performance OVERVIEW | Nuveen Select Quality Municipal Fund, Inc.
                           as of April 30, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     12.22
--------------------------------------------------------------------------------
Common Share Net Asset Value                                        $     12.86
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -4.98%
--------------------------------------------------------------------------------
Market Yield                                                               6.58%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                9.14%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                       $   437,514
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          13.23
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                11.75
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/21/91)
--------------------------------------------------------------------------------
                                                    ON SHARE PRICE        ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                    15.22%            10.63%
--------------------------------------------------------------------------------
1-Year                                                  -8.35%            -4.89%
--------------------------------------------------------------------------------
5-Year                                                   3.74%             2.58%
--------------------------------------------------------------------------------
10-Year                                                  4.17%             4.47%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
Illinois                                                                    9.6%
--------------------------------------------------------------------------------
Texas                                                                       9.0%
--------------------------------------------------------------------------------
Colorado                                                                    8.2%
--------------------------------------------------------------------------------
New York                                                                    6.6%
--------------------------------------------------------------------------------
South Carolina                                                              5.5%
--------------------------------------------------------------------------------
Michigan                                                                    5.3%
--------------------------------------------------------------------------------
New Jersey                                                                  5.2%
--------------------------------------------------------------------------------
Tennessee                                                                   4.5%
--------------------------------------------------------------------------------
Nevada                                                                      4.0%
--------------------------------------------------------------------------------
Ohio                                                                        3.3%
--------------------------------------------------------------------------------
New Mexico                                                                  3.3%
--------------------------------------------------------------------------------
California                                                                  3.0%
--------------------------------------------------------------------------------
North Carolina                                                              3.0%
--------------------------------------------------------------------------------
Utah                                                                        2.8%
--------------------------------------------------------------------------------
Washington                                                                  2.4%
--------------------------------------------------------------------------------
Florida                                                                     2.4%
--------------------------------------------------------------------------------
Indiana                                                                     2.0%
--------------------------------------------------------------------------------
Other                                                                      19.9%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            35.9%
--------------------------------------------------------------------------------
Utilities                                                                  13.6%
--------------------------------------------------------------------------------
Health Care                                                                12.9%
--------------------------------------------------------------------------------
Transportation                                                             11.1%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      7.9%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      7.6%
--------------------------------------------------------------------------------
Other                                                                      11.0%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)(1)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          48%
AA                                                                           22%
A                                                                            15%
BBB                                                                          12%
BB or Lower                                                                   2%
N/R                                                                           1%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                   [BAR CHART]

May                                                                   $    0.067
Jun                                                                        0.067
Jul                                                                        0.067
Aug                                                                        0.067
Sep                                                                        0.067
Oct                                                                        0.067
Nov                                                                        0.067
Dec                                                                        0.067
Jan                                                                        0.067
Feb                                                                        0.067
Mar                                                                        0.067
Apr                                                                        0.067

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

5/01/08                                                               $     14.2
                                                                           14.19
                                                                           14.37
                                                                           14.29
                                                                           14.32
                                                                           14.26
                                                                           14.26
                                                                            13.7
                                                                           13.64
                                                                           13.77
                                                                         13.8899
                                                                           13.61
                                                                           13.22
                                                                           13.18
                                                                            13.3
                                                                           13.27
                                                                           13.16
                                                                           13.15
                                                                           13.33
                                                                           13.28
                                                                           12.98
                                                                            12.5
                                                                           11.67
                                                                           11.51
                                                                            8.09
                                                                            9.92
                                                                           10.99
                                                                           10.99
                                                                          11.755
                                                                           11.16
                                                                            9.39
                                                                           10.36
                                                                            9.34
                                                                             9.2
                                                                            10.3
                                                                           10.01
                                                                         10.7201
                                                                           11.75
                                                                              12
                                                                         11.6656
                                                                           11.98
                                                                            12.4
                                                                           12.26
                                                                           10.82
                                                                           11.38
                                                                           10.96
                                                                           11.38
                                                                           11.61
                                                                           11.59
                                                                           11.54
                                                                            11.5
                                                                           11.75
                                                                           11.78
4/30/09                                                                    12.22

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

14 Nuveen Investments

NQU Performance OVERVIEW | Nuveen Quality Income Municipal Fund, Inc.
                           as of April 30, 2009

Credit Quality (as a % of total investments)(1)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          56%
AA                                                                           25%
A                                                                            11%
BBB                                                                           6%
BB or Lower                                                                   1%
N/R                                                                           1%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                   [BAR CHART]

May                                                                   $   0.0605
Jun                                                                       0.0605
Jul                                                                       0.0605
Aug                                                                       0.0605
Sep                                                                        0.063
Oct                                                                        0.063
Nov                                                                        0.063
Dec                                                                        0.063
Jan                                                                        0.063
Feb                                                                        0.063
Mar                                                                        0.065
Apr                                                                        0.065

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

5/01/08                                                               $    13.49
                                                                           13.52
                                                                           13.57
                                                                            13.7
                                                                           13.91
                                                                           13.94
                                                                           13.87
                                                                           13.45
                                                                           13.16
                                                                           13.02
                                                                           13.21
                                                                           13.11
                                                                            12.9
                                                                           13.05
                                                                           13.18
                                                                           13.23
                                                                           13.02
                                                                           12.88
                                                                           13.04
                                                                           13.05
                                                                           12.75
                                                                           12.38
                                                                           11.51
                                                                           11.27
                                                                             8.5
                                                                           10.14
                                                                           11.59
                                                                           11.67
                                                                            11.7
                                                                           11.74
                                                                           10.45
                                                                              11
                                                                           10.38
                                                                            9.47
                                                                           10.44
                                                                           10.57
                                                                           11.87
                                                                           12.26
                                                                           12.04
                                                                            12.1
                                                                           12.21
                                                                         12.6299
                                                                           12.43
                                                                           11.27
                                                                           11.97
                                                                           11.54
                                                                           11.88
                                                                           11.98
                                                                           12.18
                                                                           12.02
                                                                           12.23
                                                                            12.3
                                                                           12.54
4/30/09                                                                     12.7

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     12.70
--------------------------------------------------------------------------------
Common Share Net Asset Value                                        $     13.39
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -5.15%
--------------------------------------------------------------------------------
Market Yield                                                               6.14%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                8.53%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                       $   726,118
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          13.11
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.94
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/19/91)
--------------------------------------------------------------------------------
                                                    ON SHARE PRICE        ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                    12.39%             8.75%
--------------------------------------------------------------------------------
1-Year                                                   0.26%            -3.15%
--------------------------------------------------------------------------------
5-Year                                                   4.61%             3.44%
--------------------------------------------------------------------------------
10-Year                                                  3.81%             4.61%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
New York                                                                   11.5%
--------------------------------------------------------------------------------
Texas                                                                      10.3%
--------------------------------------------------------------------------------
Illinois                                                                    9.6%
--------------------------------------------------------------------------------
California                                                                  8.1%
--------------------------------------------------------------------------------
Washington                                                                  6.6%
--------------------------------------------------------------------------------
South Carolina                                                              5.4%
--------------------------------------------------------------------------------
Massachusetts                                                               5.1%
--------------------------------------------------------------------------------
Nevada                                                                      3.6%
--------------------------------------------------------------------------------
Ohio                                                                        3.5%
--------------------------------------------------------------------------------
New Jersey                                                                  3.4%
--------------------------------------------------------------------------------
Colorado                                                                    3.2%
--------------------------------------------------------------------------------
Puerto Rico                                                                 2.7%
--------------------------------------------------------------------------------
Oklahoma                                                                    2.4%
--------------------------------------------------------------------------------
Pennsylvania                                                                2.3%
--------------------------------------------------------------------------------
Louisiana                                                                   2.3%
--------------------------------------------------------------------------------
Alabama                                                                     1.9%
--------------------------------------------------------------------------------
Other                                                                      18.1%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            39.0%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     15.9%
--------------------------------------------------------------------------------
Transportation                                                             11.0%
--------------------------------------------------------------------------------
Utilities                                                                  10.1%
--------------------------------------------------------------------------------
Health Care                                                                 7.9%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      5.4%
--------------------------------------------------------------------------------
Other                                                                      10.7%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                                           Nuveen Investments 15

NPF Performance OVERVIEW | Nuveen Premier Municipal Income Fund, Inc.
                           as of April 30, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     11.74
--------------------------------------------------------------------------------
Common Share Net Asset Value                                        $     12.97
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -9.48%
--------------------------------------------------------------------------------
Market Yield                                                               6.03%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                8.38%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                       $   257,869
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          13.91
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                12.38
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/19/91)
--------------------------------------------------------------------------------
                                                    ON SHARE PRICE        ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                    20.36%            14.21%
--------------------------------------------------------------------------------
1-Year                                                  -2.96%            -2.66%
--------------------------------------------------------------------------------
5-Year                                                   2.93%             2.66%
--------------------------------------------------------------------------------
10-Year                                                  3.18%             4.23%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
California                                                                 12.9%
--------------------------------------------------------------------------------
New York                                                                   12.4%
--------------------------------------------------------------------------------
Illinois                                                                    6.9%
--------------------------------------------------------------------------------
Washington                                                                  5.1%
--------------------------------------------------------------------------------
Arizona                                                                     5.0%
--------------------------------------------------------------------------------
South Carolina                                                              4.9%
--------------------------------------------------------------------------------
Texas                                                                       4.9%
--------------------------------------------------------------------------------
Colorado                                                                    4.6%
--------------------------------------------------------------------------------
Wisconsin                                                                   4.0%
--------------------------------------------------------------------------------
Louisiana                                                                   3.8%
--------------------------------------------------------------------------------
New Jersey                                                                  3.6%
--------------------------------------------------------------------------------
Minnesota                                                                   2.9%
--------------------------------------------------------------------------------
Georgia                                                                     2.9%
--------------------------------------------------------------------------------
North Carolina                                                              2.6%
--------------------------------------------------------------------------------
Michigan                                                                    2.4%
--------------------------------------------------------------------------------
Indiana                                                                     1.8%
--------------------------------------------------------------------------------
Other                                                                      19.3%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     16.8%
--------------------------------------------------------------------------------
Utilities                                                                  15.7%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            15.1%
--------------------------------------------------------------------------------
Health Care                                                                12.7%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      9.9%
--------------------------------------------------------------------------------
Transportation                                                              9.0%
--------------------------------------------------------------------------------
Water and Sewer                                                             6.2%
--------------------------------------------------------------------------------
Other                                                                      14.6%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)(1)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          28%
AA                                                                           47%
A                                                                            12%
BBB                                                                          12%
N/R                                                                           1%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                   [BAR CHART]

May                                                                   $    0.056
Jun                                                                        0.056
Jul                                                                        0.056
Aug                                                                        0.056
Sep                                                                       0.0575
Oct                                                                       0.0575
Nov                                                                       0.0575
Dec                                                                       0.0575
Jan                                                                       0.0575
Feb                                                                       0.0575
Mar                                                                        0.059
Apr                                                                        0.059

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

5/01/08                                                               $    12.88
                                                                           12.94
                                                                           12.93
                                                                           12.92
                                                                           12.89
                                                                           12.96
                                                                            12.9
                                                                           12.63
                                                                           12.36
                                                                           12.28
                                                                            12.4
                                                                           12.33
                                                                           12.08
                                                                           11.99
                                                                           12.04
                                                                           12.06
                                                                           12.08
                                                                           11.99
                                                                           12.04
                                                                           12.13
                                                                           11.97
                                                                           11.35
                                                                           10.47
                                                                           10.33
                                                                            7.34
                                                                            8.92
                                                                           10.22
                                                                           10.07
                                                                           10.72
                                                                           10.22
                                                                            9.15
                                                                            9.46
                                                                            8.63
                                                                            8.24
                                                                            9.18
                                                                            9.61
                                                                           10.34
                                                                         11.1286
                                                                           11.49
                                                                           11.22
                                                                           11.18
                                                                           11.74
                                                                           11.56
                                                                         10.6341
                                                                           11.09
                                                                          10.486
                                                                           10.86
                                                                           10.96
                                                                           11.17
                                                                         11.3399
                                                                           11.23
                                                                           11.44
                                                                           11.61
4/30/09                                                                    11.74

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

16 Nuveen Investments

NMZ Performance OVERVIEW | Nuveen Municipal High Income Opportunity Fund
                           as of April 30, 2009

Credit Quality (as a % of total investments)(1,2)

                                   [PIE CHART]

AAA/U.S.
Guaranteed                                                                    9%
AA                                                                            6%
A                                                                            12%
BBB                                                                          19%
BB or Lower                                                                  10%
N/R                                                                          44%

2008-2009 Monthly Tax-Free Dividends Per Common Share(4)

                                   [BAR CHART]

May                                                                   $   0.0815
Jun                                                                       0.0815
Jul                                                                       0.0815
Aug                                                                       0.0815
Sep                                                                       0.0835
Oct                                                                       0.0835
Nov                                                                       0.0835
Dec                                                                       0.0835
Jan                                                                       0.0835
Feb                                                                       0.0835
Mar                                                                       0.0835
Apr                                                                       0.0835

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

5/01/08                                                               $     15.5
                                                                           15.44
                                                                          15.384
                                                                           15.54
                                                                         15.5399
                                                                           15.56
                                                                           15.41
                                                                          15.239
                                                                           14.85
                                                                           15.15
                                                                           15.17
                                                                           15.16
                                                                           14.73
                                                                           14.86
                                                                           14.94
                                                                           14.74
                                                                           14.31
                                                                          14.416
                                                                           14.47
                                                                            14.5
                                                                            14.4
                                                                           14.17
                                                                           12.65
                                                                           11.85
                                                                            7.04
                                                                            9.92
                                                                          10.673
                                                                           11.02
                                                                           11.25
                                                                            9.97
                                                                            8.17
                                                                            9.27
                                                                          8.1399
                                                                            7.37
                                                                            7.83
                                                                            8.17
                                                                            9.15
                                                                         10.3348
                                                                            9.95
                                                                           10.57
                                                                           10.44
                                                                           10.36
                                                                           10.15
                                                                         10.0399
                                                                         10.1875
                                                                            8.86
                                                                            9.46
                                                                            9.91
                                                                            10.3
                                                                           10.37
                                                                           10.13
                                                                             9.7
                                                                            10.1
4/30/09                                                                    10.22

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     10.22
--------------------------------------------------------------------------------
Common Share Net Asset Value                                        $      9.03
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 13.18%
--------------------------------------------------------------------------------
Market Yield                                                               9.80%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                               13.61%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                       $   216,444
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          22.50
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                17.12
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/19/03)
--------------------------------------------------------------------------------
                                                    ON SHARE PRICE        ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                    -1.71%             0.73%
--------------------------------------------------------------------------------
1-Year                                                 -27.42%           -27.30%
--------------------------------------------------------------------------------
5-Year                                                   0.90%            -1.09%
--------------------------------------------------------------------------------
Since Inception                                          0.12%            -0.99%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)(2)
--------------------------------------------------------------------------------
Florida                                                                     9.5%
--------------------------------------------------------------------------------
Indiana                                                                     8.5%
--------------------------------------------------------------------------------
Wisconsin                                                                   8.1%
--------------------------------------------------------------------------------
California                                                                  7.8%
--------------------------------------------------------------------------------
Texas                                                                       7.2%
--------------------------------------------------------------------------------
Illinois                                                                    5.8%
--------------------------------------------------------------------------------
Colorado                                                                    4.9%
--------------------------------------------------------------------------------
Louisiana                                                                   4.4%
--------------------------------------------------------------------------------
Arizona                                                                     4.1%
--------------------------------------------------------------------------------
Ohio                                                                        3.9%
--------------------------------------------------------------------------------
Washington                                                                  3.6%
--------------------------------------------------------------------------------
Nebraska                                                                    3.0%
--------------------------------------------------------------------------------
Michigan                                                                    2.9%
--------------------------------------------------------------------------------
North Carolina                                                              2.4%
--------------------------------------------------------------------------------
Tennessee                                                                   2.2%
--------------------------------------------------------------------------------
Missouri                                                                    2.1%
--------------------------------------------------------------------------------
Other                                                                      19.6%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)(2)
--------------------------------------------------------------------------------
Health Care                                                                28.4%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     19.0%
--------------------------------------------------------------------------------
Housing/Multifamily                                                         7.6%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           7.5%
--------------------------------------------------------------------------------
Water and Sewer                                                             6.5%
--------------------------------------------------------------------------------
Transportation                                                              5.7%
--------------------------------------------------------------------------------
Industrials                                                                 5.3%
--------------------------------------------------------------------------------
Utilities                                                                   4.6%
--------------------------------------------------------------------------------
Materials                                                                   4.3%
--------------------------------------------------------------------------------
Other                                                                      11.1%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2)   Excluding investments in derivatives.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(4) The Fund paid shareholders a net ordinary income distribution in December 2008 of $0.0391 per share.

                                                           Nuveen Investments 17

NMD Performance OVERVIEW | Nuveen Municipal High Income Opportunity Fund 2
                           as of April 30, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $      9.80
--------------------------------------------------------------------------------
Common Share Net Asset Value                                        $      8.80
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 11.36%
--------------------------------------------------------------------------------
Market Yield                                                               9.80%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                               13.61%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                       $   140,404
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          26.44
--------------------------------------------------------------------------------
Modified Duration                                                         13.52
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/07)
--------------------------------------------------------------------------------
                                                    ON SHARE PRICE        ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                     3.12%             2.12%
--------------------------------------------------------------------------------
1-Year                                                 -26.01%           -28.64%
--------------------------------------------------------------------------------
Since Inception                                        -19.09%           -22.26%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)(2)
--------------------------------------------------------------------------------
Florida                                                                    14.4%
--------------------------------------------------------------------------------
California                                                                 12.8%
--------------------------------------------------------------------------------
Texas                                                                      11.0%
--------------------------------------------------------------------------------
Colorado                                                                    7.9%
--------------------------------------------------------------------------------
Illinois                                                                    5.9%
--------------------------------------------------------------------------------
Arizona                                                                     5.8%
--------------------------------------------------------------------------------
Louisiana                                                                   4.8%
--------------------------------------------------------------------------------
Washington                                                                  4.3%
--------------------------------------------------------------------------------
New Jersey                                                                  4.0%
--------------------------------------------------------------------------------
North Carolina                                                              3.3%
--------------------------------------------------------------------------------
Ohio                                                                        3.1%
--------------------------------------------------------------------------------
Utah                                                                        3.1%
--------------------------------------------------------------------------------
Other                                                                      19.6%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)(2)
--------------------------------------------------------------------------------
Health Care                                                                25.3%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     21.9%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          14.5%
--------------------------------------------------------------------------------
Transportation                                                              6.6%
--------------------------------------------------------------------------------
Consumer Discretionary                                                      6.2%
--------------------------------------------------------------------------------
Utilities                                                                   5.8%
--------------------------------------------------------------------------------
Industrials                                                                 4.9%
--------------------------------------------------------------------------------
Other                                                                      14.8%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(1,2)

                                   [PIE CHART]

AA                                                                           12%
A                                                                            16%
BBB                                                                          22%
BB or Lower                                                                  12%
N/R                                                                          38%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                   [BAR CHART]

May                                                                   $   0.0785
Jun                                                                       0.0785
Jul                                                                       0.0785
Aug                                                                       0.0785
Sep                                                                         0.08
Oct                                                                         0.08
Nov                                                                         0.08
Dec                                                                         0.08
Jan                                                                         0.08
Feb                                                                         0.08
Mar                                                                         0.08
Apr                                                                         0.08

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

5/01/08                                                               $  14.7499
                                                                           14.71
                                                                           14.65
                                                                           14.63
                                                                           14.51
                                                                           14.62
                                                                           14.47
                                                                           14.34
                                                                           13.97
                                                                           13.77
                                                                            13.8
                                                                           13.71
                                                                           13.44
                                                                           13.35
                                                                           13.43
                                                                           13.48
                                                                           13.52
                                                                           13.44
                                                                           13.44
                                                                           13.59
                                                                            13.4
                                                                            12.4
                                                                           11.34
                                                                           11.47
                                                                             7.1
                                                                            9.85
                                                                           10.14
                                                                           10.04
                                                                           10.25
                                                                            9.91
                                                                             8.2
                                                                            8.95
                                                                            8.11
                                                                            7.12
                                                                          7.7606
                                                                            8.28
                                                                               8
                                                                          9.9886
                                                                           10.28
                                                                           10.11
                                                                            9.36
                                                                           10.13
                                                                             9.9
                                                                            9.38
                                                                            9.49
                                                                          8.3388
                                                                            9.02
                                                                            9.02
                                                                            9.42
                                                                            9.99
                                                                            9.85
                                                                            9.28
                                                                            9.47
4/30/09                                                                      9.8

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2)   Excluding investments in derivatives.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

18 Nuveen Investments

NQM | Nuveen Investment Quality Municipal Fund, Inc.
    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 ALABAMA - 1.3% (0.8% OF TOTAL INVESTMENTS)
$        3,800   Alabama Special Care Facilities Financing Authority, Revenue    11/16 at 100.00              AA   $      3,700,250
                    Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/36
                    (UB)
                 Birmingham Special Care Facilities Financing Authority,
                 Alabama, Revenue Bonds, Baptist Health System Inc.,
                 Series 2005A:
         1,200      5.250%, 11/15/20                                             11/15 at 100.00            Baa1            927,372
           800      5.000%, 11/15/30                                             11/15 at 100.00            Baa1            512,680
         1,650   Courtland Industrial Development Board, Alabama, Pollution       6/15 at 100.00             BBB          1,151,337
                    Control Revenue Bonds, International Paper Company,
                    Series 2005A, 5.000%, 6/01/25
------------------------------------------------------------------------------------------------------------------------------------
         7,450   Total Alabama                                                                                            6,291,639
------------------------------------------------------------------------------------------------------------------------------------

                 ALASKA - 1.6% (1.0% OF TOTAL INVESTMENTS)
         4,000   Northern Tobacco Securitization Corporation, Alaska, Tobacco     6/10 at 100.00             AAA          4,253,640
                    Settlement Asset-Backed Bonds, Series 2000, 6.500%,
                    6/01/31 (Pre-refunded 6/01/10)
                 Northern Tobacco Securitization Corporation, Alaska, Tobacco
                 Settlement Asset-Backed Bonds, Series 2006A:
         4,000      5.000%, 6/01/32                                               6/14 at 100.00            Baa3          2,399,960
         1,500      5.000%, 6/01/46                                               6/14 at 100.00            Baa3            785,490
------------------------------------------------------------------------------------------------------------------------------------
         9,500   Total Alaska                                                                                             7,439,090
------------------------------------------------------------------------------------------------------------------------------------
                 ARIZONA - 1.8% (1.1% OF TOTAL INVESTMENTS)
                 Glendale Industrial Development Authority, Arizona, Revenue
                 Bonds, John C. Lincoln Health Network, Series 2005B:
           200      5.250%, 12/01/24                                             12/15 at 100.00             BBB            176,254
           265      5.250%, 12/01/25                                             12/15 at 100.00             BBB            231,907
         2,500   Mesa, Arizona, Utility System Revenue Bonds, Reset Option        7/17 at 100.00             AAA          1,531,300
                    Longs, Series 11032- 11034, 10.519%, 7/01/31 - FSA Insured
                    (IF)
         5,000   Phoenix, Arizona, Civic Improvement Corporation, Senior Lien     7/18 at 100.00             AA-          4,863,700
                    Airport Revenue Bonds, Series 2008, Trust 1132, 9.117%,
                    7/01/38 (IF)
         2,450   Salt Verde Financial Corporation, Arizona, Senior Gas              No Opt. Call               A          1,660,831
                    Revenue Bonds, Series 2007, 5.000%, 12/01/37
------------------------------------------------------------------------------------------------------------------------------------
        10,415   Total Arizona                                                                                            8,463,992
------------------------------------------------------------------------------------------------------------------------------------

                 ARKANSAS - 1.6% (1.0% OF TOTAL INVESTMENTS)
                 University of Arkansas, Pine Bluff Campus, Revenue Bonds,
                 Series 2005A:
         3,290      5.000%, 12/01/30 - AMBAC Insured                             12/15 at 100.00             Aa3          3,335,928
         2,000      5.000%, 12/01/35 - AMBAC Insured                             12/15 at 100.00             Aa3          2,013,300
                 Van Buren County, Arkansas, Sales and Use Tax Revenue
                 Refunding and Construction Bonds, Series 2000:
         1,055      5.600%, 12/01/25 - AMBAC Insured                             12/10 at 100.00             N/R          1,060,497
           635      5.650%, 12/01/31 - AMBAC Insured                             12/10 at 100.00             Aaa            636,391
         1,000   Washington County, Arkansas, Hospital Revenue Bonds,             2/15 at 100.00            Baa1            786,360
                    Washington Regional Medical Center, Series 2005B, 5.000%,
                    2/01/30
------------------------------------------------------------------------------------------------------------------------------------
         7,980   Total Arkansas                                                                                           7,832,476
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 19

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 CALIFORNIA - 20.0% (12.5% OF TOTAL INVESTMENTS)
$        2,250   California Educational Facilities Authority, Revenue Bonds,     10/15 at 100.00             AA+   $      2,216,273
                    University of Southern California, Series 2005, 4.750%,
                    10/01/28 (UB)
         1,000   California Educational Facilities Authority, Revenue Bonds,     11/15 at 100.00              A2            860,640
                    University of the Pacific, Series 2006, 5.000%, 11/01/30
         2,500   California Health Facilities Financing Authority, Revenue       11/15 at 100.00              A2          2,287,825
                    Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%,
                    11/15/27
         4,285   California Health Facilities Financing Authority, Revenue        4/16 at 100.00              A+          3,611,184
                    Bonds, Kaiser Permanante System, Series 2006, 5.000%,
                    4/01/37
         1,800   California Health Facilities Financing Authority, Revenue       11/16 at 100.00             Aa3          1,702,134
                    Bonds, Sutter Health, Tender Option Bond Trust 3175,
                    13.644%, 11/15/42 (IF)
                 California Statewide Community Development Authority, Revenue
                 Bonds, Daughters of Charity Health System, Series 2005A:
         1,000      5.250%, 7/01/30                                               7/15 at 100.00             BBB            703,840
         2,000      5.000%, 7/01/39                                               7/15 at 100.00             BBB          1,257,880
         1,390   California Statewide Community Development Authority, Revenue    5/18 at 100.00             Aa3          1,268,543
                    Bonds, Sutter Health, Tender Option Bond Trust 3175,
                    13.216%, 11/15/48 (IF)
         1,900   Chula Vista, California, Industrial Development Revenue          6/14 at 102.00              A2          1,924,529
                    Bonds, San Diego Gas and Electric Company, Series 1996A,
                    5.300%, 7/01/21
         2,530   Commerce Joint Power Financing Authority, California, Tax        8/13 at 100.00             N/R          2,073,031
                    Allocation Refunding Bonds, Redevelopment Projects 2 and
                    3, Series 2003A, 5.000%, 8/01/28 - RAAI Insured
           145   Commerce Joint Power Financing Authority, California, Tax        8/13 at 100.00         N/R (4)            165,264
                    Allocation Refunding Bonds, Redevelopment Projects 2 and
                    3, Series 2003A, 5.000%, 8/01/28 (Pre-refunded 8/01/13) -
                    RAAI Insured
                 Golden State Tobacco Securitization Corporation, California,
                 Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                 2007A-1:
         3,000      5.000%, 6/01/33                                               6/17 at 100.00             BBB          1,917,810
           610      5.125%, 6/01/47                                               6/17 at 100.00             BBB            314,583
         9,740   Huntington Park Redevelopment Agency, California, Single           No Opt. Call             AAA         14,164,103
                    Family Residential Mortgage Revenue Refunding Bonds,
                    Series 1986A, 8.000%, 12/01/19 (ETM)
         1,030   Natomas Union School District, Sacramento County, California,      No Opt. Call             AA-          1,159,306
                    General Obligation Refunding Bonds, Series 1999, 5.950%,
                    9/01/21 - MBIA Insured
        15,770   Ontario Redevelopment Financing Authority, San Bernardino          No Opt. Call             AA-         19,884,550
                    County, California, Revenue Refunding Bonds, Redevelopment
                    Project 1, Series 1995, 7.400%, 8/01/25 - MBIA Insured
        13,145   Perris, California, GNMA Mortgage-Backed Securities Program        No Opt. Call             AAA         18,976,647
                    Single Family Mortgage Revenue Bonds, Series 1988B,
                    8.200%, 9/01/23 (Alternative Minimum Tax) (ETM)
         3,415   Rancho Mirage Joint Powers Financing Authority, California,      7/14 at 100.00          A3 (4)          4,066,343
                    Revenue Bonds, Eisenhower Medical Center, Series 2004,
                    5.875%, 7/01/26 (Pre-refunded 7/01/14)
         5,000   Riverside Unified School District, Riverside County,             2/12 at 101.00             AA-          4,982,150
                    California, General Obligation Bonds, Series 2002A,
                    5.000%, 2/01/27 - FGIC Insured
                 San Diego County, California, Certificates of Participation,
                 Burnham Institute, Series 2006:
           250      5.000%, 9/01/21                                               9/15 at 102.00            Baa3            204,440
           275      5.000%, 9/01/23                                               9/15 at 102.00            Baa3            216,637
         5,000   San Francisco Unified School District, California, General       6/17 at 100.00             AAA          3,796,550
                    Obligation Bonds, Series 2007A, 3.000%, 6/15/25 - FSA
                    Insured
                 San Joaquin Hills Transportation Corridor Agency, Orange
                 County, California, Toll Road Revenue Refunding Bonds,
                 Series 1997A:
         6,175      0.000%, 1/15/28 - MBIA Insured                                  No Opt. Call             AA-          1,446,556
         8,135      0.000%, 1/15/34 - MBIA Insured                                  No Opt. Call             AA-          1,156,553
        17,195      0.000%, 1/15/35 - MBIA Insured                                  No Opt. Call             AA-          2,259,079
         3,185   University of California, General Revenue Bonds, Series          5/13 at 101.00             Aa1          3,014,188
                    2005G, 4.750%, 5/15/31 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       112,725   Total California                                                                                        95,630,638
------------------------------------------------------------------------------------------------------------------------------------

20 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 COLORADO - 3.8% (2.4% OF TOTAL INVESTMENTS)
$        1,000   Colorado Health Facilities Authority, Revenue Bonds,             6/16 at 100.00              A-   $        785,960
                    Evangelical Lutheran Good Samaritan Society, Series 2005,
                    5.000%, 6/01/29
           400   Colorado Health Facilities Authority, Revenue Bonds, Poudre      3/15 at 100.00            BBB+            338,020
                    Valley Health Care, Series 2005F, 5.000%, 3/01/25
        12,450   Denver City and County, Colorado, Airport System Revenue        11/10 at 100.00              A+         12,574,251
                    Refunding Bonds, Series 2000A, 6.000%, 11/15/19 - AMBAC
                    Insured (Alternative Minimum Tax)
        14,500   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,     9/20 at 41.72             AA-          1,571,075
                    Series 2004B, 0.000%, 3/01/36 - MBIA Insured
         3,000   Park Creek Metropolitan District, Colorado, Senior Property     12/19 at 100.00             AAA          3,060,300
                    Tax Supported Revenue Bonds, Series 2009, 6.250%, 12/01/30
                    - AGC Insured
------------------------------------------------------------------------------------------------------------------------------------
        31,350   Total Colorado                                                                                          18,329,606
------------------------------------------------------------------------------------------------------------------------------------

                 DISTRICT OF COLUMBIA - 7.5% (4.7% OF TOTAL INVESTMENTS)
        23,745   District of Columbia Water and Sewerage Authority, Public          No Opt. Call             AAA         26,611,259
                    Utility Revenue Bonds, Series 1998, 5.500%, 10/01/23 - FSA
                    Insured (UB)
         3,000   District of Columbia, General Obligation Bonds, Series 1998B,      No Opt. Call             AA-          3,438,600
                    6.000%, 6/01/16 - MBIA Insured
        15,950   District of Columbia, Revenue Bonds, Georgetown University,       4/11 at 31.03         AA- (4)          4,805,257
                    Series 2001A, 0.000%, 4/01/31(Pre-refunded 4/01/11) - MBIA
                    Insured
         1,200   Washington Convention Center Authority, District of Columbia,   10/16 at 100.00             AAA          1,001,592
                    Senior Lien Dedicated Tax Revenue Bonds, Series 2007,
                    Residuals 1606, 10.676%, 10/01/30 - AMBAC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
        43,895   Total District of Columbia                                                                              35,856,708
------------------------------------------------------------------------------------------------------------------------------------

                 FLORIDA - 5.7% (3.6% OF TOTAL INVESTMENTS)
         1,000   Board of Regents, Florida State University, Housing Facility     5/15 at 101.00             AA-          1,008,820
                    Revenue Bonds, Series 2005A, 5.000%, 5/01/27 - MBIA Insured
         4,230   Brevard County Health Facilities Authority, Florida, Revenue     4/16 at 100.00              A-          3,691,775
                    Bonds, Health First Inc. Project, Series 2005, 5.000%,
                    4/01/24
         1,580   Escambia County Health Facilities Authority, Florida, Health    10/10 at 100.00            Baa1          1,429,537
                    Facility Revenue Refunding Bonds, Baptist Hospital and
                    Baptist Manor, Series 1998, 5.125%, 10/01/19
         3,200   Hillsborough County Industrial Development Authority,            4/10 at 101.00             N/R          1,652,608
                    Florida, Exempt Facilities Remarketed Revenue Bonds,
                    National Gypsum Company, Apollo Beach Project, Series
                    2000B, 7.125%, 4/01/30 (Alternative Minimum Tax)
        14,000   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami       10/17 at 100.00             AA-         11,809,840
                    International Airport Hub, Series 2007B, 4.500%, 10/01/31 -
                    MBIA Insured
         5,895   South Miami Health Facilities Authority, Florida, Hospital       8/17 at 100.00             AA-          5,163,902
                    Revenue, Baptist Health System Obligation Group, Series
                    2007, 5.000%, 8/15/42 (UB)
         2,000   Tolomato Community Development District, Florida, Special        5/14 at 101.00             N/R          1,132,280
                    Assessment Bonds, Series 2006, 5.400%, 5/01/37
         1,250   Wyndam Park Community Development District, Florida, Special     5/13 at 101.00               A          1,226,275
                    Assessment Bonds, Series 2003, 6.375%, 5/01/34
------------------------------------------------------------------------------------------------------------------------------------
        33,155   Total Florida                                                                                           27,115,037
------------------------------------------------------------------------------------------------------------------------------------

                 GEORGIA - 5.0% (3.1% OF TOTAL INVESTMENTS)
        10,000   Atlanta, Georgia, Airport General Revenue Refunding Bonds,       1/10 at 101.00          A+ (4)         10,437,600
                    Series 2000A, 5.600%, 1/01/30 (Pre-refunded 1/01/10) - FGIC
                    Insured
         2,710   Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series    11/14 at 100.00             AAA          2,805,446
                    2004, 5.000%, 11/01/23 - FSA Insured
         2,000   Dalton Development Authority, Georgia, Revenue Certificates,       No Opt. Call             AA-          1,750,620
                    Hamilton Health Care System Inc., Series 1996, 5.500%,
                    8/15/26 - MBIA Insured
         5,980   Fulton County Development Authority, Georgia, Revenue Bonds,     9/11 at 102.00               A          6,108,869
                    Georgia State University - TUFF/Atlanta Housing LLC,
                    Series 2001A, 5.500%, 9/01/22 - AMBAC Insured

                                                           Nuveen Investments 21

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 GEORGIA (continued)
$        2,250   Georgia Municipal Electric Authority, Project One Special          No Opt. Call              A+   $      2,619,698
                    Obligation Bonds, Fourth Crossover Series 1997E, 6.500%,
                    1/01/20
------------------------------------------------------------------------------------------------------------------------------------
        22,940   Total Georgia                                                                                           23,722,233
------------------------------------------------------------------------------------------------------------------------------------

                 IDAHO - 1.2% (0.7% OF TOTAL INVESTMENTS)
         4,810   Boise City, Idaho, Revenue Refunding Bonds, Series 2001A,       12/11 at 100.00             Aa3          4,825,296
                    5.375%, 12/01/31 - MBIA Insured
                 Madison County, Idaho, Hospital Revenue Certificates of
                 Participation, Madison Memorial Hospital, Series 2006:
           500      5.250%, 9/01/26                                               9/16 at 100.00            BBB-            375,615
           500      5.250%, 9/01/30                                               9/16 at 100.00            BBB-            358,315
------------------------------------------------------------------------------------------------------------------------------------
         5,810   Total Idaho                                                                                              5,559,226
------------------------------------------------------------------------------------------------------------------------------------

                 ILLINOIS - 10.2% (6.4% OF TOTAL INVESTMENTS)
         4,705   Bourbonnais, Illinois, Revenue Bonds, Olivet Nazarene            3/10 at 101.00        BBB+ (4)          4,968,574
                    University, Series 2000, 6.250%, 3/01/20(Pre-refunded
                    3/01/10) - RAAI Insured
         4,775   Chicago Public Building Commission, Illinois, General            3/13 at 100.00           A (4)          5,419,912
                    Obligation Lease Bonds, Chicago Transit Authority, Series
                    2003, 5.250%, 3/01/23 (Pre-refunded 3/01/13) - AMBAC
                    Insured
         2,110   Illinois Development Finance Authority, Local Government         1/11 at 100.00         Aa2 (4)          2,271,204
                    Program Revenue Bonds, DuPage and Cook Counties Community
                    Unit School District 205 - Elmhurst, Series 2000, 6.000%,
                    1/01/19 (Pre-refunded 1/01/11) - FSA Insured
                 Illinois Finance Authority, Revenue Bonds, OSF Healthcare
                 System, Series 2004:
         2,500      5.250%, 11/15/21                                              5/14 at 100.00               A          2,338,400
         1,000      5.250%, 11/15/22                                              5/14 at 100.00               A            923,250
           395   Illinois Finance Authority, Revenue Bonds, Proctor Hospital,     1/16 at 100.00            BBB-            295,393
                    Series 2006, 5.125%, 1/01/25
         2,600   Illinois Health Facilities Authority, Revenue Bonds, Condell     5/12 at 100.00             Aaa          2,876,562
                    Medical Center, Series 2002, 5.500%, 5/15/32 (Pre-refunded
                    5/15/12)
        12,725   Kane, Cook and DuPage Counties School District 46, Elgin,          No Opt. Call             Aa3         14,694,957
                    Illinois, General Obligation School Bonds, Series 1997,
                    7.800%, 1/01/12 - FSA Insured
         6,300   Madison County Community Unit School District 7,                   No Opt. Call         N/R (4)          7,003,206
                    Edwardsville, Illinois, School Building Bonds, Series
                    1994, 5.850%, 2/01/13 - FGIC Insured (ETM)
         6,015   Metropolitan Pier and Exposition Authority, Illinois, Revenue      No Opt. Call             AA-          3,209,784
                    Refunding Bonds, McCormick Place Expansion Project, Series
                    1996A, 0.000%, 12/15/21 - MBIA Insured
                 Will County High School District 204, Joliet, Illinois,
                 General Obligation Bonds, Series 2001:
         1,145      8.700%, 12/01/13 - FSA Insured                                  No Opt. Call             AAA          1,469,390
         1,300      8.700%, 12/01/14 - FSA Insured                                  No Opt. Call             AAA          1,718,535
         1,180   Will County School District 17, Channahon, Illinois, General       No Opt. Call              A2          1,492,440
                    Obligation School Building Bonds, Series 2001, 8.400%,
                    12/01/13 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        46,750   Total Illinois                                                                                          48,681,607
------------------------------------------------------------------------------------------------------------------------------------

                 INDIANA - 3.5% (2.2% OF TOTAL INVESTMENTS)
         5,530   Allen County Jail Building Corporation, Indiana, First           4/11 at 101.00         N/R (4)          6,081,783
                    Mortgage Bonds, Series 2000, 5.750%, 4/01/20 (Pre-refunded
                    4/01/11)
         1,880   Indianapolis, Indiana, GNMA Collateralized Multifamily           7/10 at 102.00             Aaa          1,917,769
                    Housing Mortgage Revenue Bonds, Cloverleaf Apartments
                    Project Phase I, Series 2000, 6.000%, 1/20/31
         2,495   Shelbyville, Indiana, GNMA Collateralized Multifamily Housing    7/10 at 102.00             Aaa          2,545,075
                    Revenue Bonds, Blueridge Terrace Project, Series 2000,
                    6.050%, 1/20/36
                 St. Joseph County Hospital Authority, Indiana, Revenue Bonds,
                 Madison Center Inc., Series 2005:
         1,550      5.250%, 2/15/23                                               2/15 at 100.00            BBB-          1,245,270
         2,500      5.375%, 2/15/34                                               2/15 at 100.00            BBB-          1,765,925

22 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 INDIANA (continued)
$        2,765   Wayne County Jail Holding Corporation, Indiana, First            1/13 at 101.00           A (4)   $      3,212,322
                    Mortgage Bonds, Series 2001, 5.750%,7/15/14 (Pre-refunded
                    1/15/13) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        16,720   Total Indiana                                                                                           16,768,144
------------------------------------------------------------------------------------------------------------------------------------

                 IOWA - 0.9% (0.6% OF TOTAL INVESTMENTS)
         8,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement       6/15 at 100.00             BBB          4,490,960
                    Revenue Bonds, Series 2005C, 5.500%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------

                 KANSAS - 1.1% (0.7% OF TOTAL INVESTMENTS)
         1,000   Kansas Development Finance Authority, Health Facilities         11/15 at 100.00              A2            953,590
                    Revenue Bonds, Hays Medical Center Inc., Series 2005L,
                    5.000%, 11/15/22
           455   Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed        No Opt. Call             Aaa            494,631
                    Securities Program Single Family Revenue Bonds, Series
                    1997A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)
         3,145   Topeka, Kansas, Industrial Revenue Refunding Bonds, Sunwest      8/16 at 100.00             AAA          4,051,955
                    Hotel Corporation, Series 1988, 9.500%, 10/01/16
                    (Pre-refunded 8/15/16) (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         4,600   Total Kansas                                                                                             5,500,176
------------------------------------------------------------------------------------------------------------------------------------

                 KENTUCKY - 0.5% (0.3% OF TOTAL INVESTMENTS)
         2,000   Jefferson County, Kentucky, Health Facilities Revenue            7/09 at 100.00              A+          1,982,360
                    Refunding Bonds, Jewish Hospital HealthCare Services Inc.,
                    Series 1996, 5.700%, 1/01/21 - AMBAC Insured
           510   Louisville and Jefferson County Metropolitan Government,        10/16 at 100.00             N/R            406,434
                    Kentucky, Industrial Building Revenue Bonds, Sisters of
                    Mercy of the Americas, Series 2006, 5.000%, 10/01/35
------------------------------------------------------------------------------------------------------------------------------------
         2,510   Total Kentucky                                                                                           2,388,794
------------------------------------------------------------------------------------------------------------------------------------

                 LOUISIANA - 1.4% (0.9% OF TOTAL INVESTMENTS)
           675   East Baton Rouge Mortgage Finance Authority, Louisiana,         10/09 at 101.00             Aaa            684,173
                    GNMA/FNMA Mortgage-Backed Securities Program Family
                    Mortgage Revenue Refunding Bonds, Series 1997D, 5.900%,
                    10/01/30(Alternative Minimum Tax)
                 Jefferson Parish Home Mortgage Authority, Louisiana, Single
                 Family Mortgage Revenue Bonds, Series 2000G-2:
           745      6.300%, 6/01/32 (Alternative Minimum Tax)                    12/10 at 102.00             Aaa            772,237
           510      5.550%, 6/01/32 (Alternative Minimum Tax)                    12/10 at 102.00             Aaa            510,383
           335   Jefferson Parish Home Mortgage Authority, Louisiana, Single     12/09 at 103.00             Aaa            357,549
                    Family Mortgage Revenue Refunding Bonds, Series 2000A-2,
                    7.500%, 12/01/30 (Alternative Minimum Tax)
         3,000   Louisiana Public Facilities Authority, Hospital Revenue          8/15 at 100.00              A+          2,521,140
                    Bonds, Franciscan Missionaries of Our Lady Health System,
                    Series 2005A, 5.250%, 8/15/31
         2,500   Louisiana Public Facilities Authority, Revenue Bonds, Ochsner    5/17 at 100.00              A3          1,867,900
                    Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47
------------------------------------------------------------------------------------------------------------------------------------
         7,765   Total Louisiana                                                                                          6,713,382
------------------------------------------------------------------------------------------------------------------------------------

                 MARYLAND - 0.5% (0.3% OF TOTAL INVESTMENTS)
         2,500   Maryland Health and Higher Educational Facilities Authority,     8/14 at 100.00              A-          2,502,625
                    Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24
------------------------------------------------------------------------------------------------------------------------------------

                 MASSACHUSETTS - 3.5% (2.2% OF TOTAL INVESTMENTS)
         4,885   Massachusetts Development Financing Authority, Assisted         12/09 at 102.00             N/R          3,973,459
                    Living Revenue Bonds, Prospect House Apartments, Series
                    1999, 7.000%, 12/01/31
         1,105   Massachusetts Health and Educational Facilities Authority,       1/11 at 100.00             BBB            945,891
                    Revenue Bonds, Caritas Christi Obligated Group, Series
                    1999A, 5.625%, 7/01/20
         1,875   Massachusetts Health and Educational Facilities Authority,       7/11 at 100.00             BBB          1,821,169
                    Revenue Bonds, UMass Memorial Health Care, Series 2001C,
                    6.500%, 7/01/21
         2,030   Massachusetts Industrial Finance Agency, Resource Recovery       6/09 at 102.00             BBB          1,628,425
                    Revenue Refunding Bonds, Ogden Haverhill Project, Series
                    1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)

                                                           Nuveen Investments 23

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 MASSACHUSETTS (continued)
$        5,100   Massachusetts School Building Authority, Dedicated Sales Tax     8/15 at 100.00             AAA   $      5,369,586
                    Revenue Bonds, Series 2005A, 5.000%, 8/15/23 - FSA Insured
                    (UB)
         3,120   Massachusetts Water Resources Authority, General Revenue         2/17 at 100.00             AAA          2,767,502
                    Bonds, Series 2007A, 4.500%,8/01/46 - FSA Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
        18,115   Total Massachusetts                                                                                     16,506,032
------------------------------------------------------------------------------------------------------------------------------------

                 MICHIGAN - 4.4% (2.7% OF TOTAL INVESTMENTS)
         4,250   Detroit City School District, Wayne County, Michigan,            5/12 at 100.00             AAA          4,762,635
                    Unlimited Tax School Building and Site Improvement Bonds,
                    Series 2001A, 5.500%, 5/01/20 (Pre-refunded 5/01/12) - FSA
                    Insured
        10,215   Detroit, Michigan, Water Supply System Revenue Refunding           No Opt. Call             AA-         11,385,639
                    Bonds, Series 1993, 6.500%, 7/01/15 - FGIC Insured
         1,800   Kent Hospital Finance Authority, Michigan, Revenue Bonds,        7/15 at 100.00             BB+          1,297,728
                    Metropolitan Hospital, Series 2005A, 6.000%, 7/01/35
         1,350   Michigan State Building Authority, Revenue Bonds, Facilities    10/15 at 100.00              A+          1,374,192
                    Program, Series 2005II, 5.000%,10/15/22 - AMBAC Insured
         2,000   Michigan State Hospital Finance Authority, Revenue Bonds,       12/16 at 100.00              AA          1,873,920
                    Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31
                    (UB)
           340   Monroe County Hospital Finance Authority, Michigan, Mercy        6/16 at 100.00            Baa3            199,679
                    Memorial Hospital Corporation Revenue Bonds, Series 2006,
                    5.500%, 6/01/35
------------------------------------------------------------------------------------------------------------------------------------
        19,955   Total Michigan                                                                                          20,893,793
------------------------------------------------------------------------------------------------------------------------------------

                 MINNESOTA - 9.0% (5.6% OF TOTAL INVESTMENTS)
         8,250   Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete     7/14 at 100.00              A-          7,820,753
                    Inc., Series 2004, 4.950%, 7/01/22
         5,000   Dakota and Washington Counties Housing and Redevelopment           No Opt. Call             AAA          7,153,350
                    Authority, Minnesota, GNMA Mortgage-Backed Securities
                    Program Single Family Residential Mortgage Revenue Bonds,
                    Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax)
                    (ETM)
           620   Minnesota Agricultural and Economic Development Board,          11/10 at 101.00               A            623,212
                    Healthcare System Revenue Bonds, Fairview Hospital and
                    Healthcare Services, Series 2000A, 6.375%, 11/15/29
        19,380   Minnesota Agricultural and Economic Development Board,          11/10 at 101.00           A (4)         21,138,343
                    Healthcare System Revenue Bonds, Fairview Hospital and
                    Healthcare Services, Series 2000A, 6.375%,
                    11/15/29 (Pre-refunded 11/15/10)
         1,000   St. Paul Housing and Redevelopment Authority, Minnesota,        11/15 at 100.00             BB+            809,780
                    Revenue Bonds, Healtheast Inc., Series 2005, 6.000%,
                    11/15/25
         6,280   Washington County, Minnesota, General Obligation Bonds,          8/17 at 100.00             AAA          5,319,286
                    Capital Improvement Plan, Series 2007A, 3.500%, 2/01/28
------------------------------------------------------------------------------------------------------------------------------------
        40,530   Total Minnesota                                                                                         42,864,724
------------------------------------------------------------------------------------------------------------------------------------

                 MISSISSIPPI - 0.6% (0.4% OF TOTAL INVESTMENTS)
         2,275   Mississippi Hospital Equipment and Facilities Authority,         9/14 at 100.00              AA          2,265,195
                    Revenue Bonds, Baptist Memorial Healthcare, Series
                    2004B-1, 5.000%, 9/01/24 (UB)
         1,250   Warren County, Mississippi, Gulf Opportunity Zone Revenue        8/11 at 100.00             BBB            785,050
                    Bonds, International Paper Company, Series 2006A, 4.800%,
                    8/01/30
------------------------------------------------------------------------------------------------------------------------------------
         3,525   Total Mississippi                                                                                        3,050,245
------------------------------------------------------------------------------------------------------------------------------------

                 MISSOURI - 1.3% (0.8% OF TOTAL INVESTMENTS)
           200   Hannibal Industrial Development Authority, Missouri, Health      3/16 at 100.00            BBB+            178,138
                    Facilities Revenue Bonds, Hannibal Regional Hospital,
                    Series 2006, 5.000%, 3/01/22
         1,000   Jackson County Reorganized School District R-7, Lees Summit,     3/16 at 100.00             Aa2          1,048,450
                    Missouri, General Obligation Bonds, Series 2006, 5.250%,
                    3/01/26 - MBIA Insured

24 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 MISSOURI (continued)
                 Missouri Development Finance Board, Infrastructure Facilities
                 Revenue Bonds, Branson Landing Project, Series 2005A:
$          780      6.000%, 6/01/20                                                 No Opt. Call            BBB+   $        751,850
         1,525      5.000%, 6/01/35                                               6/15 at 100.00            BBB+          1,158,634
         2,985   Missouri Development Finance Board. Infrastructure Facilities    4/14 at 100.00              A+          2,988,552
                    Revenue Bonds, City of Independence, Missouri - Events
                    Center Project, Series 2009F, 6.250%, 4/01/38
------------------------------------------------------------------------------------------------------------------------------------
         6,490   Total Missouri                                                                                           6,125,624
------------------------------------------------------------------------------------------------------------------------------------

                 MONTANA - 0.4% (0.2% OF TOTAL INVESTMENTS)
         2,000   Montana Board of Housing, Single Family Program Bonds, Series    6/14 at 100.00             AA+          1,855,420
                    2005-RA-1, 4.750%, 6/01/44
------------------------------------------------------------------------------------------------------------------------------------

                 NEBRASKA - 2.5% (1.6% OF TOTAL INVESTMENTS)
        11,215   Lincoln, Nebraska, Electric System Revenue Bonds, Series         9/17 at 100.00              AA         10,282,585
                    2007A, 4.500%, 9/01/37 - FGIC Insured (UB)
         1,740   NebHelp Inc., Nebraska, Revenue Bonds, Student Loan Program,     9/09 at 100.00             N/R          1,741,392
                    Series 1993B, 5.875%, 6/01/14 - MBIA Insured (Alternative
                    Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        12,955   Total Nebraska                                                                                          12,023,977
------------------------------------------------------------------------------------------------------------------------------------

                 NEVADA - 3.9% (2.4% OF TOTAL INVESTMENTS)
        11,000   Clark County School District, Nevada, General Obligation         6/12 at 100.00          AA (4)         12,419,220
                    Bonds, Series 2002C, 5.500%, 6/15/19 (Pre-refunded 6/15/12)
                    - MBIA Insured
        14,530   Director of Nevada State Department of Business and Industry,    1/10 at 102.00               A          4,371,351
                    Revenue Bonds, Las Vegas Monorail Project, First Tier,
                    Series 2000, 5.625%, 1/01/34 - AMBAC Insured
         1,600   Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue    6/19 at 100.00               A          1,641,008
                    Bonds, Series 2009A, 8.000%, 6/15/30
------------------------------------------------------------------------------------------------------------------------------------
        27,130   Total Nevada                                                                                            18,431,579
------------------------------------------------------------------------------------------------------------------------------------

                 NEW JERSEY - 2.5% (1.5% OF TOTAL INVESTMENTS)
                 New Jersey Economic Development Authority, School Facilities
                 Construction Bonds, Series 2005P:
         1,325      5.250%, 9/01/24                                               9/15 at 100.00             AA-          1,367,374
         1,000      5.250%, 9/01/26                                               9/15 at 100.00             AA-          1,019,340
           600   New Jersey Educational Facilities Authority Revenue Refunding    6/19 at 100.00            Baa2            613,986
                    Bonds, University of Medicine and Dentistry of New Jersey
                    Issue, Series 2009 B, 7.500%, 12/01/32
           680   New Jersey Health Care Facilities Financing Authority, New       7/18 at 100.00            Baa2            533,990
                    Jersey, Revenue Bonds, Saint Peters University Hospital,
                    Series 2007, 5.750%, 7/01/37
         3,425   New Jersey Transportation Trust Fund Authority,                    No Opt. Call             AA-          3,688,828
                    Transportation System Bonds, Series 2006A, 5.250%, 12/15/20
           700   New Jersey Turnpike Authority, Revenue Bonds, Series 2009E,      1/19 at 100.00              A+            706,286
                    5.250%, 1/01/40
         1,520   Tobacco Settlement Financing Corporation, New Jersey, Tobacco    6/12 at 100.00             AAA          1,642,801
                    Settlement Asset-Backed Bonds, Series 2002, 5.750%,
                    6/01/32 (Pre-refunded 6/01/12)
         4,000   Tobacco Settlement Financing Corporation, New Jersey, Tobacco    6/17 at 100.00             BBB          2,168,800
                    Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%,
                    6/01/34
------------------------------------------------------------------------------------------------------------------------------------
        13,250   Total New Jersey                                                                                        11,741,405
------------------------------------------------------------------------------------------------------------------------------------

                 NEW MEXICO - 0.4% (0.3% OF TOTAL INVESTMENTS)
                 Farmington, New Mexico, Hospital Revenue Bonds, San Juan
                 Regional Medical Center Inc., Series 2004A:
           880      5.125%, 6/01/17                                               6/14 at 100.00              A3            866,527
         1,295      5.125%, 6/01/19                                               6/14 at 100.00              A3          1,242,242
------------------------------------------------------------------------------------------------------------------------------------
         2,175   Total New Mexico                                                                                         2,108,769
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 25

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 NEW YORK - 16.3% (10.2% OF TOTAL INVESTMENTS)
$        1,665   Dormitory Authority of the State of New York, State Personal     3/15 at 100.00             AAA   $      1,728,886
                    Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 -
                    AMBAC Insured
         4,055   Hudson Yards Infrastructure Corporation, New York, Revenue       2/17 at 100.00             AA-          3,093,681
                    Bonds, Series 2006A, 4.500%, 2/15/47 - MBIA Insured
         3,000   Long Island Power Authority, New York, Electric System          11/16 at 100.00             AA-          2,474,400
                    Revenue Bonds, Series 2006F, 4.250%,5/01/33 - MBIA Insured
         1,000   Metropolitan Transportation Authority, New York, Dedicated      11/19 at 100.00              AA            977,410
                    Tax Fund Bonds, Series 2009B, 5.000%, 11/15/34
         2,250   Metropolitan Transportation Authority, New York,                11/15 at 100.00               A          2,197,733
                    Transportation Revenue Bonds, Series 2005B, 5.000%,
                    11/15/30 - AMBAC Insured
         3,200   Metropolitan Transportation Authority, New York,                11/15 at 100.00               A          3,089,440
                    Transportation Revenue Bonds, Series 2005F, 5.000%,
                    11/15/30
         7,800   New York City Municipal Water Finance Authority, New York,      12/14 at 100.00             AAA          7,914,036
                    Water and Sewerage System Revenue Bonds, Fiscal Series
                    2005B, 5.000%, 6/15/28 - AMBAC Insured
         5,570   New York City Transitional Finance Authority, New York,          2/14 at 100.00             AAA          5,827,278
                    Future Tax Secured Bonds, Fiscal Series 2004C, 5.000%,
                    2/01/22 (UB)
         1,745   New York City, New York, General Obligation Bonds, Fiscal        6/13 at 100.00              AA          1,822,426
                    Series 2003J, 5.500%, 6/01/20
         3,255   New York City, New York, General Obligation Bonds, Fiscal        6/13 at 100.00          AA (4)          3,723,460
                    Series 2003J, 5.500%, 6/01/20 (Pre-refunded 6/01/13)
         4,200   New York City, New York, General Obligation Bonds, Fiscal        3/15 at 100.00              AA          4,241,412
                    Series 2005J, 5.000%, 3/01/25
         7,000   New York City, New York, General Obligation Bonds, Fiscal        4/15 at 100.00              AA          7,095,620
                    Series 2005M, 5.000%, 4/01/24 (UB)
         1,250   New York City, New York, General Obligation Bonds, Series        8/14 at 100.00              AA          1,472,375
                    2008, Trust 3217, 18.095%, 8/15/20 (IF)
         5,000   New York State Municipal Bond Bank Agency, Special School        6/13 at 100.00              A+          5,237,100
                    Purpose Revenue Bonds, Series 2003C, 5.250%, 12/01/19
         5,400   New York State Tobacco Settlement Financing Corporation,         6/10 at 100.00             AA-          5,492,556
                    Tobacco Settlement Asset-Backed and State Contingency
                    Contract-Backed Bonds, Series 2003A-1, 5.500%, 6/01/16
         4,205   New York State Urban Development Corporation, State Personal     3/14 at 100.00             AAA          4,354,320
                    Income Tax Revenue Bonds, Series 2004A-1, 5.000%, 3/15/23 -
                    FGIC Insured
        16,445   Port Authority of New York and New Jersey, Special Project         No Opt. Call             AA-         17,085,367
                    Bonds, JFK International Air Terminal LLC, Sixth Series
                    1997, 7.000%, 12/01/12 - MBIA Insured (Alternative Minimum
                    Tax)
------------------------------------------------------------------------------------------------------------------------------------
        77,040   Total New York                                                                                          77,827,500
------------------------------------------------------------------------------------------------------------------------------------

                 NORTH CAROLINA - 1.7% (1.1% OF TOTAL INVESTMENTS)
         7,420   North Carolina Medical Care Commission, Health System Revenue   10/11 at 101.00          AA (4)          8,222,547
                    Bonds, Mission St. Joseph's Health System, Series 2001,
                    5.250%, 10/01/26 (Pre-refunded 10/01/11)
------------------------------------------------------------------------------------------------------------------------------------

                 OHIO - 0.9% (0.6% OF TOTAL INVESTMENTS)
                 Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                 Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                 2007A-2:
         3,385      5.125%, 6/01/24                                               6/17 at 100.00             BBB          2,667,651
           530      5.875%, 6/01/30                                               6/17 at 100.00             BBB            359,488
           525      5.750%, 6/01/34                                               6/17 at 100.00             BBB            332,383
         1,180      5.875%, 6/01/47                                               6/17 at 100.00             BBB            662,889
           250   Port of Greater Cincinnati Development Authority, Ohio,         10/16 at 100.00             N/R            220,530
                    Economic Development Revenue Bonds, Sisters of Mercy of
                    the Americas, Series 2006, 5.000%, 10/01/25
------------------------------------------------------------------------------------------------------------------------------------
         5,870   Total Ohio                                                                                               4,242,941
------------------------------------------------------------------------------------------------------------------------------------

26 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 OKLAHOMA - 1.7% (1.0% OF TOTAL INVESTMENTS)
                 Norman Regional Hospital Authority, Oklahoma, Hospital
                 Revenue Bonds, Series 2005:
$          500      5.375%, 9/01/29                                               9/16 at 100.00            BBB-   $        346,090
           750      5.375%, 9/01/36                                               9/16 at 100.00            BBB-            492,045
                 Oklahoma Development Finance Authority, Revenue Bonds, Saint
                 John Health System, Series 2007:
         1,900      5.000%, 2/15/37                                               2/17 at 100.00               A          1,653,627
           990      5.000%, 2/15/42                                               2/17 at 100.00               A            839,956
         5,280   Tulsa County Industrial Authority, Oklahoma, Health Care        12/16 at 100.00              AA          4,527,548
                    Revenue Bonds, Saint Francis Health System, Series 2006,
                    5.000%, 12/15/36 (UB)
            88   Tulsa County Industrial Authority, Oklahoma, Health Care        12/16 at 100.00              AA             65,175
                    Revenue Bonds, Saint Francis Health System, Series 2006,
                    Trust 3500, 8.325%, 12/15/36 (IF)
------------------------------------------------------------------------------------------------------------------------------------
         9,508   Total Oklahoma                                                                                           7,924,441
------------------------------------------------------------------------------------------------------------------------------------

                 PENNSYLVANIA - 3.6% (2.3% OF TOTAL INVESTMENTS)
           500   Bucks County Industrial Development Authority, Pennsylvania,     3/17 at 100.00             BBB            316,320
                    Charter School Revenue Bonds, School Lane Charter School,
                    Series 2007A, 5.000%, 3/15/37
         3,000   Commonwealth Financing Authority, Pennsylvania, State            6/16 at 100.00             AAA          3,106,620
                    Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 -
                    FSA Insured (UB)
         5,125   Pennsylvania Public School Building Authority, Lease Revenue    12/16 at 100.00             AAA          4,588,720
                    Bonds, School District of Philadelphia, Series 2006B,
                    4.500%, 6/01/32 - FSA Insured (UB)
         2,750   Philadelphia Hospitals and Higher Education Facilities           5/09 at 100.00             BBB          2,582,910
                    Authority, Pennsylvania, Hospital Revenue Bonds, Temple
                    University Hospital, Series 1993A, 6.625%, 11/15/23
         5,000   Philadelphia, Pennsylvania, General Obligation Bonds, Series     3/11 at 100.00             AAA          5,394,250
                    2001, 5.250%, 9/15/18 (Pre-refunded 3/15/11) - FSA Insured
         1,000   St. Mary Hospital Authority, Pennsylvania, Health System        11/14 at 100.00          A1 (4)          1,172,870
                    Revenue Bonds, Catholic Health East, Series 2004B, 5.500%,
                    11/15/24 (Pre-refunded 11/15/14)
------------------------------------------------------------------------------------------------------------------------------------
        17,375   Total Pennsylvania                                                                                      17,161,690
------------------------------------------------------------------------------------------------------------------------------------

                 PUERTO RICO - 0.9% (0.6% OF TOTAL INVESTMENTS)
         1,500   Puerto Rico Infrastructure Financing Authority, Special         10/10 at 101.00             AAA          1,567,350
                    Obligation Bonds, Series 2000A, 5.500%, 10/01/40
         1,225   Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%,        No Opt. Call            BBB-          1,172,582
                    8/01/21 - CIFG Insured
        14,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax             No Opt. Call             AA-          1,484,140
                    Revenue Bonds, Series 2007A, 0.000%,8/01/42 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
        16,725   Total Puerto Rico                                                                                        4,224,072
------------------------------------------------------------------------------------------------------------------------------------

                 RHODE ISLAND - 1.5% (1.0% OF TOTAL INVESTMENTS)
         2,410   Rhode Island Health and Educational Building Corporation,        5/09 at 100.00             AA-          2,301,839
                    Hospital Financing Revenue Bonds, Lifespan Obligated
                    Group, Series 1996, 5.750%, 5/15/23 - MBIA Insured
         5,445   Rhode Island Tobacco Settlement Financing Corporation,           6/12 at 100.00             BBB          5,025,953
                    Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                    6.000%, 6/01/23
------------------------------------------------------------------------------------------------------------------------------------
         7,855   Total Rhode Island                                                                                       7,327,792
------------------------------------------------------------------------------------------------------------------------------------

                 SOUTH CAROLINA - 2.7% (1.7% OF TOTAL INVESTMENTS)
         2,000   Berkeley County School District, South Carolina, Installment    12/13 at 100.00              A-          2,038,220
                    Purchase Revenue Bonds, Securing Assets for Education,
                    Series 2003, 5.250%, 12/01/24
         4,405   Dorchester County School District 2, South Carolina,            12/14 at 100.00             AA-          4,535,696
                    Installment Purchase Revenue Bonds, GROWTH, Series 2004,
                    5.250%, 12/01/23
         1,355   South Carolina JOBS Economic Development Authority, Economic    11/12 at 100.00          A3 (4)          1,549,090
                    Development Revenue Bonds, Bon Secours Health System Inc.,
                    Series 2002A, 5.625%, 11/15/30 (Pre-refunded 11/15/12)

                                                           Nuveen Investments 27

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 SOUTH CAROLINA (continued)
$        5,145   South Carolina JOBS Economic Development Authority, Economic    11/12 at 100.00              A-   $      4,648,868
                    Development Revenue Bonds, Bon Secours Health System
                    Inc., Series 2002B, 5.625%, 11/15/30
------------------------------------------------------------------------------------------------------------------------------------
        12,905   Total South Carolina                                                                                    12,771,874
------------------------------------------------------------------------------------------------------------------------------------

                 SOUTH DAKOTA - 0.4% (0.2% OF TOTAL INVESTMENTS)
         1,750   South Dakota Health and Educational Facilities Authority,       11/14 at 100.00             AA-          1,716,803
                    Revenue Bonds, Sioux Valley Hospitals, Series 2004A,
                    5.500%, 11/01/31
------------------------------------------------------------------------------------------------------------------------------------

                 TENNESSEE - 2.9% (1.8% OF TOTAL INVESTMENTS)
         3,200   Johnson City Health and Educational Facilities Board,            7/16 at 100.00            BBB+          2,510,624
                    Tennessee, Revenue Bonds, Mountain States Health
                    Alliance, Series 2006A, 5.500%, 7/01/36
         5,000   Knox County Health, Educational and Housing Facilities           4/12 at 101.00              A1          4,947,950
                    Board, Tennessee, Hospital Revenue Bonds, Baptist Health
                    System of East Tennessee Inc., Series 2002, 6.500%,
                    4/15/31
         5,000   Metropolitan Government of Nashville-Davidson County Health     10/19 at 100.00              AA          5,076,950
                    and Educational Facilities Board, Tennessee, Revenue
                    Refunding Bonds, Vanderbilt University, Series 2009B,
                    5.000%, 10/01/39
                 Sumner County Health, Educational, and Housing Facilities
                 Board, Tennessee, Revenue Refunding Bonds, Sumner
                 Regional Health System Inc., Series 2007:
           700      5.500%, 11/01/37                                             11/17 at 100.00             N/R            355,537
         1,700      5.500%, 11/01/46                                             11/17 at 100.00             N/R            838,117
------------------------------------------------------------------------------------------------------------------------------------
        15,600   Total Tennessee                                                                                         13,729,178
------------------------------------------------------------------------------------------------------------------------------------

                 TEXAS - 15.0% (9.4% OF TOTAL INVESTMENTS)
         3,080   Austin Housing Finance Corporation, Texas, GNMA                 12/10 at 105.00             Aaa          3,283,619
                    Collateralized Mortgage Loan Multifamily Housing Revenue
                    Bonds, Santa Maria Village Project, Series 2000A, 7.375%,
                    6/20/35 (Alternative Minimum Tax)
         5,000   Board of Regents, University of Texas System, Financing          2/17 at 100.00             AAA          4,522,550
                    System Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)
           635   Clear Creek Independent School District, Galveston and           2/10 at 100.00             AAA            646,995
                    Harris Counties, Texas, Unlimited Tax Schoolhouse and
                    Refunding Bonds, Series 2000, 5.500%, 2/15/22
        18,075   Clear Creek Independent School District, Galveston and           2/10 at 100.00             AAA         18,787,335
                    Harris Counties, Texas, Unlimited Tax Schoolhouse and
                    Refunding Bonds, Series 2000, 5.500%, 2/15/22
                    (Pre-refunded 2/15/10)
         1,520   Harris County Hospital District, Texas, Revenue Refunding          No Opt. Call              A1          1,576,939
                    Bonds, Series 1990, 7.400%, 2/15/10 - AMBAC Insured
           185   Harris County Hospital District, Texas, Revenue Refunding          No Opt. Call          A1 (4)            193,678
                    Bonds, Series 1990, 7.400%, 2/15/10 - AMBAC Insured (ETM)
         2,256   Heart of Texas Housing Finance Corporation, GNMA                 6/10 at 105.00             Aaa          2,394,360
                    Collateralized Mortgage Loan Revenue Bonds, Robinson
                    Garden Project, Series 2000A, 7.375%, 6/20/35
                    (Alternative Minimum Tax)
        11,950   Houston, Texas, Junior Lien Water and Sewerage System              No Opt. Call             AAA          6,759,637
                    Revenue Refunding Bonds, Series 1998A, 0.000%, 12/01/22 -
                    FSA Insured (ETM)
         4,680   Houston, Texas, Junior Lien Water and Sewerage System              No Opt. Call             AAA          2,533,658
                    Revenue Refunding Bonds, Series 1998A, 0.000%, 12/01/22 -
                    FSA Insured
                 Kerrville Health Facilities Development Corporation, Texas,
                 Revenue Bonds, Sid Peterson Memorial Hospital Project,
                 Series 2005:
           800      5.250%, 8/15/21                                                 No Opt. Call            BBB-            730,072
         1,220      5.125%, 8/15/26                                                 No Opt. Call            BBB-          1,010,672
         3,150   North Texas Thruway Authority, Second Tier System Revenue        1/18 at 100.00              A3          2,976,845
                    Refunding Bonds, Series 2008, 5.750%, 1/01/38
         1,000   Sabine River Authority, Texas, Pollution Control Revenue        11/15 at 100.00             CCC            382,700
                    Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28
         3,960   Stafford Economic Development Corporation, Texas, Sales Tax      9/15 at 100.00             AA-          3,961,782
                    Revenue Bonds, Series 2000, 5.500%, 9/01/30 - FGIC Insured

28 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TEXAS (continued)
$        7,500   Tarrant County Cultural and Educational Facilities Finance       2/17 at 100.00             AA-   $      7,027,125
                    Corporation, Texas, Revenue Bonds, Series 2007A, 5.000%,
                    2/15/36 (UB)
         3,095   Tarrant County Health Facilities Development Corporation,       12/10 at 105.00             Aaa          3,218,862
                    Texas, GNMA Collateralized Mortgage Loan Revenue Bonds,
                    Eastview Nursing Home, Ebony Lake Nursing Center, Ft.
                    Stockton Nursing Center, Lynnhaven Nursing Center and
                    Mission Oaks Manor, Series 2000A-1, 7.500%, 12/20/22
                 Texas Turnpike Authority, First Tier Revenue Bonds, Central
                 Texas Turnpike System, Series 2002A:
        10,000      0.000%, 8/15/21 - AMBAC Insured                                 No Opt. Call               A          4,734,200
        12,000      0.000%, 8/15/23 - AMBAC Insured                                 No Opt. Call               A          4,844,160
         2,500   Tomball Hospital Authority, Texas, Hospital Revenue Bonds,       7/15 at 100.00            Baa3          2,023,575
                    Tomball Regional Hospital, Series 2005, 5.000%, 7/01/20
------------------------------------------------------------------------------------------------------------------------------------
        92,606   Total Texas                                                                                             71,608,764
------------------------------------------------------------------------------------------------------------------------------------

                 VIRGINIA - 0.5% (0.3% OF TOTAL INVESTMENTS)
         1,000   Amherst Industrial Development Authority, Virginia, Revenue      9/16 at 100.00             BBB            818,250
                    Bonds, Sweet Briar College, Series 2006, 5.000%, 9/01/26
         1,890   Virginia Beach Development Authority, Virginia, Multifamily     10/14 at 102.00             N/R          1,547,816
                    Residential Rental Housing Revenue Bonds, Hamptons and
                    Hampton Court Apartments, Series 1999, 7.500%, 10/01/39
                    (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         2,890   Total Virginia                                                                                          2,366,066
------------------------------------------------------------------------------------------------------------------------------------

                 WASHINGTON - 6.3% (4.0% OF TOTAL INVESTMENTS)
        11,345   Chelan County Public Utility District 1, Washington,               No Opt. Call              AA          7,220,184
                    Columbia River-Rock Island Hydro-Electric System Revenue
                    Refunding Bonds, Series 1997A, 0.000%, 6/01/19 - MBIA
                    Insured
        17,075   Port of Seattle, Washington, General Obligation Bonds,          12/10 at 100.00             AAA         17,148,251
                    Series 2000B, 5.750%, 12/01/25 (Alternative Minimum Tax)
                    (UB)
         5,000   Port of Seattle, Washington, Revenue Bonds, Series 2001B,       10/11 at 100.00             AA-          5,087,000
                    5.625%, 4/01/17 - FGIC Insured (Alternative Minimum Tax)
                    (UB)
         1,000   Washington State Health Care Facilities Authority, Revenue         No Opt. Call             N/R            635,229
                    Bonds, Northwest Hospital and Medical Center of Seattle,
                    Series 2007, 5.700%, 12/01/32
------------------------------------------------------------------------------------------------------------------------------------
        34,420   Total Washington                                                                                        30,090,664
------------------------------------------------------------------------------------------------------------------------------------
                 WEST VIRGINIA - 1.2% (0.7% OF TOTAL INVESTMENTS)
         5,000   Mason County, West Virginia, Pollution Control Revenue          10/11 at 100.00             BBB          4,847,600
                    Bonds, Appalachian Power Company, Series 2003L, 5.500%,
                    10/01/22
         1,000   West Virginia Hospital Finance Authority Hospital Revenue       10/18 at 100.00             N/R            767,760
                    Bonds (Thomas Health System, Inc.) Series 2008, 6.500%,
                    10/01/38
------------------------------------------------------------------------------------------------------------------------------------
         6,000   Total West Virginia                                                                                      5,615,360
------------------------------------------------------------------------------------------------------------------------------------

                 WISCONSIN - 3.9% (2.5% OF TOTAL INVESTMENTS)
         6,200   Badger Tobacco Asset Securitization Corporation, Wisconsin,      6/12 at 100.00             AAA          6,652,041
                    Tobacco Settlement Asset-Backed Bonds, Series 2002,
                    6.125%, 6/01/27 (Pre-refunded 6/01/12)
           315   Wisconsin Health and Educational Facilities Authority,           5/16 at 100.00             BBB            220,603
                    Revenue Bonds, Divine Savior Healthcare, Series 2006,
                    5.000%, 5/01/32
                 Wisconsin Health and Educational Facilities Authority,
                 Revenue Bonds, Eagle River Memorial Hospital Inc., Series
                 2000:
         1,000      5.750%, 8/15/20 - RAAI Insured                                8/10 at 101.00            BBB+            924,719
         3,000      5.875%, 8/15/30 - RAAI Insured                                8/10 at 101.00            BBB+          2,436,209
         1,150   Wisconsin Health and Educational Facilities Authority,           5/14 at 100.00            BBB+          1,007,146
                    Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%,
                    5/01/24

                                                           Nuveen Investments 29

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 WISCONSIN (continued)
$        4,000   Wisconsin Health and Educational Facilities Authority,           8/16 at 100.00           BBB+   $      2,741,079
                    Revenue Bonds, Wheaton Franciscan Healthcare System,
                    Series 2006, 5.250%, 8/15/34
         4,600   Wisconsin State, General Obligation Bonds, Series 2006A,         5/16 at 100.00             AA          4,689,745
                    4.750%, 5/01/25 - FGIC Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
        20,265   Total Wisconsin                                                                                        18,671,542
------------------------------------------------------------------------------------------------------------------------------------

                 WYOMING - 0.4% (0.2% OF TOTAL INVESTMENTS)
         2,500   Sweetwater County, Wyoming, Solid Waste Disposal Revenue        12/15 at 100.00            BBB          1,866,270
                    Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35
                    (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$      850,919   Total Long-Term Investments (cost $766,785,402) - 156.0%                                              744,255,405
==============----------------------------------------------------------------------------------------------------------------------

                 SHORT-TERM INVESTMENTS - 3.8% (2.4% OF TOTAL INVESTMENTS)
                 FLORIDA - 1.1% (0.7% OF TOTAL INVESTMENTS)
         5,268   Florida Board of Education, Lottery Revenue Bonds, Variable      7/11 at 100.00            A-1          5,268,000
                    Rate Demand Obligations, Series 2001B, Trust 570, 0.630%,
                    7/01/14 - FGIC Insured (5)
------------------------------------------------------------------------------------------------------------------------------------

                 MARYLAND - 1.3% (0.8% OF TOTAL INVESTMENTS)
         6,000   Maryland Health and Higher Educational Facilities Authority,     5/09 at 100.00            A-1          6,000,000
                    Goucher College, Variable Rate Demand Obligations, Series
                    2007, 0.480%, 7/01/37 (5)
------------------------------------------------------------------------------------------------------------------------------------

                 TEXAS - 0.6% (0.4% OF TOTAL INVESTMENTS)
         3,000   Red River Authority, Texas, Pollution Control Revenue Bonds,     5/09 at 100.00           A-1+          3,000,000
                    Southwestern Public Service Company, Variable Rate Demand
                    Obligations, Series 1996, 8.500%, 7/01/16 - AMBAC Insured
                    (5)
------------------------------------------------------------------------------------------------------------------------------------

                 VIRGINIA - 0.8% (0.5% OF TOTAL INVESTMENTS)
         4,015   Virginia Resources Authority, Clean Water State Revolving       10/18 at 100.00            A-1          4,015,000
                    Fund Revenue Bonds, Variable Rate Demand Obligations,
                    Series 2008, Trust 2917, 0.650%, 10/01/28 (5)
------------------------------------------------------------------------------------------------------------------------------------
$       18,283   Total Short-Term Investments (cost $18,283,000)                                                        18,283,000
==============----------------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $785,068,402) - 159.8%                                                        762,538,405
                 -------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (17.9)%                                                                   (85,527,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 2.3%                                                                   10,850,698
                 -------------------------------------------------------------------------------------------------------------------
                 Preferred Shares, at Liquidation Value - (44.2)% (6)                                                 (210,700,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                    $    477,162,103
                 ===================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 27.6%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to the Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

30 Nuveen Investments

NQS | Nuveen Select Quality Municipal Fund, Inc.
    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 ALABAMA - 3.0% (1.8% OF TOTAL INVESTMENTS)
$       10,000   Lauderdale County and Florence Health Authority, Alabama,        7/10 at 102.00             AA-   $      8,996,500
                    Revenue Bonds, Coffee Health Group, Series 2000A, 6.000%,
                    7/01/29 - MBIA Insured
         5,155   Phenix City Industrial Development Board, Alabama,               5/12 at 100.00             BBB          3,950,122
                    Environmental Improvement Revenue Bonds, MeadWestvaco
                    Corporation, Series 2002A, 6.350%, 5/15/35 (Alternative
                    Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        15,155   Total Alabama                                                                                           12,946,622
------------------------------------------------------------------------------------------------------------------------------------

                 ALASKA - 0.6% (0.4% OF TOTAL INVESTMENTS)
           500   Alaska Housing Finance Corporation, General Housing Purpose     12/14 at 100.00              AA            506,055
                    Bonds, Series 2005A, 5.000%, 12/01/26 - FGIC Insured (UB)
         2,000   Kenai Peninsula Borough, Alaska, Revenue Bonds, Central Kenai    8/13 at 100.00              A3          2,035,860
                    Peninsula Hospital Service Area, Series 2003, 5.000%,
                    8/01/23 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
         2,500   Total Alaska                                                                                             2,541,915
------------------------------------------------------------------------------------------------------------------------------------

                 ARIZONA - 2.8% (1.7% OF TOTAL INVESTMENTS)
         2,300   Phoenix, Arizona, Civic Improvement Corporation, Senior Lien     7/18 at 100.00             AA-          2,290,248
                    Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/33
         3,750   Salt River Project Agricultural Improvement and Power           12/13 at 100.00             Aa2          3,951,825
                    District, Arizona, Electric System Revenue Bonds, Series
                    2003, 5.000%, 12/01/18 - MBIA Insured
         8,000   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue      No Opt. Call               A          5,423,120
                    Bonds, Series 2007, 5.000%, 12/01/37
           750   Scottsdale Industrial Development Authority, Arizona,            9/13 at 100.00              A3            664,628
                    Hospital Revenue Bonds, Scottsdale Healthcare, Series
                    2008A, 5.250%, 9/01/30
------------------------------------------------------------------------------------------------------------------------------------
        14,800   Total Arizona                                                                                           12,329,821
------------------------------------------------------------------------------------------------------------------------------------

                 ARKANSAS - 1.2% (0.7% OF TOTAL INVESTMENTS)
         4,500   Little Rock, Arkansas, Hotel and Restaurant Gross Receipts         No Opt. Call              A3          5,197,590
                    Tax Refunding Bonds, Series 1993, 7.375%, 8/01/15
------------------------------------------------------------------------------------------------------------------------------------

                 CALIFORNIA - 4.9% (3.0% OF TOTAL INVESTMENTS)
                 Calexico Unified School District, Imperial County,
                 California, General Obligation Bonds, Series 2005B:
         3,685      0.000%, 8/01/31 - FGIC Insured                                  No Opt. Call             AA-            825,698
         4,505      0.000%, 8/01/33 - FGIC Insured                                  No Opt. Call             AA-            875,051
           550   California Pollution Control Financing Authority, Remarketed     4/11 at 102.00             AA-            542,201
                    Revenue Bonds, Pacific Gas and Electric Company, Series
                    1996A, 5.350%, 12/01/16 - MBIA Insured (Alternative
                    Minimum Tax)
         1,550   California Statewide Community Development Authority, Revenue    7/18 at 100.00             AA-          1,514,738
                    Bonds, St. Joseph Health System, Series 2007A, 5.750%,
                    7/01/47 - FGIC Insured
         1,000   Coachella Valley Unified School District, Riverside County,        No Opt. Call             AA-            268,320
                    California, General Obligation Bonds, Series 2005A,
                    0.000%, 8/01/30 - FGIC Insured
                 Colton Joint Unified School District, San Bernardino County,
                 California, General Obligation Bonds, Series 2006C:
         3,200      0.000%, 2/01/30 - FGIC Insured                                 2/15 at 45.69             AA-            855,840
         6,800      0.000%, 2/01/35 - FGIC Insured                                 2/15 at 34.85             AA-          1,293,904

                                                           Nuveen Investments 31

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 CALIFORNIA (continued)
                 Cupertino Union School District, Santa Clara County,
                 California, General Obligation Bonds, Series 2003B:
$        8,100      0.000%, 8/01/24 - FGIC Insured                                 8/13 at 58.68              AA   $      3,398,031
        11,430      0.000%, 8/01/27 - FGIC Insured                                 8/13 at 49.99              AA          3,773,957
         7,000   Golden State Tobacco Securitization Corporation, California,     6/15 at 100.00              A-          2,491,510
                    Enhanced Tobacco Settlement Revenue Bonds, Residual Series
                    2040, 9.540%, 6/01/45 - FGIC Insured (IF)
         1,045   Lake Tahoe Unified School District, El Dorado County,              No Opt. Call              A2            311,086
                    California, General Obligation Bonds, Series 2001B,
                    0.000%, 8/01/31 - MBIA Insured
         6,000   Placentia-Yorba Linda Unified School District, Orange County,      No Opt. Call             AA-          1,213,320
                    California, Certificates of Participation, Series 2006,
                    0.000%, 10/01/34 - FGIC Insured
         5,000   Riverside County Asset Leasing Corporation, California,            No Opt. Call             AA-          1,993,150
                    Leasehold Revenue Bonds, Riverside County Hospital
                    Project, Series 1997, 0.000%, 6/01/25 - MBIA Insured
         5,000   Santa Monica Community College District, Los Angeles County,      8/15 at 58.09              AA          1,734,950
                    California, General Obligation Bonds, Series 2005C,
                    0.000%, 8/01/26 - MBIA Insured
         2,000   Yuba Community College District, California, General              8/17 at 45.45              A1            428,720
                    Obligation Bonds, Series 2007B, 0.000%,8/01/33 - AMBAC
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
        66,865   Total California                                                                                        21,520,476
------------------------------------------------------------------------------------------------------------------------------------

                 COLORADO - 13.2% (8.2% OF TOTAL INVESTMENTS)
        11,000   Colorado Department of Transportation, Revenue Anticipation      6/10 at 100.50             Aaa         11,724,350
                    Bonds, Series 2000, 6.000%,6/15/15 (Pre-refunded 6/15/10)
                    - AMBAC Insured
         9,250   Colorado Health Facilities Authority, Remarketed Revenue         6/09 at 101.00             AAA          9,371,638
                    Bonds, Kaiser Permanente System, Series 1994A, 5.350%,
                    11/01/16 (ETM)
         1,150   Colorado Health Facilities Authority, Revenue Bonds, Poudre      9/18 at 102.00             AAA          1,082,300
                    Valley Health System, Series 2005C, 5.250%, 3/01/40 - FSA
                    Insured
        16,995   Denver City and County, Colorado, Airport System Revenue        11/10 at 100.00              A+         17,008,084
                    Refunding Bonds, Series 2000A, 5.625%, 11/15/23 - AMBAC
                    Insured (Alternative Minimum Tax)
         4,500   Denver City and County, Colorado, Airport System Revenue        11/11 at 100.00             AA-          4,563,585
                    Refunding Bonds, Series 2001A, 5.500%, 11/15/16 - FGIC
                    Insured (Alternative Minimum Tax)
         1,500   Denver Convention Center Hotel Authority, Colorado, Senior      11/16 at 100.00            BBB-            981,795
                    Revenue Bonds, Convention Center Hotel, Series 2006,
                    4.625%, 12/01/30 - SYNCORA GTY Insured
                 E-470 Public Highway Authority, Colorado, Senior Revenue
                 Bonds, Series 1997B:
         1,420      0.000%, 9/01/23 - MBIA Insured                                  No Opt. Call             AA-            471,312
         8,515      0.000%, 9/01/25 - MBIA Insured                                  No Opt. Call             AA-          2,319,997
        13,000   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,     9/20 at 45.40             AA-          1,594,970
                    Series 2004B, 0.000%, 9/01/34 - MBIA Insured
         5,000   Ebert Metropolitan District, Colorado, Limited Tax General      12/17 at 100.00              A3          3,778,550
                    Obligation Bonds, Series 2007, 5.350%, 12/01/37 - RAAI
                    Insured
        12,355   Northwest Parkway Public Highway Authority, Colorado, Senior      6/11 at 40.52             AAA          4,826,110
                    Lien Revenue Bonds, Series 2001B, 0.000%, 6/15/26
                    (Pre-refunded 6/15/11) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
        84,685   Total Colorado                                                                                          57,722,691
------------------------------------------------------------------------------------------------------------------------------------

                 DISTRICT OF COLUMBIA - 2.7% (1.7% OF TOTAL INVESTMENTS)
                 District of Columbia Tobacco Settlement Corporation, Tobacco
                 Settlement Asset-Backed Bonds, Series 2001:
         2,390      6.250%, 5/15/24                                               5/11 at 101.00             BBB          2,254,439
         5,000      6.500%, 5/15/33                                                 No Opt. Call             BBB          3,833,600
         5,000   District of Columbia, General Obligation Bonds, Series 1998B,      No Opt. Call             AA-          5,737,600
                    6.000%, 6/01/19 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
         12,390  Total District of Columbia                                                                              11,825,639
------------------------------------------------------------------------------------------------------------------------------------

32 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 FLORIDA - 3.8% (2.4% OF TOTAL INVESTMENTS)
                 Lee County, Florida, Airport Revenue Bonds, Series 2000A:
$        3,075      5.875%, 10/01/18 - FSA Insured (Alternative Minimum Tax)     10/10 at 101.00             AAA   $      3,118,481
         4,860      5.875%, 10/01/19 - FSA Insured (Alternative Minimum Tax)     10/10 at 101.00             AAA          4,929,012
         9,250   Port Saint Lucie, Florida, Special Assessment Revenue Bonds,     7/17 at 100.00              AA          7,298,990
                    Southwest Annexation District 1B, Series 2007, 5.000%,
                    7/01/40 - MBIA Insured
         2,500   South Miami Health Facilities Authority, Florida, Revenue        8/17 at 100.00             AA-          1,259,750
                    Bonds, Baptist Health Systems of South Florida, Series
                    2007, ROLS 11151, 16.738%, 8/15/42 (IF)
------------------------------------------------------------------------------------------------------------------------------------
        19,685   Total Florida                                                                                           16,606,233
------------------------------------------------------------------------------------------------------------------------------------

                 GEORGIA - 0.8% (0.5% OF TOTAL INVESTMENTS)
         3,750   Atlanta, Georgia, Airport General Revenue Bonds, Series          1/10 at 101.00             AA-          3,487,950
                    2000B, 5.625%, 1/01/30 - FGIC Insured (Alternative Minimum
                    Tax)
------------------------------------------------------------------------------------------------------------------------------------

                 ILLINOIS - 15.5% (9.6% OF TOTAL INVESTMENTS)
                 Chicago Board of Education, Illinois, Unlimited Tax General
                 Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
         3,855      0.000%, 12/01/25 - FGIC Insured                                 No Opt. Call             AA-          1,590,380
         2,925      0.000%, 12/01/31 - FGIC Insured                                 No Opt. Call             AA-            793,202
         5,865   Chicago, Illinois, General Obligation Bonds, Neighborhoods       7/10 at 101.00             AAA          6,328,335
                    Alive 21 Program, Series 2000A, 6.500%, 1/01/35
                    (Pre-refunded 7/01/10) - FGIC Insured
        15,000   Chicago, Illinois, Second Lien Passenger Facility Charge         1/11 at 101.00              A1         13,402,350
                    Revenue Bonds, O'Hare International Airport, Series 2001A,
                    5.375%, 1/01/32 - AMBAC Insured (Alternative Minimum Tax)
                 Chicago, Illinois, Second Lien Passenger Facility Charge
                 Revenue Bonds, O'Hare International Airport, Series 2001C:
         3,770      5.100%, 1/01/26 - AMBAC Insured (Alternative Minimum Tax)     1/11 at 101.00              A1          3,433,791
         5,460      5.250%, 1/01/32 - AMBAC Insured (Alternative Minimum Tax)     1/11 at 101.00              A1          4,796,392
         2,000   Illinois Finance Authority, Revenue Bonds, Children's            8/18 at 100.00             AAA          1,813,920
                    Memorial Hospital, Series 2008A, 5.250%, 8/15/47 - AGC
                    Insured (UB)
         1,000   Illinois Finance Authority, Revenue Bonds, Edward Health         2/18 at 100.00              A+            872,200
                    Services Corporation, Series 2008A, 5.500%, 2/01/40 -
                    AMBAC Insured
         3,975   Illinois Finance Authority, Revenue Bonds, Sherman Health        8/17 at 100.00            Baa1          2,709,678
                    Systems, Series 2007A, 5.500%, 8/01/37
        10,000   Illinois Health Facilities Authority, Revenue Bonds, Condell     5/12 at 100.00             Aaa         11,137,200
                    Medical Center, Series 2002, 5.750%, 5/15/22 (Pre-refunded
                    5/15/12)
         2,000   Illinois Health Facilities Authority, Revenue Bonds, Midwest     2/11 at 102.00             Aaa          2,022,140
                    Care Center I Inc., Series 2001, 5.950%, 2/20/36
         8,945   Lake and McHenry Counties Community Unit School District 118,     1/15 at 74.44             Aa3          5,004,012
                    Wauconda, Illinois, General Obligation Bonds, Series
                    2005B, 0.000%, 1/01/21 - FSA Insured
         9,000   McHenry County Community Unit School District 200, Woodstock,      No Opt. Call             Aa3          4,536,180
                    Illinois, General Obligation Bonds, Series 2006B, 0.000%,
                    1/15/23 - FGIC Insured
                 Metropolitan Pier and Exposition Authority, Illinois, Revenue
                 Bonds, McCormick Place Expansion Project, Series 2002A:
         6,700      0.000%, 12/15/23 - MBIA Insured                                 No Opt. Call             AAA          3,104,780
         2,920      5.000%, 12/15/28 - MBIA Insured                               6/12 at 101.00             AAA          2,939,301
         1,100      0.000%, 12/15/35 - MBIA Insured                                 No Opt. Call             AAA            209,858
         2,455      0.000%, 6/15/41 - MBIA Insured                                  No Opt. Call             AAA            329,535
         7,500   Valley View Public Schools, Community Unit School District         No Opt. Call              AA          3,004,875
                    365U of Will County, Illinois, General Obligation Bonds,
                    Series 2005, 0.000%, 11/01/25 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        94,470   Total Illinois                                                                                          68,028,129
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 33

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)  DESCRIPTION (1)                                                    PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 INDIANA - 3.2% (2.0% OF TOTAL INVESTMENTS)
$        2,000   Hospital Authority of Delaware County, Indiana, Hospital         8/16 at 100.00            Baa3   $      1,272,220
                    Revenue Bonds, Cardinal Health System, Series 2006,
                    5.250%, 8/01/36
         2,000   Indiana Health Facility Financing Authority, Revenue Bonds,      3/17 at 100.00             BBB          1,561,940
                    Community Foundation of Northwest Indiana, Series 2007,
                    5.500%, 3/01/37
           765   Indiana Housing Finance Authority, Single Family Mortgage        1/10 at 100.00             Aaa            788,945
                    Revenue Bonds, Series 2000D-3, 5.950%, 7/01/26
                    (Alternative Minimum Tax)
         2,225   Indiana Municipal Power Agency, Power Supply Revenue Bonds,      1/17 at 100.00             AA-          2,079,240
                    Series 2007A, 5.000%, 1/01/42 - MBIA Insured
         7,660   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,    2/11 at 100.00         AA- (4)          8,286,665
                    Memorial Health System, Series 2000, 5.625%, 8/15/33
                    (Pre-refunded 2/15/11) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        14,650   Total Indiana                                                                                           13,989,010
------------------------------------------------------------------------------------------------------------------------------------

                 IOWA - 0.4% (0.2% OF TOTAL INVESTMENTS)
         3,100   Iowa Tobacco Settlement Authority, Asset Backed Settlement       6/15 at 100.00             BBB          1,751,035
                    Revenue Bonds, Series 2005C, 5.625%, 6/01/46
------------------------------------------------------------------------------------------------------------------------------------

                 KANSAS - 0.9% (0.6% OF TOTAL INVESTMENTS)
         3,790   Kansas Department of Transportation, Highway Revenue Bonds,      3/14 at 100.00             AAA          4,003,604
                    Series 2004A, 5.000%, 3/01/23 (UB)
------------------------------------------------------------------------------------------------------------------------------------

                 KENTUCKY - 0.2% (0.1% OF TOTAL INVESTMENTS)
         1,000   Kentucky Economic Development Finance Authority, Louisville      6/18 at 100.00             AAA          1,036,770
                    Arena Project Revenue Bonds, Louisville Arena Authority,
                    Inc., Series 2008A-1, 6.000%, 12/01/33 - AGC Insured
------------------------------------------------------------------------------------------------------------------------------------

                 LOUISIANA - 0.8% (0.5% OF TOTAL INVESTMENTS)
         5,000   Louisiana Public Facilities Authority, Revenue Bonds, Ochsner    5/17 at 100.00              A3          3,684,450
                    Clinic Foundation Project, Series 2007A, 5.375%, 5/15/43
------------------------------------------------------------------------------------------------------------------------------------

                 MARYLAND - 1.7% (1.1% OF TOTAL INVESTMENTS)
         7,500   Maryland Health and Higher Educational Facilities Authority,     7/09 at 101.00          AA (4)          7,644,975
                    Revenue Bonds, Johns Hopkins University, Series 1999,
                    6.000%, 7/01/39 (Pre-refunded 7/01/09)
------------------------------------------------------------------------------------------------------------------------------------

                 MASSACHUSETTS - 0.3% (0.2% OF TOTAL INVESTMENTS)
           860   Massachusetts Educational Finance Authority, Student Loan       12/09 at 101.00              AA            876,658
                    Revenue Refunding Bonds, Series 2000G, 5.700%, 12/01/11 -
                    MBIA Insured (Alternative Minimum Tax)
           500   Massachusetts Health and Educational Facilities Authority,       7/18 at 100.00              A3            385,535
                    Revenue Bonds, CareGroup Inc., Series 2008E-1, 5.125%,
                    7/01/38
------------------------------------------------------------------------------------------------------------------------------------
         1,360   Total Massachusetts                                                                                      1,262,193
------------------------------------------------------------------------------------------------------------------------------------

                 MICHIGAN - 8.5% (5.3% OF TOTAL INVESTMENTS)
           540   Detroit, Michigan, General Obligation Bonds, Series 2003A,       4/13 at 100.00            Baa3            424,672
                    5.250%, 4/01/19 - SYNCORA GTY Insured
        10,000   Detroit, Michigan, Sewerage Disposal System Revenue Bonds,       1/10 at 101.00             Aaa         10,439,900
                    Series 1999A, 5.750%, 7/01/26 (Pre-refunded 1/01/10) -
                    FGIC Insured
         6,475   Michigan State Hospital Finance Authority, Hospital Revenue     11/09 at 101.00             AAA          6,725,194
                    Bonds, Ascension Health Credit Group, Series 1999A,
                    5.750%, 11/15/16 (Pre-refunded 11/15/09) - MBIA Insured
         3,275   Michigan State Hospital Finance Authority, Revenue Refunding     8/09 at 100.00              BB          2,794,689
                    Bonds, Detroit Medical Center Obligated Group, Series
                    1993A, 6.500%, 8/15/18
         6,000   Michigan Strategic Fund, Collateralized Limited Obligation       9/11 at 100.00              A-          5,397,300
                    Pollution Control Revenue Refunding Bonds, Fixed Rate
                    Conversion, Detroit Edison Company, Series 1999C, 5.650%,
                    9/01/29 - SYNCORA GTY Insured (Alternative Minimum Tax)

34 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 MICHIGAN (continued)
$        7,500   Michigan Strategic Fund, Limited Obligation Revenue Refunding   12/12 at 100.00            Baa1   $      6,402,900
                    Bonds, Detroit Edison Company, Series 2002C, 5.450%,
                    12/15/32 - SYNCORA GTY Insured (Alternative Minimum Tax)
         5,900   Royal Oak Hospital Finance Authority, Michigan, Hospital        11/11 at 100.00             AA-          4,914,759
                    Revenue Bonds, William Beaumont Hospital, Series 2001M,
                    5.250%, 11/15/35 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        39,690   Total Michigan                                                                                          37,099,414
------------------------------------------------------------------------------------------------------------------------------------

                 MINNESOTA - 2.2% (1.4% OF TOTAL INVESTMENTS)
         7,000   Minneapolis-St. Paul Metropolitan Airports Commission,           1/11 at 100.00             AAA          7,497,910
                    Minnesota, Airport Revenue Bonds, Series 2001A, 5.250%,
                    1/01/32 (Pre-refunded 1/01/11) - FGIC Insured
         1,990   Minnesota Housing Finance Agency, Single Family Mortgage         7/09 at 100.00             AA+          2,031,850
                    Revenue Bonds, Series 2000C, 6.100%, 7/01/30 (Alternative
                    Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         8,990   Total Minnesota                                                                                          9,529,760
------------------------------------------------------------------------------------------------------------------------------------

                 MISSISSIPPI - 0.6% (0.3% OF TOTAL INVESTMENTS)
         2,475   Mississippi Hospital Equipment and Facilities Authority,         9/14 at 100.00              AA          2,464,333
                    Revenue Bonds, Baptist Memorial Healthcare, Series
                    2004B-1, 5.000%, 9/01/24 (UB)
------------------------------------------------------------------------------------------------------------------------------------

                 MISSOURI - 0.8% (0.5% OF TOTAL INVESTMENTS)
         5,000   Kansas City Municipal Assistance Corporation, Missouri,            No Opt. Call             AA-          1,818,100
                    Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/28 -
                    AMBAC Insured
         1,500   Missouri-Illinois Metropolitan District Bi-State Development    10/13 at 100.00             AAA          1,489,710
                    Agency, Mass Transit Sales Tax Appropriation Bonds,
                    Metrolink Cross County Extension Project, Series 2002B,
                    5.000%, 10/01/32 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         6,500   Total Missouri                                                                                           3,307,810
------------------------------------------------------------------------------------------------------------------------------------

                 NEVADA - 6.4% (4.0% OF TOTAL INVESTMENTS)
         4,885   Clark County, Nevada, Limited Tax General Obligation Bank        7/10 at 100.00         AA+ (4)          5,165,546
                    Bonds, Series 2000, 5.500%, 7/01/18 (Pre-refunded 7/01/10)
         7,500   Clark County, Nevada, Subordinate Lien Airport Revenue Bonds,    7/10 at 101.00         AA- (4)          8,042,475
                    Series 1999A, 6.000%, 7/01/29 (Pre-refunded 7/01/10) -
                    MBIA Insured
         1,950   Director of Nevada State Department of Business and Industry,    1/10 at 102.00               A            586,697
                    Revenue Bonds, Las Vegas Monorail Project, First Tier,
                    Series 2000, 5.625%, 1/01/32 - AMBAC Insured
         2,500   Reno, Nevada, Health Facility Revenue Bonds, Catholic            7/17 at 100.00             AAA          2,370,500
                    Healthcare West, Trust 2634, 16.017%, 7/01/31 - BHAC
                    Insured (IF)
        10,750   Truckee Meadows Water Authority, Nevada, Water Revenue Bonds,    7/11 at 100.00             AAA         11,714,598
                    Series 2001A, 5.250%, 7/01/34 (Pre-refunded 7/01/11) - FSA
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
        27,585   Total Nevada                                                                                            27,879,816
------------------------------------------------------------------------------------------------------------------------------------

                 NEW JERSEY - 8.4% (5.2% OF TOTAL INVESTMENTS)
        16,840   New Jersey Health Care Facilities Financing Authority,            1/17 at 39.39            Baa2          1,489,835
                    Revenue Bonds, Saint Barnabas Health Care System, Series
                    2006A, 0.000%, 7/01/35
         2,400   New Jersey Health Care Facilities Financing Authority,           7/10 at 101.00        BBB- (4)          2,612,472
                    Revenue Bonds, Trinitas Hospital Obligated Group, Series
                    2000, 7.500%, 7/01/30 (Pre-refunded 7/01/10)
        14,865   New Jersey Housing and Mortgage Finance Agency, Home Buyer      10/10 at 100.00             Aaa         15,060,919
                    Program Revenue Bonds, Series 2000CC, 5.850%, 10/01/25 -
                    MBIA Insured (Alternative Minimum Tax)
         1,905   New Jersey Housing and Mortgage Finance Agency, Multifamily      5/09 at 100.75               A          1,905,229
                    Housing Revenue Bonds, Series 1997A, 5.550%, 5/01/27 -
                    AMBAC Insured (Alternative Minimum Tax)
        20,000   New Jersey Transportation Trust Fund Authority,                    No Opt. Call             AAA          4,440,400
                    Transportation System Bonds, Series 2006C, 0.000%,
                    12/15/33 - FSA Insured

                                                           Nuveen Investments 35

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 NEW JERSEY (continued)
$        7,120   Tobacco Settlement Financing Corporation, New Jersey, Tobacco    6/12 at 100.00             AAA   $      7,695,225
                    Settlement Asset-Backed Bonds, Series 2002, 5.750%,
                    6/01/32 (Pre-refunded 6/01/12)
         6,500   Tobacco Settlement Financing Corporation, New Jersey, Tobacco    6/17 at 100.00             BBB          3,441,620
                    Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%,
                    6/01/41
------------------------------------------------------------------------------------------------------------------------------------
        69,630   Total New Jersey                                                                                        36,645,700
------------------------------------------------------------------------------------------------------------------------------------

                 NEW MEXICO - 5.3% (3.3% OF TOTAL INVESTMENTS)
         8,500   Farmington, New Mexico, Pollution Control Revenue Refunding     10/09 at 100.00            Baa3          7,584,890
                    Bonds, Public Service Company of New Mexico - San Juan
                    Project, Series 1997B, 5.800%, 4/01/22
                 New Mexico Hospital Equipment Loan Council, Hospital Revenue
                 Bonds, Presbyterian Healthcare Services, Series 2001A:
         8,000      5.500%, 8/01/25 (Pre-refunded 8/01/11)                        8/11 at 101.00         AA- (4)          8,758,640
         6,200      5.500%, 8/01/30 (Pre-refunded 8/01/11)                        8/11 at 101.00         AA- (4)          6,787,946
------------------------------------------------------------------------------------------------------------------------------------
        22,700   Total New Mexico                                                                                        23,131,476
------------------------------------------------------------------------------------------------------------------------------------

                 NEW YORK - 10.6% (6.6% OF TOTAL INVESTMENTS)
         5,650   Dormitory Authority of the State of New York, Improvement        8/09 at 101.00             AAA          5,784,922
                    Revenue Bonds, Mental Health Services Facilities, Series
                    1999D, 5.250%, 8/15/24 (Pre-refunded 8/15/09) - FSA Insured
        10,000   Dormitory Authority of the State of New York, New York City,     5/10 at 101.00         AA- (4)         10,660,300
                    Lease Revenue Bonds, Court Facilities, Series 1999,
                    6.000%, 5/15/39 (Pre-refunded 5/15/10)
         7,000   Metropolitan Transportation Authority, New York, State           7/12 at 100.00             AA-          6,952,330
                    Service Contract Refunding Bonds, Series 2002A, 5.125%,
                    1/01/29
         5,000   New York City Municipal Water Finance Authority, New York,       6/09 at 101.00             AAA          5,014,350
                    Water and Sewerage System Revenue Bonds, Fiscal Series
                    1999B, 5.000%, 6/15/29 - FSA Insured
         2,255   New York City Transit Authority, New York, Metropolitan          1/10 at 101.00           A (4)          2,356,250
                    Transportation Authority, Triborough Bridge and Tunnel
                    Authority, Certificates of Participation, Series 2000A,
                    5.750%, 1/01/20 (Pre-refunded 1/01/10) - AMBAC Insured
         9,750   New York City Transitional Finance Authority, New York,          5/10 at 101.00             AAA         10,405,590
                    Future Tax Secured Bonds, Fiscal Series 2000B, 6.000%,
                    11/15/29 (Pre-refunded 5/15/10)
         5,400   New York State Mortgage Agency, Homeowner Mortgage Revenue       9/09 at 101.00             Aa1          5,225,580
                    Bonds, Series 79, 5.300%, 4/01/29 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        45,055   Total New York                                                                                          46,399,322
------------------------------------------------------------------------------------------------------------------------------------

                 NORTH CAROLINA - 4.9% (3.0% OF TOTAL INVESTMENTS)
        18,555   North Carolina Eastern Municipal Power Agency, Power System      7/09 at 100.00            Baa1         18,565,018
                    Revenue Refunding Bonds, Series 1993B, 5.500%, 1/01/17 -
                    FGIC Insured
         3,000   The Charlotte-Mecklenberg Hospital Authority, North Carolina,    1/18 at 100.00             AA-          2,847,480
                    Doing Business as Carolinas HealthCare System, Health Care
                    Refunding Revenue Bonds, Series 2008A, 5.000%, 1/15/47
------------------------------------------------------------------------------------------------------------------------------------
        21,555   Total North Carolina                                                                                    21,412,498
------------------------------------------------------------------------------------------------------------------------------------

                 OHIO - 5.4% (3.3% OF TOTAL INVESTMENTS)
                 Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                 Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                 2007A-2:
         3,000      5.375%, 6/01/24                                               6/17 at 100.00             BBB          2,432,040
           260      5.125%, 6/01/24                                               6/17 at 100.00             BBB            204,901
         2,700      5.875%, 6/01/30                                               6/17 at 100.00             BBB          1,831,356
         2,755      5.750%, 6/01/34                                               6/17 at 100.00             BBB          1,744,218
         7,995      5.875%, 6/01/47                                               6/17 at 100.00             BBB          4,491,351
         5,150   Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco    6/22 at 100.00             BBB          2,097,544
                    Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                    2007A-3, 0.000%, 6/01/37

36 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 OHIO (continued)
                 Montgomery County, Ohio, Hospital Facilities Revenue Bonds,
                 Kettering Medical Center, Series 1999:
$        5,000      6.750%, 4/01/18 (Pre-refunded 4/01/10)                        4/10 at 101.00           A (4)   $      5,303,100
         5,000      6.750%, 4/01/22 (Pre-refunded 4/01/10)                        4/10 at 101.00           A (4)          5,303,100
         3,750   Ohio Higher Educational Facilities Commission, Revenue Bonds,    1/17 at 100.00              A+                 --
                    University Hospitals Health System Inc., Series 2007A,
                    Trust 2812-1, 11.282%, 1/15/46 - AMBAC Insured (IF) (5)
           195   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities     8/10 at 100.00             Aaa            198,793
                    Program Residential Mortgage Revenue Bonds, Series 2000C,
                    6.050%, 3/01/32 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        35,805   Total Ohio                                                                                              23,606,403
------------------------------------------------------------------------------------------------------------------------------------

                 OKLAHOMA - 0.9% (0.5% OF TOTAL INVESTMENTS)
         1,675   Oklahoma Development Finance Authority, Health System Revenue    8/18 at 100.00             AA-          1,642,924
                    Bonds, Integris Baptist Medical Center, Series 2008B,
                    5.250%, 8/15/38
         2,235   Oklahoma Development Finance Authority, Revenue Bonds, St.       2/14 at 100.00               A          2,124,859
                    John Health System, Series 2004, 5.000%, 2/15/24
------------------------------------------------------------------------------------------------------------------------------------
         3,910   Total Oklahoma                                                                                           3,767,783
------------------------------------------------------------------------------------------------------------------------------------

                 PENNSYLVANIA - 0.9% (0.6% OF TOTAL INVESTMENTS)
            95   Delaware River Port Authority, New Jersey and Pennsylvania,      1/10 at 100.00             AAA             97,458
                    Revenue Bonds, Series 1999, 5.750%, 1/01/15 - FSA Insured
         1,250   Erie, Pennsylvania, Water Authority, Water Revenue Bonds,       12/18 at 100.00             AAA          1,210,013
                    Series 2008, 5.000%, 12/01/43 - FSA Insured
         3,250   Pennsylvania Housing Finance Agency, Single Family Mortgage     10/16 at 100.00             AA+          2,812,160
                    Revenue Bonds, Series 2006-96A, 4.650%, 10/01/31
                    (Alternative Minimum Tax) (UB)
------------------------------------------------------------------------------------------------------------------------------------
         4,595   Total Pennsylvania                                                                                       4,119,631
------------------------------------------------------------------------------------------------------------------------------------

                 PUERTO RICO - 0.8% (0.5% OF TOTAL INVESTMENTS)
           800   Puerto Rico Public Buildings Authority, Guaranteed Government    7/17 at 100.00            Baa3            578,944
                    Facilities Revenue Refunding Bonds, Series 2002D, 0.000%,
                    7/01/31 - AMBAC Insured
         2,200   Puerto Rico Public Buildings Authority, Guaranteed Government    7/17 at 100.00        Baa3 (4)          2,154,570
                    Facilities Revenue Refunding Bonds, Series 2002D, 0.000%,
                    7/01/31 (Pre-refunded 7/01/17) - AMBAC Insured
        23,890   Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue     No Opt. Call             AA-            936,727
                    Bonds, Series 2007A, 0.000%,8/01/54 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        26,890   Total Puerto Rico                                                                                        3,670,241
------------------------------------------------------------------------------------------------------------------------------------

                 RHODE ISLAND - 0.9% (0.6% OF TOTAL INVESTMENTS)
                 Rhode Island Housing & Mortgage Finance Corporation,
                 Homeownership Opportunity 57-B Bond Program, Series 2008,
                 Trust 1177:
         1,500      9.259%, 10/01/27 (Alternative Minimum Tax) (IF)               4/17 at 100.00             AA+          1,403,595
         1,000      9.359%, 10/01/32 (Alternative Minimum Tax) (IF)               4/17 at 100.00             AA+            902,160
         2,200   Rhode Island Tobacco Settlement Financing Corporation, Tobacco   6/12 at 100.00             BBB          1,620,916
                    Settlement Asset-Backed Bonds, Series 2002A, 6.125%, 6/01/32
------------------------------------------------------------------------------------------------------------------------------------
         4,700   Total Rhode Island                                                                                       3,926,671
------------------------------------------------------------------------------------------------------------------------------------

                 SOUTH CAROLINA - 8.9% (5.5% OF TOTAL INVESTMENTS)
                 Greenville County School District, South Carolina, Installment
                 Purchase Revenue Bonds, Series 2002:
         5,500      6.000%, 12/01/21 (Pre-refunded 12/01/12)                     12/12 at 101.00          AA (4)          6,460,630
         4,500      6.000%, 12/01/21 (Pre-refunded 12/01/12)                     12/12 at 101.00          AA (4)          5,285,970
         3,750   Greenwood County, South Carolina, Hospital Revenue Bonds, Self  10/11 at 100.00              A           3,290,363
                    Memorial Hospital, Series 2001, 5.500%, 10/01/31
         2,500   Lexington County Health Service District, South Carolina,       11/13 at 100.00          A+ (4)          2,928,100
                    Hospital Revenue Refunding and Improvement Bonds, Series
                    2003, 5.750%, 11/01/28 (Pre-refunded 11/01/13)

                                                           Nuveen Investments 37

    |  Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 SOUTH CAROLINA (continued)

$        2,825   Medical University Hospital Authority, South Carolina,           8/14 at 100.00             AA-   $      2,876,189
                    FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%,
                    2/15/22 - MBIA Insured
        21,565   Piedmont Municipal Power Agency, South Carolina, Electric          No Opt. Call               A          5,911,829
                    Revenue Bonds, Series 2004A-2, 0.000%, 1/01/30 - AMBAC
                    Insured
         1,250   South Carolina Housing Finance and Development Authority,        6/10 at 100.00             Aa1          1,258,900
                    Mortgage Revenue Bonds, Series 2000A-2, 6.000%, 7/01/20 -
                    FSA Insured (Alternative Minimum Tax)
        10,310   Tobacco Settlement Revenue Management Authority, South           5/12 at 100.00         BBB (4)         10,823,954
                    Carolina, Tobacco Settlement Asset-Backed Bonds, Series
                    2001B, 6.000%, 5/15/22 (Pre-refunded 5/15/12)
------------------------------------------------------------------------------------------------------------------------------------
        52,200   Total South Carolina                                                                                    38,835,935
------------------------------------------------------------------------------------------------------------------------------------

                 SOUTH DAKOTA - 2.3% (1.4% OF TOTAL INVESTMENTS)
         4,805   Sioux Falls, South Dakota, Industrial Revenue Refunding Bonds,  10/14 at 100.00             AAA          5,912,408
                    Great Plains Hotel Corporation, Series 1989, 8.500%,
                    11/01/16 (Pre-refunded 10/15/14) (Alternative Minimum Tax)
         2,280   South Dakota Education Loans Inc., Revenue Bonds, Subordinate    6/09 at 101.00              B3          2,245,526
                    Series 1998-1K, 5.600%, 6/01/20 (Alternative Minimum Tax)
         1,750   South Dakota Health and Educational Facilities Authority,       11/14 at 100.00             AA-          1,716,803
                    Revenue Bonds, Sioux Valley Hospitals, Series 2004A,
                    5.500%, 11/01/31
------------------------------------------------------------------------------------------------------------------------------------
         8,835   Total South Dakota                                                                                       9,874,737
------------------------------------------------------------------------------------------------------------------------------------

                 TENNESSEE - 7.2% (4.5% OF TOTAL INVESTMENTS)
         5,000   Knox County Health, Educational and Housing Facilities Board,    4/12 at 101.00              A1          4,947,950
                    Tennessee, Hospital Revenue Bonds, Baptist Health System of
                    East Tennessee Inc., Series 2002, 6.500%, 4/15/31
        20,060   Knox County Health, Educational and Housing Facilities Board,     1/13 at 80.49             AAA         13,674,298
                    Tennessee, Hospital Revenue Refunding Bonds, Covenant
                    Health, Series 2002A, 0.000%, 1/01/17 - FSA Insured
        12,500   Metropolitan Government of Nashville-Davidson County Health     11/09 at 101.00             AAA         12,993,625
                    and Educational Facilities Board, Tennessee, Revenue Bonds,
                    Ascension Health Credit Group, Series 1999A, 5.875%,
                    11/15/28(Pre-refunded 11/15/09) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        37,560   Total Tennessee                                                                                         31,615,873
------------------------------------------------------------------------------------------------------------------------------------

                 TEXAS - 14.4% (9.0% OF TOTAL INVESTMENTS)
         5,110   Brazos River Authority, Texas, Pollution Control Revenue         4/13 at 101.00            Caa2          2,104,962
                    Refunding Bonds, TXU Electric Company, Series 1999C,
                    7.700%, 3/01/32 (Alternative Minimum Tax)
         7,925   Brazos River Authority, Texas, Pollution Control Revenue           No Opt. Call             CCC          4,682,803
                    Refunding Bonds, TXU Electric Company, Series 2001C,
                    5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative
                    Minimum Tax)
         4,080   Central Texas Regional Mobility Authority, Travis and            1/15 at 100.00             AA-          3,133,032
                    Williamson Counties, Toll Road Revenue Bonds, Series 2005,
                    5.000%, 1/01/35 - FGIC Insured
         5,500   Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax         12/11 at 100.00             AAA          6,041,695
                    Revenue Bonds, Series 2001, 5.000%, 12/01/31 (Pre-refunded
                    12/01/11) - AMBAC Insured
         2,000   Ennis Independent School District, Ellis County, Texas,           8/16 at 54.64             Aaa            698,240
                    General Obligation Bonds, Series 2006, 0.000%, 8/15/28
         1,550   Gulf Coast Waste Disposal Authority, Texas, Waste Disposal       4/11 at 101.00             BBB          1,393,497
                    Revenue Bonds, Valero Energy Corporation, Series 2001,
                    6.650%, 4/01/32 (Alternative Minimum Tax)
         7,570   Harris County-Houston Sports Authority, Texas, Junior Lien         No Opt. Call             AA-          1,331,563
                    Revenue Bonds, Series 2001H, 0.000%, 11/15/31 - MBIA Insured
         5,000   Houston Community College System, Texas, Limited Tax General     2/13 at 100.00              AA          5,099,900
                    Obligation Bonds, Series 2003, 5.000%, 2/15/26 - AMBAC
                    Insured (UB)
         9,000   Matagorda County Navigation District 1, Texas, Collateralized      No Opt. Call               A          7,094,700
                    Revenue Refunding Bonds, Houston Light and Power Company,
                    Series 1997, 5.125%, 11/01/28 - AMBAC Insured (Alternative
                    Minimum Tax)
         7,000   North Texas Thruway Authority, First Tier System Revenue         1/25 at 100.00              A2          4,537,190
                    Refunding Bonds, Capital Appreciation Series 2008I, 0.000%,
                    1/01/43

38 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TEXAS (continued)
$          340   Panhandle Regional Housing Finance Corporation, Texas, GNMA      5/09 at 100.00             AAA   $        344,366
                    Mortgage-Backed Securities Program Single Family Mortgage
                    Revenue Bonds, Series 1991A, 7.500%, 5/01/24 (Alternative
                    Minimum Tax)
         2,110   Richardson Hospital Authority, Texas, Revenue Bonds,            12/13 at 100.00            Baa2          1,762,504
                    Richardson Regional Medical Center, Series 2004, 6.000%,
                    12/01/19
         4,700   Sam Rayburn Municipal Power Agency, Texas, Power Supply System  10/12 at 100.00            Baa2          4,463,167
                    Revenue Refunding Bonds, Series 2002A, 6.000%, 10/01/21
         5,500   Spring Independent School District, Harris County, Texas,        8/11 at 100.00             AAA          5,602,080
                    Unlimited Tax Schoolhouse Bonds, Series 2001, 5.000%,
                    8/15/26
         4,375   Tarrant County Cultural and Educational Facilities Finance      11/17 at 100.00             AA-          3,464,956
                    Corporation, Texas, Revenue Bonds, Tarrant County Health
                    Resources, Series 2008, Trust 1197, 8.958%, 11/15/47 (IF)
         4,520   Texas, General Obligation Bonds, Water Financial Assistance,     8/09 at 100.00             Aa1          4,529,221
                    State Participation Program, Series 1999C, 5.500%, 8/01/35
                 White Settlement Independent School District, Tarrant County,
                 Texas, General Obligation Bonds, Series 2006:
         9,110      0.000%, 8/15/36                                                8/15 at 33.75             AAA          1,867,459
         9,110      0.000%, 8/15/41                                                8/15 at 25.73             AAA          1,393,375
         7,110      0.000%, 8/15/45                                                8/15 at 20.76             AAA            850,356
         2,045   Winter Garden Housing Finance Corporation, Texas, GNMA/FNMA     10/09 at 100.00             AAA          2,047,209
                    Mortgage-Backed Securities Program Single Family Mortgage
                    Revenue Bonds, Series 1994, 6.950%, 10/01/27 (Alternative
                    Minimum Tax)
         2,000   Wylie Independent School District, Taylor County, Texas,          8/15 at 57.10             AAA            819,900
                    General Obligation Bonds, Series 2005, 0.000%, 8/15/26
------------------------------------------------------------------------------------------------------------------------------------
       105,655   Total Texas                                                                                             63,262,175
------------------------------------------------------------------------------------------------------------------------------------

                 UTAH - 4.5% (2.8% OF TOTAL INVESTMENTS)
         3,565   Utah Associated Municipal Power Systems, Revenue Bonds, Payson   4/13 at 100.00             AAA          3,600,222
                    Power Project, Series 2003A, 5.000%, 4/01/24 - FSA Insured
                    (UB)
        16,050   Utah County, Utah, Hospital Revenue Bonds, IHC Health Services   6/09 at 100.00         AA- (4)         16,103,605
                    Inc., Series 1997, 5.250%, 8/15/26 - MBIA Insured (ETM)
------------------------------------------------------------------------------------------------------------------------------------
        19,615   Total Utah                                                                                              19,703,827
------------------------------------------------------------------------------------------------------------------------------------

                 VERMONT - 2.1% (1.3% OF TOTAL INVESTMENTS)
                 Vermont Educational and Health Buildings Financing Agency,
                 Revenue Bonds, Fletcher Allen Health Care Inc., Series
                 2000A:
         3,720      6.125%, 12/01/15 - AMBAC Insured                             12/10 at 101.00               A          3,760,957
         4,265      6.250%, 12/01/16 - AMBAC Insured                             12/10 at 101.00               A          4,311,531
         1,185   Vermont Housing Finance Agency, Single Family Housing Bonds,    11/09 at 100.00             AAA          1,222,019
                    Series 2000-13A, 5.950%, 11/01/25 - FSA Insured (Alternative
                    Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         9,170   Total Vermont                                                                                            9,294,507
------------------------------------------------------------------------------------------------------------------------------------

                 VIRGINIA - 0.3% (0.2% OF TOTAL INVESTMENTS)
         2,000   Fairfax County Economic Development Authority, Virginia,        10/17 at 100.00             N/R          1,370,600
                    Residential Care Facilities Mortgage Revenue Bonds, Goodwin
                    House, Inc., Series 2007A, 5.125%, 10/01/42
------------------------------------------------------------------------------------------------------------------------------------

                 WASHINGTON - 3.9% (2.4% OF TOTAL INVESTMENTS)
         8,810   Chelan County Public Utility District 1, Washington, Hydro       7/11 at 101.00              AA          8,199,643
                    Consolidated System Revenue Bonds, Series 2001A, 5.600%,
                    1/01/36 - MBIA Insured (Alternative Minimum Tax) (UB)
         7,225   Port of Seattle, Washington, Special Facility Revenue Bonds,     3/10 at 101.00             AA-          7,258,596
                    Terminal 18, Series 1999B, 6.000%, 9/01/20 - MBIA Insured
                    (Alternative Minimum Tax)
         2,500   Washington State Health Care Facilities Authority, Revenue         No Opt. Call             N/R          1,588,075
                    Bonds, Northwest Hospital and Medical Center of Seattle,
                    Series 2007, 5.700%, 12/01/32
------------------------------------------------------------------------------------------------------------------------------------
        18,535   Total Washington                                                                                        17,046,314
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 39

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)      RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 WEST VIRGINIA - 1.1% (0.7% OF TOTAL INVESTMENTS)
$        5,000   Mason County, West Virginia, Pollution Control Revenue Bonds,   10/11 at 100.00             BBB   $      4,847,600
                    Appalachian Power Company, Series 2003L, 5.500%, 10/01/22
------------------------------------------------------------------------------------------------------------------------------------

                 WISCONSIN - 3.3% (2.0% OF TOTAL INVESTMENTS)
         7,635   Badger Tobacco Asset Securitization Corporation, Wisconsin,      6/12 at 100.00             AAA          8,191,668
                    Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.125%,
                    6/01/27 (Pre-refunded 6/01/12)
         5,000   Madison, Wisconsin, Industrial Development Revenue Refunding     4/12 at 100.00             AA-          4,883,700
                    Bonds, Madison Gas and Electric Company Projects, Series
                    2002A, 5.875%, 10/01/34 (Alternative Minimum Tax)
         2,100   Wisconsin Health and Educational Facilities Authority, Revenue   8/13 at 100.00            BBB+          1,285,915
                    Bonds, Wheaton Franciscan Services Inc., Series 2003A,
                    5.125%, 8/15/33
------------------------------------------------------------------------------------------------------------------------------------
        14,735   Total Wisconsin                                                                                         14,361,283
------------------------------------------------------------------------------------------------------------------------------------
$      948,585   Total Long-Term Investments (cost $739,077,238) - 160.6%                                               702,752,812
==============----------------------------------------------------------------------------------------------------------------------

                 SHORT-TERM INVESTMENTS - 0.7% (0.4% OF TOTAL INVESTMENTS)

                 MISSOURI - 0.7% (0.4% OF TOTAL INVESTMENTS)
$        2,865   Missouri Development Finance Board, Kansas City,                 7/09 at 100.00          VMIG-1          2,865,000
                    Infrastructure Facilities Revenue Bonds, Ninth Street
                    Garage Project, Variable Rate Demand Obligations, Series
                    2004B, 0.500%, 6/01/34 (6)
==============----------------------------------------------------------------------------------------------------------------------
                 Total Short-Term Investments (cost $2,865,000)                                                           2,865,000
                 -------------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $741,942,238) - 161.3%                                                         705,617,812
                 -------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (4.4)%                                                                     (19,230,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 2.1%                                                                     9,051,156
                 -------------------------------------------------------------------------------------------------------------------
                 Preferred Shares, at Liquidation Value - (59.0)% (7)                                                  (257,925,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                     $    437,513,968
                 ===================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Zero value on investments represents unrealized depreciation related to Recourse Trusts. See Statement of Assets and Liabilities for more information.

(6) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(7) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 36.6%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

40 Nuveen Investments

NQU |  Nuveen Quality Income Municipal Fund, Inc.
    |  Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 ALABAMA - 3.1% (1.9% OF TOTAL INVESTMENTS)
                 Jefferson County, Alabama, Sewer Revenue Capitol Improvement
                 Warrants, Series 2001A:
$        7,475      5.500%, 2/01/31 (Pre-refunded 2/01/11) - FGIC Insured         2/11 at 101.00             AAA   $      8,018,806
         6,340      5.500%, 2/01/31 (Pre-refunded 2/01/11) - FGIC Insured         2/11 at 101.00             AAA          6,762,434
         6,970      5.500%, 2/01/31 (Pre-refunded 2/01/11) - FGIC Insured         2/11 at 101.00             AAA          7,477,068
------------------------------------------------------------------------------------------------------------------------------------
        20,785   Total Alabama                                                                                           22,258,308
------------------------------------------------------------------------------------------------------------------------------------

                 ALASKA - 1.6% (1.0% OF TOTAL INVESTMENTS)
         6,110   Alaska Housing Finance Corporation, General Housing Purpose     12/14 at 100.00              AA          6,154,175
                    Bonds, Series 2005A, 5.000%, 12/01/27 - FGIC Insured (UB)
        11,000   Northern Tobacco Securitization Corporation, Alaska, Tobacco     6/14 at 100.00            Baa3          5,760,260
                    Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46
------------------------------------------------------------------------------------------------------------------------------------
        17,110   Total Alaska                                                                                            11,914,435
------------------------------------------------------------------------------------------------------------------------------------

                 ARIZONA - 2.3% (1.4% OF TOTAL INVESTMENTS)
         5,350   Arizona Tourism and Sports Authority, Tax Revenue Bonds,         7/13 at 100.00              A2          5,017,070
                    Multipurpose Stadium Facility Project, Series 2003A,
                    5.000%, 7/01/28 - MBIA Insured
         1,000   Mesa, Arizona, Utility System Revenue Refunding Bonds, Series      No Opt. Call             AA-          1,107,630
                    2002, 5.250%, 7/01/17 - FGIC Insured
         2,350   Phoenix, Arizona, Civic Improvement Corporation, Senior Lien     7/18 at 100.00             AA-          2,340,036
                    Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/33
         8,010   Salt River Project Agricultural Improvement and Power            1/12 at 101.00             Aa1          8,220,663
                    District, Arizona, Electric System Revenue Refunding Bonds,
                    Series 2002A, 5.125%, 1/01/27
------------------------------------------------------------------------------------------------------------------------------------
        16,710   Total Arizona                                                                                           16,685,399
------------------------------------------------------------------------------------------------------------------------------------

                 ARKANSAS - 1.0% (0.6% OF TOTAL INVESTMENTS)
                 Arkansas Development Finance Authority, Tobacco Settlement
                 Revenue Bonds, Arkansas Cancer Research Center Project,
                 Series 2006:
         2,500      0.000%, 7/01/36 - AMBAC Insured                                 No Opt. Call             Aa3            538,975
        19,800      0.000%, 7/01/46 - AMBAC Insured                                 No Opt. Call             Aa3          2,356,794
         4,000   University of Arkansas, Fayetteville, Revenue Bonds, Medical    11/14 at 100.00             Aa3          4,024,840
                    Sciences Campus, Series 2004B, 5.000%, 11/01/34 - MBIA
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
        26,300   Total Arkansas                                                                                           6,920,609
------------------------------------------------------------------------------------------------------------------------------------

                 CALIFORNIA - 13.1% (8.1% OF TOTAL INVESTMENTS)
        12,500   Anaheim Public Finance Authority, California, Subordinate          No Opt. Call             AAA          2,203,625
                    Lease Revenue Bonds, Public Improvement Project, Series
                    1997C, 0.000%, 9/01/35 - FSA Insured
         1,000   California Department of Water Resources, Power Supply Revenue   5/12 at 101.00             Aaa          1,142,010
                    Bonds, Series 2002A, 5.750%, 5/01/17 (Pre-refunded 5/01/12)
         6,000   California Health Facilities Financing Authority, Health         3/13 at 100.00               A          4,805,580
                    Facility Revenue Bonds, Adventist Health System/West,
                    Series 2003A, 5.000%, 3/01/33
         3,450   California Infrastructure Economic Development Bank, Revenue    10/11 at 101.00              A-          3,156,440
                    Bonds, J. David Gladstone Institutes, Series 2001, 5.250%,
                    10/01/34
         1,360   California Statewide Community Development Authority, Revenue    7/15 at 100.00             BBB            957,222
                    Bonds, Daughters of Charity Health System, Series 2005A,
                    5.250%, 7/01/30

                                                           Nuveen Investments 41

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 CALIFORNIA (continued)
$        3,600   California Statewide Community Development Authority, Revenue    7/18 at 100.00             AA-   $      3,518,100
                    Bonds, St. Joseph Health System, Series 2007A, 5.750%,
                    7/01/47 - FGIC Insured
        14,600   California, General Obligation Bonds, Series 2003, 5.250%,       8/13 at 100.00               A         14,547,002
                    2/01/28
        25,000   California, General Obligation Bonds, Series 2005, 4.750%,       3/16 at 100.00             AA-         21,984,499
                    3/01/35 - MBIA Insured
        10,000   California, Various Purpose General Obligation Bonds, Series    10/09 at 101.00             AA-          9,166,600
                    1999, 4.750%, 4/01/29 - MBIA Insured
        16,000   California, Various Purpose General Obligation Bonds, Series     6/17 at 100.00               A         14,775,680
                    2007, 5.000%, 6/01/37
         8,500   Foothill/Eastern Transportation Corridor Agency, California,     1/10 at 100.00             AA-          5,686,415
                    Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 -
                    MBIA Insured
                 Golden State Tobacco Securitization Corporation, California,
                 Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                 2007A-1:
        10,000      5.000%, 6/01/33                                               6/17 at 100.00             BBB          6,392,700
         1,500      5.125%, 6/01/47                                               6/17 at 100.00             BBB            773,565
        30,000   San Joaquin Hills Transportation Corridor Agency, Orange           No Opt. Call             AA-          3,941,400
                    County, California, Toll Road Revenue Refunding Bonds,
                    Series 1997A, 0.000%, 1/15/35 - MBIA Insured
         3,000   San Mateo County Community College District, California,           No Opt. Call             Aa1            890,220
                    General Obligation Bonds, Series 2006C, 0.000%, 9/01/30 -
                    MBIA Insured
         1,500   Tobacco Securitization Authority of Northern California,         6/15 at 100.00             BBB            831,105
                    Tobacco Settlement Asset-Backed Bonds, Series 2005A-1,
                    5.500%, 6/01/45
------------------------------------------------------------------------------------------------------------------------------------
       148,010   Total California                                                                                        94,772,163
------------------------------------------------------------------------------------------------------------------------------------

                 COLORADO - 5.2% (3.2% OF TOTAL INVESTMENTS)
         1,000   Colorado Health Facilities Authority, Revenue Bonds, Poudre      9/18 at 102.00             AAA            941,130
                    Valley Health System, Series 2005C, 5.250%, 3/01/40 - FSA
                    Insured
        10,000   Denver City and County, Colorado, Airport System Revenue        11/10 at 100.00              A+         10,007,700
                    Refunding Bonds, Series 2000A, 5.625%, 11/15/23 - AMBAC
                    Insured (Alternative Minimum Tax)
         5,385   E-470 Public Highway Authority, Colorado, Senior Revenue           No Opt. Call             AA-          1,332,572
                    Bonds, Series 1997B, 0.000%,9/01/26 - MBIA Insured
        43,000   E-470 Public Highway Authority, Colorado, Senior Revenue           No Opt. Call             AA-          5,777,910
                    Bonds, Series 2000B, 0.000%, 9/01/33 - MBIA Insured
        14,400   E-470 Public Highway Authority, Colorado, Senior Revenue          9/10 at 65.63             Aaa          9,290,448
                    Bonds, Series 2000B, 0.000%, 9/01/17(Pre-refunded 9/01/10)
                    - MBIA Insured
         7,000   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,      No Opt. Call             AA-            849,450
                    Series 2004A, 0.000%, 9/01/34 - MBIA Insured
         8,740   Larimer County School District R1, Poudre, Colorado, General    12/10 at 100.00         Aa3 (4)          9,358,879
                    Obligation Bonds, Series 2000, 5.125%, 12/15/19
                    (Pre-refunded 12/15/10) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
        89,525   Total Colorado                                                                                          37,558,089
------------------------------------------------------------------------------------------------------------------------------------

                 CONNECTICUT - 0.7% (0.4% OF TOTAL INVESTMENTS)
         4,395   Bridgeport, Connecticut, General Obligation Bonds, Series        8/11 at 100.00          A- (4)          4,821,183
                    2001C, 5.375%, 8/15/17 (Pre-refunded 8/15/11) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------

                 FLORIDA - 0.8% (0.5% OF TOTAL INVESTMENTS)
         5,000   Orange County Health Facilities Authority, Florida, Hospital    11/10 at 101.00          A1 (4)          5,481,100
                    Revenue Bonds, Adventist Health System/Sunbelt Obligated
                    Group, Series 2000, 6.500%, 11/15/30 (Pre-refunded 11/15/10)
------------------------------------------------------------------------------------------------------------------------------------

                 GEORGIA - 0.7% (0.5% OF TOTAL INVESTMENTS)
         5,000   Medical Center Hospital Authority, Georgia, Revenue              8/18 at 100.00             AAA          5,362,000
                    Anticipation Certificates, Columbus Regional Healthcare
                    System, Inc. Project, Series 2008, 6.500%, 8/01/38
------------------------------------------------------------------------------------------------------------------------------------

42 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                  PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 HAWAII - 1.4% (0.9% OF TOTAL INVESTMENTS)
$       10,000   Hawaii Department of Transportation, Airport System Revenue      7/10 at 101.00             AA-   $     10,268,500
                    Refunding Bonds, Series 2000B, 5.750%, 7/01/21 - FGIC
                    Insured
------------------------------------------------------------------------------------------------------------------------------------

                 ILLINOIS - 15.4% (9.6% OF TOTAL INVESTMENTS)
                 Chicago Board of Education, Illinois, Unlimited Tax General
                 Obligation Bonds, Dedicated Revenues, Series 2001C:
         1,000      5.500%, 12/01/18 (Pre-refunded 12/01/11) - FSA Insured       12/11 at 100.00             AAA          1,109,840
         3,000      5.000%, 12/01/20 (Pre-refunded 12/01/11) - FSA Insured       12/11 at 100.00             AAA          3,291,420
         2,000      5.000%, 12/01/21 (Pre-refunded 12/01/11) - FSA Insured       12/11 at 100.00             AAA          2,194,280
                 Chicago Board of Education, Illinois, Unlimited Tax General
                 Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
         9,400      0.000%, 12/01/14 - FGIC Insured                                 No Opt. Call             AA-          7,832,268
         4,400      0.000%, 12/01/15 - FGIC Insured                                 No Opt. Call             AA-          3,483,040
        32,670   Chicago, Illinois, General Obligation Bonds, City Colleges,        No Opt. Call             AA-          9,591,585
                    Series 1999, 0.000%, 1/01/32 - FGIC Insured
                 Chicago, Illinois, General Obligation Bonds, Neighborhoods
                 Alive 21 Program, Series 2000A:
           680      6.000%, 1/01/28 (Pre-refunded 7/01/10) - FGIC Insured         7/10 at 101.00         AA- (4)            729,184
         4,320      6.000%, 1/01/28 (Pre-refunded 7/01/10) - FGIC Insured         7/10 at 101.00         AA- (4)          4,632,466
           190   Chicago, Illinois, General Obligation Bonds, Series 2002A,       7/12 at 100.00             AA-            197,602
                    5.000%, 1/01/18 - AMBAC Insured
                 Chicago, Illinois, General Obligation Bonds, Series 2002A:
            70      5.000%, 1/01/18 (Pre-refunded 7/01/12) - AMBAC Insured        7/12 at 100.00             AAA             78,004
         6,190      5.000%, 1/01/18 (Pre-refunded 7/01/12) - AMBAC Insured        7/12 at 100.00         AA- (4)          6,897,765
         5,045   Chicago, Illinois, General Obligation Refunding Bonds, Series    1/10 at 101.00             AA-          5,134,751
                    2000D, 5.750%, 1/01/30 - FGIC Insured
        13,240   Chicago, Illinois, Revenue Bonds, Midway Airport, Series         7/09 at 101.00             AA-         11,452,468
                    1998A, 5.125%, 1/01/35 - MBIA Insured (Alternative Minimum
                    Tax)
                 Chicago, Illinois, Second Lien Wastewater Transmission Revenue
                 Bonds, Series 2000:
         8,000      5.750%, 1/01/25 (Pre-refunded 1/01/10) - MBIA Insured         1/10 at 101.00          AA (4)          8,351,920
         7,750      6.000%, 1/01/30 (Pre-refunded 1/01/10) - MBIA Insured         1/10 at 101.00         AA- (4)          8,103,865
                 Illinois Educational Facilities Authority, Student Housing
                 Revenue Bonds, Educational Advancement Foundation Fund,
                 University Center Project, Series 2002:
         3,000      6.625%, 5/01/17 (Pre-refunded 5/01/12)                        5/12 at 101.00             Aaa          3,493,440
         1,800      6.000%, 5/01/22 (Pre-refunded 5/01/12)                        5/12 at 101.00             Aaa          2,063,070
         1,050   Illinois Finance Authority, General Obligation Debt             12/14 at 100.00              A3          1,082,802
                    Certificates, Local Government Program - Kankakee County,
                    Series 2005B, 5.000%, 12/01/20 - AMBAC Insured
         4,425   Illinois Finance Authority, Illinois, Northwestern University,  12/15 at 100.00             AAA          5,043,527
                    Revenue Bonds, Tender Option Bond Trust 3174, 14.628%,
                    12/01/42 (IF)
         2,000   Illinois Finance Authority, Revenue Bonds, Children's Memorial   8/18 at 100.00             AAA          1,813,920
                    Hospital, Series 2008A, 5.250%, 8/15/47 - AGC Insured (UB)
         1,000   Illinois Finance Authority, Revenue Bonds, Edward Health         2/18 at 100.00              A+            872,200
                    Services Corporation, Series 2008A, 5.500%, 2/01/40 - AMBAC
                    Insured
         5,000   Illinois Finance Authority, Revenue Bonds, Northwestern          8/14 at 100.00         AA+ (4)          5,845,100
                    Memorial Hospital, Series 2004A, 5.500%, 8/15/43
                    (Pre-refunded 8/15/14)
        10,000   Illinois Health Facilities Authority, Revenue Bonds, Iowa        2/10 at 101.00         Aa3 (4)         10,456,100
                    Health System, Series 2000, 5.875%, 2/15/30 - AMBAC Insured
                    (ETM)
         5,000   Illinois, General Obligation Bonds, Illinois FIRST Program,     12/10 at 100.00             AA-          5,222,150
                    Series 2000, 5.450%, 12/01/21 - MBIA Insured
         2,270   Metropolitan Pier and Exposition Authority, Illinois, Revenue    6/12 at 101.00             AAA          2,285,005
                    Bonds, McCormick Place Expansion Project, Series 2002A,
                    5.000%, 12/15/28 - MBIA Insured
           960   Montgomery, Illinois, Lakewood Creek Project Special             3/16 at 100.00            BBB+            664,886
                    Assessment Bonds, Series 2007, 4.700%, 3/01/30 -
                    RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------
       134,460   Total Illinois                                                                                         111,922,658
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 43

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 INDIANA - 1.7% (1.0% OF TOTAL INVESTMENTS)
$        2,000   Indiana Health Facility Financing Authority, Hospital Revenue    3/14 at 100.00              A+   $      1,677,040
                    Bonds, Deaconess Hospital Inc., Series 2004A, 5.375%,
                    3/01/34 - AMBAC Insured
         3,240   Indiana Health Facility Financing Authority, Hospital Revenue    7/12 at 100.00               A          3,239,708
                    Bonds, Marion General Hospital, Series 2002, 5.625%,
                    7/01/19 - AMBAC Insured
         2,400   Indiana Health Facility Financing Authority, Revenue Bonds,      5/15 at 100.00               A          1,726,416
                    Community Hospitals of Indiana, Series 2005A, 5.000%,
                    5/01/35 - AMBAC Insured
         6,015   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,    8/09 at 100.50             AA-          5,406,823
                    Memorial Health System, Series 1998A, 4.625%, 8/15/28 - MBIA
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
        13,655   Total Indiana                                                                                           12,049,987
------------------------------------------------------------------------------------------------------------------------------------

                 IOWA - 0.9% (0.5% OF TOTAL INVESTMENTS)
                 Iowa Tobacco Settlement Authority, Asset Backed Settlement
                 Revenue Bonds, Series 2005C:
         4,000      5.375%, 6/01/38                                               6/15 at 100.00             BBB          2,244,040
         7,000      5.625%, 6/01/46                                               6/15 at 100.00             BBB          3,953,950
------------------------------------------------------------------------------------------------------------------------------------
        11,000   Total Iowa                                                                                               6,197,990
------------------------------------------------------------------------------------------------------------------------------------

                 KANSAS - 0.9% (0.6% OF TOTAL INVESTMENTS)
         4,585   Johnson County Unified School District 232, Kansas, General      9/10 at 100.00         Aa3 (4)          4,837,221
                    Obligation Bonds, Series 2000, 4.750%, 9/01/19
                    (Pre-refunded 9/01/10) - FSA Insured
         1,750   Wamego, Kansas, Pollution Control Revenue Bonds, Kansas Gas      6/14 at 100.00             AA-          1,577,345
                    and Electric Company, Series 2004, 5.300%, 6/01/31 - MBIA
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
         6,335   Total Kansas                                                                                             6,414,566
------------------------------------------------------------------------------------------------------------------------------------

                 KENTUCKY - 0.5% (0.3% OF TOTAL INVESTMENTS)
         1,000   Kentucky Economic Development Finance Authority, Louisville      6/18 at 100.00             AAA          1,036,770
                    Arena Project Revenue Bonds, Louisville Arena Authority,
                    Inc., Series 2008A-1, 6.000%, 12/01/33 - AGC Insured
         2,500   Kentucky State Property and Buildings Commission, Revenue        2/12 at 100.00             AAA          2,777,775
                    Refunding Bonds, Project 74, Series 2002, 5.375%, 2/01/18
                    (Pre-refunded 2/01/12) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         3,500   Total Kentucky                                                                                           3,814,545
------------------------------------------------------------------------------------------------------------------------------------

                 LOUISIANA - 3.6% (2.3% OF TOTAL INVESTMENTS)
        10,000   Louisiana Public Facilities Authority, Hospital Revenue Bonds,     No Opt. Call             AAA         11,350,100
                    Franciscan Missionaries of Our Lady Health System, Series
                    1998A, 5.750%, 7/01/25 - FSA Insured (UB)
         9,000   Louisiana Public Facilities Authority, Revenue Bonds, Ochsner    5/17 at 100.00              A3          6,724,440
                    Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47
         5,500   Louisiana Public Facilities Authority, Revenue Bonds, Tulane     7/12 at 100.00           A (4)          6,114,350
                    University, Series 2002A, 5.000%, 7/01/32 (Pre-refunded
                    7/01/12) - AMBAC Insured
         2,890   Tobacco Settlement Financing Corporation, Louisiana, Tobacco     5/11 at 101.00             BBB          2,033,260
                    Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39
------------------------------------------------------------------------------------------------------------------------------------
        27,390   Total Louisiana                                                                                         26,222,150
------------------------------------------------------------------------------------------------------------------------------------

                 MASSACHUSETTS - 8.1% (5.1% OF TOTAL INVESTMENTS)
           500   Massachusetts Health and Educational Facilities Authority,       7/18 at 100.00              A3            385,535
                    Revenue Bonds, CareGroup Inc., Series 2008E-1, 5.125%,
                    7/01/38
         7,405   Massachusetts Health and Educational Facilities Authority,         No Opt. Call             AAA          8,628,010
                    Revenue Bonds, Massachusetts Institute of Technology,
                    Series 2002K, 5.500%, 7/01/32 (UB)
         6,000   Massachusetts Industrial Finance Agency, Resource Recovery       6/09 at 102.00             BBB          4,813,080
                    Revenue Refunding Bonds, Ogden Haverhill Project, Series
                    1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)
        12,500   Massachusetts Turnpike Authority, Metropolitan Highway System    7/09 at 100.00             AA-         10,369,000
                    Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37 - MBIA
                    Insured
        13,500   Massachusetts Turnpike Authority, Metropolitan Highway System    7/09 at 101.00               A         11,001,285
                    Revenue Bonds, Subordinate Series 1999A, 5.000%, 1/01/39 -
                    AMBAC Insured

44 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 MASSACHUSETTS (continued)
$        1,375   Massachusetts Water Pollution Abatement Trust, Revenue Bonds,     8/09 at 101.00            AAA   $      1,407,285
                    MWRA Loan Program, Subordinate Series 1999A, 5.750%,
                    8/01/29 (Pre-refunded 8/01/09)
         5,570   Massachusetts Water Pollution Abatement Trust, Revenue Bonds,     8/09 at 101.00            AAA          5,646,142
                    MWRA Loan Program, Subordinate Series 1999A, 5.750%, 8/01/29
        10,000   Massachusetts Water Resources Authority, General Revenue          8/10 at 101.00        AA+ (4)         10,693,400
                    Bonds, Series 2000A, 5.750%, 8/01/39 (Pre-refunded 8/01/10)
                    - FGIC Insured
         5,730   University of Massachusetts Building Authority, Senior Lien      11/10 at 100.00         A+ (4)          6,119,182
                    Project Revenue Bonds, Series 2000-2, 5.250%, 11/01/20
                    (Pre-refunded 11/01/10) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        62,580   Total Massachusetts                                                                                     59,062,919
------------------------------------------------------------------------------------------------------------------------------------

                 MICHIGAN - 2.1% (1.3% OF TOTAL INVESTMENTS)
         3,790   Michigan Municipal Bond Authority, General Obligation Bonds,      6/15 at 100.00            AAA          3,998,450
                    Detroit City School District, Series 2005, 5.000%, 6/01/20
                    - FSA Insured
         7,425   Michigan State Hospital Finance Authority, Hospital Revenue      11/09 at 101.00         A1 (4)          7,720,292
                    Bonds, Henry Ford Health System, Series 1999A, 6.000%,
                    11/15/24 (Pre-refunded 11/15/09)
         3,050   Michigan Tobacco Settlement Finance Authority, Tobacco            6/18 at 100.00           Baa3          2,142,839
                    Settlement Asset-Backed Revenue Bonds, Series 2008A,
                    6.875%, 6/01/42
         1,150   Royal Oak Hospital Finance Authority, Michigan, Hospital          9/18 at 100.00             A1          1,284,780
                    Revenue Bonds, William Beaumont Hospital, Refunding Series
                    2009V, 8.250%, 9/01/39
------------------------------------------------------------------------------------------------------------------------------------
        15,415   Total Michigan                                                                                          15,146,361
------------------------------------------------------------------------------------------------------------------------------------

                 MINNESOTA - 1.4% (0.9% OF TOTAL INVESTMENTS)
                 Chaska, Minnesota, Electric Revenue Bonds, Generating Facility
                 Project, Series 2000A:
         1,930      6.000%, 10/01/20 (Pre-refunded 10/01/10)                      10/10 at 100.00         A3 (4)          2,069,500
         2,685      6.000%, 10/01/25 (Pre-refunded 10/01/10)                      10/10 at 100.00         A3 (4)          2,879,072
         3,655   Dakota and Washington Counties Housing and Redevelopment            No Opt. Call            AAA          5,229,099
                    Authority, Minnesota, GNMA Mortgage-Backed Securities
                    Program Single Family Residential Mortgage Revenue Bonds,
                    Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax) (ETM)
------------------------------------------------------------------------------------------------------------------------------------
         8,270   Total Minnesota                                                                                         10,177,671
------------------------------------------------------------------------------------------------------------------------------------

                 MISSISSIPPI - 0.6% (0.4% OF TOTAL INVESTMENTS)
         1,875   Mississippi Hospital Equipment and Facilities Authority,          9/14 at 100.00             AA          1,866,919
                    Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1,
                    5.000%, 9/01/24 (UB)
         2,500   Mississippi Hospital Equipment and Facilities Authority,          1/11 at 101.00        Aa3 (4)          2,704,450
                    Revenue Bonds, Forrest County General Hospital, Series
                    2000, 5.500%, 1/01/27 (Pre-refunded 1/01/11) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         4,375   Total Mississippi                                                                                        4,571,369
------------------------------------------------------------------------------------------------------------------------------------

                 MISSOURI - 1.7% (1.1% OF TOTAL INVESTMENTS)
        15,000   Kansas City Municipal Assistance Corporation, Missouri,             No Opt. Call            AA-          5,454,300
                    Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/28 -
                    AMBAC Insured
         2,400   Missouri-Illinois Metropolitan District Bi-State Development     10/13 at 100.00            AAA          2,463,000
                    Agency, Mass Transit Sales Tax Appropriation Bonds,
                    Metrolink Cross County Extension Project, Series 2002B,
                    5.000%, 10/01/23 - FSA Insured
        15,350   Springfield Public Building Corporation, Missouri, Lease            No Opt. Call              A          4,293,702
                    Revenue Bonds, Jordan Valley Park Projects, Series 2000A,
                    0.000%, 6/01/30 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        32,750   Total Missouri                                                                                          12,211,002
------------------------------------------------------------------------------------------------------------------------------------

                 NEVADA - 5.7% (3.6% OF TOTAL INVESTMENTS)
        34,470   Clark County School District, Nevada, General Obligation          6/12 at 100.00         AA (4)         38,390,961
                    Bonds, Series 2002C, 5.000%, 6/15/20 (Pre-refunded 6/15/12)
                    - MBIA Insured
         6,845   Director of Nevada State Department of Business and Industry,       No Opt. Call              A            761,985
                    Revenue Bonds, Las Vegas Monorail Project, First Tier,
                    Series 2000, 0.000%, 1/01/23 - AMBAC Insured

                                                           Nuveen Investments 45

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 NEVADA (continued)
$        2,500   Reno, Nevada, Health Facility Revenue Bonds, Catholic             7/17 at 100.00            AAA   $      2,370,500
                    Healthcare West, Trust 2634, 16.017%, 7/01/31 - BHAC
                    Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
        43,815   Total Nevada                                                                                            41,523,446
------------------------------------------------------------------------------------------------------------------------------------

                 NEW JERSEY - 5.4% (3.4% OF TOTAL INVESTMENTS)
         1,000   New Jersey Building Authority, State Building Revenue Bonds,     12/12 at 100.00            AAA          1,130,960
                    Series 2002A, 5.000%, 12/15/21 (Pre-refunded 12/15/12) -
                    FSA Insured
        10,000   New Jersey Health Care Facilities Financing Authority, Revenue     1/17 at 37.38           Baa2            802,200
                    Bonds, Saint Barnabas Health Care System, Series 2006A,
                    0.000%, 7/01/36
         2,150   New Jersey Health Care Facilities Financing Authority, Revenue    7/10 at 101.00       BBB- (4)          2,340,340
                    Bonds, Trinitas Hospital Obligated Group, Series 2000,
                    7.500%, 7/01/30 (Pre-refunded 7/01/10)
         2,025   New Jersey Transportation Trust Fund Authority, Transportation   12/11 at 100.00         AA (4)          2,278,550
                    System Bonds, Series 2001B, 6.000%, 12/15/19 (Pre-refunded
                    12/15/11) - MBIA Insured
         3,200   New Jersey Transportation Trust Fund Authority, Transportation    6/13 at 100.00            AAA          3,705,760
                    System Bonds, Series 2003C, 5.500%, 6/15/22 (Pre-refunded
                    6/15/13)
                 New Jersey Transportation Trust Fund Authority, Transportation
                 System Bonds, Series 2006C:
        20,000      0.000%, 12/15/33 - FSA Insured                                   No Opt. Call            AAA          4,440,400
        20,000      0.000%, 12/15/35 - AMBAC Insured                                 No Opt. Call            AA-          3,875,000
        20,000      0.000%, 12/15/36 - AMBAC Insured                                 No Opt. Call            AA-          3,614,200
                 Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                 Settlement Asset-Backed Bonds, Series 2002:
         2,165      5.750%, 6/01/32 (Pre-refunded 6/01/12)                         6/12 at 100.00            AAA          2,339,910
         1,000      6.125%, 6/01/42 (Pre-refunded 6/01/12)                         6/12 at 100.00            AAA          1,143,030
                 Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                 Settlement Asset-Backed Bonds, Series 2003:
         9,420      6.750%, 6/01/39 (Pre-refunded 6/01/13)                         6/13 at 100.00            AAA         11,328,021
         1,850      6.250%, 6/01/43 (Pre-refunded 6/01/13)                         6/13 at 100.00            AAA          2,188,273
------------------------------------------------------------------------------------------------------------------------------------
        92,810   Total New Jersey                                                                                        39,186,644
------------------------------------------------------------------------------------------------------------------------------------

                 NEW MEXICO - 0.9% (0.6% OF TOTAL INVESTMENTS)
         5,925   New Mexico Hospital Equipment Loan Council, Hospital Revenue      8/11 at 101.00        AA- (4)          6,486,868
                    Bonds, Presbyterian Healthcare Services, Series 2001A,
                    5.500%, 8/01/21 (Pre-refunded 8/01/11)
------------------------------------------------------------------------------------------------------------------------------------

                 NEW YORK - 18.5% (11.5% OF TOTAL INVESTMENTS)
                 Dormitory Authority of the State of New York, Improvement
                 Revenue Bonds, Mental Health Services Facilities, Series
                 2000B:
           100      6.000%, 2/15/30 (Pre-refunded 2/15/10) - MBIA Insured          2/10 at 100.00         A1 (4)            104,388
            65      6.000%, 2/15/30 (Pre-refunded 2/15/10) - MBIA Insured          2/10 at 100.00            AAA             67,837
         1,005      6.000%, 2/15/30 (Pre-refunded 2/15/10) - MBIA Insured          2/10 at 100.00            AAA          1,049,099
         8,830      6.000%, 2/15/30 (Pre-refunded 2/15/10) - MBIA Insured          2/10 at 100.00            AAA          9,209,513
           275   Dormitory Authority of the State of New York, Insured Revenue     7/10 at 100.00            AA-            275,322
                    Bonds, Fordham University, Series 1998, 5.000%, 7/01/28 -
                    MBIA Insured
         2,250   Dormitory Authority of the State of New York, Insured Revenue       No Opt. Call            AA-          2,314,418
                    Bonds, Mount Sinai School of Medicine, Series 1994A,
                    5.150%, 7/01/24 - MBIA Insured
        20,000   Erie County Tobacco Asset Securitization Corporation, New         7/10 at 101.00            AAA         21,486,399
                    York, Senior Tobacco Settlement Asset-Backed Bonds, Series
                    2000, 6.125%, 7/15/30 (Pre-refunded 7/15/10)
         1,320   Hudson Yards Infrastructure Corporation, New York, Revenue        2/17 at 100.00            AA-          1,007,068
                    Bonds, Series 2006A, 4.500%, 2/15/47 - MBIA Insured
         1,130   Long Island Power Authority, New York, Electric System General    9/11 at 100.00            AAA          1,244,164
                    Revenue Bonds, Series 2001A, 5.375%, 9/01/25 (Pre-refunded
                    9/01/11)
        15,000   Metropolitan Transportation Authority, New York, Dedicated Tax    4/10 at 100.00         AA (4)         15,759,300
                    Fund Bonds, Series 2000A, 6.000%, 4/01/30 (Pre-refunded
                    4/01/10) - FGIC Insured

46 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 NEW YORK (continued)
$       13,600   Metropolitan Transportation Authority, New York,                11/16 at 100.00             AAA   $     12,541,648
                    Transportation Revenue Bonds, Series 2006B, 4.500%,
                    11/15/32 - FSA Insured (UB)
        12,500   Nassau County Tobacco Settlement Corporation, New York,          7/09 at 101.00             AAA         12,779,875
                    Tobacco Settlement Asset-Backed Bonds, Series 1999A,
                    6.400%, 7/15/33 (Pre-refunded 7/15/09)
                 New York City Transitional Finance Authority, New York, Future
                 Tax Secured Bonds, Fiscal Series 2000B:
         8,035      5.750%, 11/15/19 (Pre-refunded 5/15/10)                       5/10 at 101.00             AAA          8,554,382
         2,065      5.750%, 11/15/19 (Pre-refunded 5/15/10)                       5/10 at 101.00             AAA          2,198,482
                 New York City, New York, General Obligation Bonds, Fiscal
                 Series 2002G:
           950      5.000%, 8/01/17                                               8/12 at 100.00              AA            986,670
         6,555      5.750%, 8/01/18                                               8/12 at 100.00              AA          7,083,530
         3,990   New York City, New York, General Obligation Bonds, Fiscal        8/12 at 100.00          AA (4)          4,570,824
                    Series 2002G, 5.750%, 8/01/18 (Pre-refunded 8/01/12)
         5,000   New York City, New York, General Obligation Bonds, Fiscal        8/12 at 100.00              AA          5,403,150
                    Series 2003A, 5.750%, 8/01/16
                 New York State Environmental Facilities Corporation, State
                 Clean Water and Drinking Water Revolving Funds Revenue Bonds,
                 New York City Municipal Water Finance Authority Projects,
                 Second Resolution Bonds, Series 2001C:
         6,035      5.000%, 6/15/20                                               6/11 at 100.00             AAA          6,209,713
         6,575      5.000%, 6/15/22                                               6/11 at 100.00             AAA          6,729,841
        11,540   Port Authority of New York and New Jersey, Consolidated         11/12 at 101.00             AAA         12,278,906
                    Revenue Bonds, One Hundred Twenty-Eighth Series 2002,
                    5.000%, 11/01/20 - FSA Insured
         2,250   United Nations Development Corporation, New York, Senior Lien    7/09 at 100.00              A3          2,250,900
                    Revenue Bonds, Series 2004A, 5.250%, 7/01/21
------------------------------------------------------------------------------------------------------------------------------------
       129,070   Total New York                                                                                         134,105,429
------------------------------------------------------------------------------------------------------------------------------------

                 NORTH CAROLINA - 2.0% (1.2% OF TOTAL INVESTMENTS)
         4,000   North Carolina Medical Care Commission, Health System Revenue   10/17 at 100.00              AA          3,410,080
                    Bonds, Mission St. Joseph's Health System, Series 2007,
                    4.500%, 10/01/31 (UB)
           665   North Carolina Medical Care Commission, Hospital Revenue        12/10 at 100.00              AA            546,012
                    Bonds, Pitt County Memorial Hospital, Series 1998A, 4.750%,
                    12/01/28 - MBIA Insured
         7,500   North Carolina Municipal Power Agency 1, Catawba Electric        1/13 at 100.00             AA-          7,746,750
                    Revenue Bonds, Series 2003A, 5.250%, 1/01/19 - MBIA Insured
         3,000   The Charlotte-Mecklenberg Hospital Authority, North Carolina,    1/18 at 100.00             AA-          2,847,480
                    Doing Business as Carolinas HealthCare System, Health Care
                    Refunding Revenue Bonds, Series 2008A, 5.000%, 1/15/47
------------------------------------------------------------------------------------------------------------------------------------
        15,165   Total North Carolina                                                                                    14,550,322
------------------------------------------------------------------------------------------------------------------------------------

                 OHIO - 5.6% (3.5% OF TOTAL INVESTMENTS)
        10,000   American Municipal Power Ohio Inc., General Revenue Bonds,       2/18 at 100.00              A1          9,593,600
                    Series 2008, 5.250%, 2/15/43
                 Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                 Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                 2007A-2:
           170      5.125%, 6/01/24                                               6/17 at 100.00             BBB            133,974
         1,800      5.875%, 6/01/30                                               6/17 at 100.00             BBB          1,220,904
         1,740      5.750%, 6/01/34                                               6/17 at 100.00             BBB          1,101,611
         2,400      6.000%, 6/01/42                                               6/17 at 100.00             BBB          1,397,784
         5,730      5.875%, 6/01/47                                               6/17 at 100.00             BBB          3,218,942
                 Cincinnati City School District, Hamilton County, Ohio,
                 General Obligation Bonds, Series 2002:
         2,165      5.250%, 6/01/19 - FSA Insured                                12/12 at 100.00             AAA          2,285,071
         2,600      5.250%, 6/01/21 - FSA Insured                                12/12 at 100.00             AAA          2,716,402
         2,000      5.000%, 12/01/22 - FSA Insured                               12/12 at 100.00             AAA          2,063,760
        10,000   Columbus City School District, Franklin County, Ohio, General   12/16 at 100.00             AAA          9,321,900
                    Obligation Bonds, Series 2006, 4.250%, 12/01/32 - FSA
                    Insured (UB)

                                                           Nuveen Investments 47

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 OHIO (continued)
$        9,850   Ohio Water Development Authority, Solid Waste Disposal Revenue   9/09 at 101.00             N/R   $      7,847,101
                    Bonds, Bay Shore Power, Series 1998A, 5.875%, 9/01/20
                    (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        48,455   Total Ohio                                                                                              40,901,049
------------------------------------------------------------------------------------------------------------------------------------

                 OKLAHOMA - 3.8% (2.4% OF TOTAL INVESTMENTS)
         1,675   Oklahoma Development Finance Authority, Health System Revenue    8/18 at 100.00             AA-          1,642,924
                    Bonds, Integris Baptist Medical Center, Series 2008B,
                    5.250%, 8/15/38
         6,040   Oklahoma Development Finance Authority, Revenue Bonds, Saint     2/17 at 100.00               A          5,124,578
                    John Health System, Series 2007, 5.000%, 2/15/42
         2,000   Oklahoma Municipal Power Authority, Power Supply System          1/17 at 100.00             AA-          1,689,420
                    Revenue Bonds, Series 2007, 4.500%,1/01/47 - FGIC Insured
        17,510   Pottawatomie County Home Finance Authority, Oklahoma, Single       No Opt. Call             AAA         19,130,200
                    Family Mortgage Revenue Bonds, Series 1991A, 8.625%,
                    7/01/10 (ETM)
------------------------------------------------------------------------------------------------------------------------------------
        27,225   Total Oklahoma                                                                                          27,587,122
------------------------------------------------------------------------------------------------------------------------------------

                 OREGON - 0.5% (0.3% OF TOTAL INVESTMENTS)
         3,000   Deschutes County School District 1, Bend-La Pine, Oregon,        6/11 at 100.00         Aa2 (4)          3,281,370
                    General Obligation Bonds, Series 2001A, 5.500%, 6/15/18
                    (Pre-refunded 6/15/11) - FSA Insured
           270   Oregon Housing and Community Services Department, Single         1/14 at 100.00             Aa2            269,946
                    Family Mortgage Revenue Bonds, Series 2004H, 5.125%, 1/01/29
                    (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         3,270   Total Oregon                                                                                             3,551,316
------------------------------------------------------------------------------------------------------------------------------------

                 PENNSYLVANIA - 3.6% (2.3% OF TOTAL INVESTMENTS)
           220   Allentown, Pennsylvania, General Obligation Bonds, Series       10/13 at 100.00            Baa1            235,382
                    2003, 5.500%, 10/01/19 - FGIC Insured
         1,450   Carbon County Industrial Development Authority, Pennsylvania,      No Opt. Call            BBB-          1,455,336
                    Resource Recovery Revenue Refunding Bonds, Panther Creek
                    Partners Project, Series 2000, 6.650%, 5/01/10 (Alternative
                    Minimum Tax)
         1,500   Pennsylvania Housing Finance Agency, Single Family Mortgage     10/16 at 100.00             AA+          1,297,920
                    Revenue Bonds, Series 2006-96A, 4.650%, 10/01/31
                    (Alternative Minimum Tax) (UB)
         2,600   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,       12/14 at 100.00             Aa3          2,658,734
                    Series 2004A, 5.500%, 12/01/31 - AMBAC Insured
         7,800   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General     8/13 at 100.00             AAA          7,714,824
                    Ordinance, Series 2002, 5.000%, 8/01/32 - FSA Insured (UB)
                 Philadelphia School District, Pennsylvania, General Obligation
                 Bonds, Series 2002B:
         6,000      5.625%, 8/01/19 (Pre-refunded 8/01/12) - FGIC Insured         8/12 at 100.00         Aa3 (4)          6,806,280
         5,500      5.625%, 8/01/20 (Pre-refunded 8/01/12) - FGIC Insured         8/12 at 100.00         Aa3 (4)          6,239,090
------------------------------------------------------------------------------------------------------------------------------------
        25,070   Total Pennsylvania                                                                                      26,407,566
------------------------------------------------------------------------------------------------------------------------------------

                 PUERTO RICO - 4.4% (2.7% OF TOTAL INVESTMENTS)
         2,500   Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds,      7/18 at 100.00            BBB-          2,411,225
                    Senior Lien Series 2008A, 6.000%, 7/01/44
         5,000   Puerto Rico Infrastructure Financing Authority, Special Tax        No Opt. Call            BBB+            430,150
                    Revenue Bonds, Series 2005A, 0.000%, 7/01/42 - FGIC Insured
         5,000   Puerto Rico Municipal Finance Agency, Series 2002A, 5.000%,      8/12 at 100.00             AAA          4,940,650
                    8/01/27 - FSA Insured
         1,500   Puerto Rico Public Buildings Authority, Guaranteed Government    7/12 at 100.00            BBB-          1,406,340
                    Facilities Revenue Refunding Bonds, Series 2002D, 5.125%,
                    7/01/20
                 Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue
                 Bonds, Series 2007A:
        50,000      0.000%, 8/01/47 - AMBAC Insured                                 No Opt. Call             AA-          3,564,000
        55,000      0.000%, 8/01/54 - AMBAC Insured                                 No Opt. Call             AA-          2,156,550
        15,000      5.250%, 8/01/57                                               8/17 at 100.00              A+         12,643,200
         1,500   Puerto Rico, General Obligation and Public Improvement Bonds,      No Opt. Call             AAA          1,326,465
                    Series 2001A, 5.500%, 7/01/29

48 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 PUERTO RICO (continued)
$        3,490   Puerto Rico, The Children's Trust Fund, Tobacco Settlement        5/12 at 100.00            BBB   $      2,805,855
                    Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------
       138,990   Total Puerto Rico                                                                                       31,684,435
------------------------------------------------------------------------------------------------------------------------------------

                 RHODE ISLAND - 0.4% (0.2% OF TOTAL INVESTMENTS)
                 Rhode Island Tobacco Settlement Financing Corporation, Tobacco
                 Settlement Asset-Backed Bonds, Series 2002A:
         2,200      6.125%, 6/01/32                                                6/12 at 100.00            BBB          1,620,916
         1,655      6.250%, 6/01/42                                                6/12 at 100.00            BBB          1,222,135
------------------------------------------------------------------------------------------------------------------------------------
         3,855   Total Rhode Island                                                                                       2,843,051
------------------------------------------------------------------------------------------------------------------------------------

                 SOUTH CAROLINA - 8.7% (5.4% OF TOTAL INVESTMENTS)
        24,725   Greenville County School District, South Carolina, Installment   12/12 at 101.00         AA (4)         28,611,275
                    Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/22
                    (Pre-refunded 12/01/12)
                 Horry County School District, South Carolina, General
                 Obligation Bonds, Series 2001A:
         5,840      5.000%, 3/01/20                                                3/12 at 100.00            Aa1          6,117,750
         5,140      5.000%, 3/01/21                                                3/12 at 100.00            Aa1          5,384,458
                 Medical University Hospital Authority, South Carolina,
                 FHA-Insured Mortgage Revenue Bonds, Series 2004A:
         5,240      5.250%, 8/15/20 - MBIA Insured                                 8/14 at 100.00            AA-          5,383,890
         3,000      5.250%, 2/15/24 - MBIA Insured                                 8/14 at 100.00            AA-          3,027,330
        13,615   South Carolina Transportation Infrastructure Bank, Junior Lien   10/11 at 100.00        N/R (4)         14,924,899
                    Revenue Bonds, Series 2001B, 5.125%, 10/01/21 (Pre-refunded
                    10/01/11) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        57,560   Total South Carolina                                                                                    63,449,602
------------------------------------------------------------------------------------------------------------------------------------

                 TENNESSEE - 0.4% (0.3% OF TOTAL INVESTMENTS)
         3,000   Knox County Health, Educational and Housing Facilities Board,     4/12 at 101.00             A1          3,049,560
                    Tennessee, Hospital Revenue Bonds, Baptist Health System of
                    East Tennessee Inc., Series 2002, 6.375%, 4/15/22
------------------------------------------------------------------------------------------------------------------------------------

                 TEXAS - 16.6% (10.3% OF TOTAL INVESTMENTS)
           535   Alamo Community College District, Bexar County, Texas,           11/11 at 100.00            AAA            582,016
                    Combined Fee Revenue Refunding Bonds, Series 2001, 5.375%,
                    11/01/16 - FSA Insured
           465   Alamo Community College District, Bexar County, Texas,           11/11 at 100.00        Aa3 (4)            513,881
                    Combined Fee Revenue Refunding Bonds, Series 2001, 5.375%,
                    11/01/16 (Pre-refunded 11/01/11) - FSA Insured
        11,255   Brazos River Authority, Texas, Pollution Control Revenue            No Opt. Call            CCC          6,650,467
                    Refunding Bonds, TXU Electric Company, Series 2001C,
                    5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative
                    Minimum Tax)
         5,500   Central Texas Regional Mobility Authority, Travis and             1/15 at 100.00            AA-          4,040,795
                    Williamson Counties, Toll Road Revenue Bonds, Series 2005,
                    5.000%, 1/01/45 - FGIC Insured
         5,000   Dallas-Ft. Worth International Airport, Texas, Joint Revenue     11/11 at 100.00            AA-          5,019,400
                    Refunding and Improvement Bonds, Series 2001A, 5.625%,
                    11/01/21 - FGIC Insured (Alternative Minimum Tax)
         2,700   Harris County-Houston Sports Authority, Texas, Senior Lien       11/11 at 100.00            AA-          2,254,176
                    Revenue Bonds, Series 2001G, 5.250%, 11/15/30 - MBIA Insured
        14,975   Harris County-Houston Sports Authority, Texas, Third Lien         11/24 at 55.69            AA-          2,085,119
                    Revenue Bonds, Series 2004-A3., 0.000%, 11/15/34 - MBIA
                    Insured
        22,500   Houston, Texas, Junior Lien Water and Sewerage System Revenue    12/10 at 100.00         AA (4)         24,070,274
                    Refunding Bonds, Series 2000B, 5.250%, 12/01/30
                    (Pre-refunded 12/01/10) - FGIC Insured
         4,590   Houston, Texas, Subordinate Lien Airport System Revenue Bonds,    7/10 at 100.00            AAA          4,427,376
                    Series 2000A, 5.625%, 7/01/30 - FSA Insured (Alternative
                    Minimum Tax)
         6,000   Leander Independent School District, Williamson and Travis         8/14 at 33.33            AAA          1,416,840
                    Counties, Texas, General Obligation Bonds, Series 2006,
                    0.000%, 8/15/34

                                                           Nuveen Investments 49

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TEXAS (continued)
$       17,655   Matagorda County Navigation District 1, Texas, Revenue            5/09 at 102.00            AA-   $     14,399,771
                    Refunding Bonds, Houston Industries Inc., Series 1998B,
                    5.150%, 11/01/29 - MBIA Insured
         7,650   Port of Corpus Christi Authority, Nueces County, Texas,           5/09 at 100.00            BBB          7,623,302
                    Revenue Refunding Bonds, Union Pacific Corporation, Series
                    1992, 5.350%, 11/01/10
         2,000   Sam Rayburn Municipal Power Agency, Texas, Power Supply System   10/12 at 100.00             A3          1,857,300
                    Revenue Refunding Bonds, Series 2002A, 5.750%, 10/01/21 -
                    RAAI Insured
        14,680   San Antonio Independent School District, Bexar County, Texas,     8/09 at 100.00            AAA         14,910,476
                    General Obligation Bonds, Series 1999, 5.800%, 8/15/29
                    (Pre-refunded 8/15/09)
        11,300   San Antonio, Texas, Electric and Gas System Revenue Refunding       No Opt. Call            AAA         12,501,416
                    Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)
         3,750   Spring Branch Independent School District, Harris County,         2/11 at 100.00            AAA          4,021,725
                    Texas, Limited Tax Schoolhouse and Refunding Bonds, Series
                    2001, 5.125%, 2/01/23 (Pre-refunded 2/01/11)
         4,375   Tarrant County Cultural and Educational Facilities Financing     11/17 at 100.00            AA-          3,464,956
                    Corporation, Texas, Revenue Bonds, Tarrant County Health
                    Resources, Series 2008, Trust 1197, 8.958%, 11/15/47 (IF)
                 White Settlement Independent School District, Tarrant County,
                 Texas, General Obligation Bonds, Series 2006:
         9,110      0.000%, 8/15/38                                                 8/15 at 30.30            AAA          1,655,105
         9,110      0.000%, 8/15/39                                                 8/15 at 28.63            AAA          1,563,823
         6,610      0.000%, 8/15/42                                                 8/15 at 24.42            AAA            950,782
         7,110      0.000%, 8/15/43                                                 8/15 at 23.12            AAA            962,267
         5,000   Wichita Falls, Wichita County, Texas, Priority Lien Water and     8/11 at 100.00        AA- (4)          5,438,250
                    Sewerage System Revenue Bonds, Series 2001, 5.000%, 8/01/22
                    (Pre-refunded 8/01/11) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       171,870   Total Texas                                                                                            120,409,517
------------------------------------------------------------------------------------------------------------------------------------

                 UTAH - 1.8% (1.1% OF TOTAL INVESTMENTS)
         5,800   Carbon County, Utah, Solid Waste Disposal Revenue Refunding       8/09 at 100.00            BBB          5,803,712
                    Bonds, Laidlaw/ECDC Project, Guaranteed by Allied Waste
                    Industries, Series 1995, 7.500%, 2/01/10 (Alternative
                    Minimum Tax)
         7,155   Utah Associated Municipal Power Systems, Revenue Bonds, Payson    4/13 at 100.00            AAA          7,190,060
                    Power Project, Series 2003A, 5.000%, 4/01/25 - FSA Insured
                    (UB)
------------------------------------------------------------------------------------------------------------------------------------
        12,955   Total Utah                                                                                              12,993,772
------------------------------------------------------------------------------------------------------------------------------------

                 VIRGINIA - 2.3% (1.4% OF TOTAL INVESTMENTS)
         4,000   Norfolk Airport Authority, Virginia, Airport Revenue Refunding    7/11 at 100.00            AA-          3,467,960
                    Bonds, Series 2001B, 5.125%, 7/01/31 - FGIC Insured
                    (Alternative Minimum Tax)
        11,040   Suffolk Redevelopment and Housing Authority, Virginia, FNMA         No Opt. Call            Aaa         11,605,248
                    Multifamily Housing Revenue Refunding Bonds, Windsor at
                    Potomac Vista L.P. Project, Series 2001, 4.850%,
                    7/01/31 (Mandatory put 7/01/11)
           665   Virginia Housing Development Authority, Rental Housing Bonds,     5/09 at 101.00            AA+            671,976
                    Series 1999F, 5.000%, 5/01/15 (Alternative Minimum Tax)
                 Virginia Resources Authority, Water System Revenue Refunding
                 Bonds, Series 2002:
           500      5.000%, 4/01/18                                                4/12 at 102.00             AA            533,560
           500      5.000%, 4/01/19                                                4/12 at 102.00             AA            533,430
------------------------------------------------------------------------------------------------------------------------------------
        16,705   Total Virginia                                                                                          16,812,174
------------------------------------------------------------------------------------------------------------------------------------

                 WASHINGTON - 10.5% (6.6% OF TOTAL INVESTMENTS)
         6,750   Energy Northwest, Washington, Electric Revenue Refunding          7/12 at 100.00            AAA          7,101,540
                    Bonds, Columbia Generating Station - Nuclear Project 2,
                    Series 2002B, 5.350%, 7/01/18 - FSA Insured
         2,500   Energy Northwest, Washington, Electric Revenue Refunding          7/12 at 100.00            Aaa          2,737,200
                    Bonds, Columbia Generating Station - Nuclear Project 2,
                    Series 2002C, 5.750%, 7/01/17 - MBIA Insured
         6,950   Port of Seattle, Washington, Revenue Bonds, Series 2000B,         8/10 at 100.00            AA-          6,958,062
                    5.625%, 2/01/24 - MBIA Insured (Alternative Minimum Tax)
                    (UB)
        13,400   Seattle, Washington, Municipal Light and Power Revenue Bonds,    12/10 at 100.00            Aa3         13,826,790
                    Series 2000, 5.400%, 12/01/25

50 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 WASHINGTON (continued)
$        5,000   Washington State Healthcare Facilities Authority, Revenue       10/16 at 100.00              AA   $      4,300,750
                    Bonds, Providence Health Care Services, Series 2006A,
                    4.625%, 10/01/34 - FGIC Insured (UB)
         7,575   Washington State Tobacco Settlement Authority, Tobacco           6/13 at 100.00             BBB          7,302,452
                    Settlement Asset-Backed Revenue Bonds, Series 2002,
                    6.500%, 6/01/26
        18,145   Washington, General Obligation Bonds, Series 2001-02A,           7/11 at 100.00             AAA         18,804,208
                    5.000%, 7/01/23 - FSA Insured
                 Washington, Motor Vehicle Fuel Tax General Obligation Bonds,
                 Series 2002C:
         7,000      5.000%, 1/01/21 - FSA Insured                                 1/12 at 100.00             AAA          7,281,400
         7,960      5.000%, 1/01/22 - FSA Insured                                 1/12 at 100.00             AAA          8,222,362
------------------------------------------------------------------------------------------------------------------------------------
        75,280   Total Washington                                                                                        76,534,764
------------------------------------------------------------------------------------------------------------------------------------

                 WISCONSIN - 2.1% (1.3% OF TOTAL INVESTMENTS)
                 Badger Tobacco Asset Securitization Corporation, Wisconsin,
                 Tobacco Settlement Asset-Backed Bonds, Series 2002:
           170      6.125%, 6/01/27 (Pre-refunded 6/01/12)                        6/12 at 100.00             AAA            182,395
         3,380      6.375%, 6/01/32 (Pre-refunded 6/01/12)                        6/12 at 100.00             AAA          3,800,337
         7,545   La Crosse, Wisconsin, Pollution Control Revenue Refunding       12/09 at 101.00              A2          7,738,831
                    Bonds, Dairyland Power Cooperative, Series 1997A, 5.450%,
                    9/01/14 - AMBAC Insured
         3,000   Wisconsin Health and Educational Facilities Authority,           5/14 at 100.00            BBB+          2,484,720
                    Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%,
                    5/01/29
         2,100   Wisconsin Health and Educational Facilities Authority,           8/13 at 100.00            BBB+          1,285,914
                    Revenue Bonds, Wheaton Franciscan Services Inc., Series
                    2003A, 5.125%, 8/15/33
------------------------------------------------------------------------------------------------------------------------------------
        16,195   Total Wisconsin                                                                                         15,492,197
------------------------------------------------------------------------------------------------------------------------------------

                 WYOMING - 0.5% (0.3% OF TOTAL INVESTMENTS)
         4,000   Wyoming Municipal Power Agency Power Supply System Revenue       1/18 at 100.00              A2          3,865,401
                    Bonds, 2008 Series A, 5.375%, 1/01/42
------------------------------------------------------------------------------------------------------------------------------------
$    1,553,780   Total Investments (cost $1,179,693,451) - 160.5%                                                     1,165,267,239
==============----------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (7.4)%                                                                     (53,875,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 2.5%                                                                    18,326,089
                 -------------------------------------------------------------------------------------------------------------------
                 Preferred Shares, at Liquidation Value - (55.6)% (5)                                                  (403,600,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                     $    726,118,328
                 ===================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.6%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 51

NPF | Nuveen Premier Municipal Income Fund, Inc.
    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 ALABAMA - 1.7% (1.0% OF TOTAL INVESTMENTS)
$        2,000   Alabama Special Care Facilities Financing Authority, Revenue    11/16 at 100.00             Aa1   $      1,936,160
                    Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39
                    (UB)
                 Birmingham Special Care Facilities Financing Authority,
                 Alabama, Revenue Bonds, Baptist Health System Inc.,
                 Series 2005A:
         1,200      5.250%, 11/15/20                                             11/15 at 100.00            Baa1            927,372
           400      5.000%, 11/15/30                                             11/15 at 100.00            Baa1            256,340
         1,000   Montgomery BMC Special Care Facilities Financing Authority,     11/14 at 100.00          A3 (4)          1,164,420
                    Alabama, Revenue Bonds, Baptist Medical Center, Series
                    2004C, 5.250%, 11/15/29 (Pre-refunded 11/15/14)
------------------------------------------------------------------------------------------------------------------------------------
         4,600   Total Alabama                                                                                            4,284,292
------------------------------------------------------------------------------------------------------------------------------------

                 ALASKA - 1.0% (0.6% OF TOTAL INVESTMENTS)
         2,000   Alaska Housing Finance Corporation, General Mortgage Revenue     6/09 at 101.00             AAA          2,015,880
                    Bonds, Series 1999A, 6.000%,6/01/49 - MBIA Insured
         1,000   Northern Tobacco Securitization Corporation, Alaska, Tobacco     6/14 at 100.00            Baa3            523,660
                    Settlement Asset-Backed Bonds, Series 2006A, 5.000%,
                    6/01/46
------------------------------------------------------------------------------------------------------------------------------------
         3,000   Total Alaska                                                                                             2,539,540
------------------------------------------------------------------------------------------------------------------------------------

                 ARIZONA - 8.1% (5.0% OF TOTAL INVESTMENTS)
                 Glendale Industrial Development Authority, Arizona, Revenue
                 Bonds, John C. Lincoln Health Network, Series 2005B:
           100      5.250%, 12/01/24                                             12/15 at 100.00             BBB             88,127
           135      5.250%, 12/01/25                                             12/15 at 100.00             BBB            118,141
         7,000   Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic           No Opt. Call              AA          5,540,360
                    Plaza, Series 2005B, 0.000%, 7/01/39 - FGIC Insured
         7,500   Salt River Project Agricultural Improvement and Power            1/13 at 100.00              AA          7,722,225
                    District, Arizona, Electric System Revenue Bonds, Series
                    2002B, 5.000%, 1/01/25 (UB)
         6,000   Salt River Project Agricultural Improvement and Power            1/12 at 101.00             Aa1          6,551,280
                    District, Arizona, Electric System Revenue Refunding
                    Bonds, Series 2002A, 5.250%, 1/01/15
         1,200   Salt Verde Financial Corporation, Arizona, Senior Gas              No Opt. Call               A            813,468
                    Revenue Bonds, Series 2007, 5.000%, 12/01/37
------------------------------------------------------------------------------------------------------------------------------------
        21,935   Total Arizona                                                                                           20,833,601
------------------------------------------------------------------------------------------------------------------------------------

                 ARKANSAS - 0.9% (0.5% OF TOTAL INVESTMENTS)
         2,155   Arkansas Development Finance Authority, State Facility          11/15 at 100.00             AAA          2,236,308
                    Revenue Bonds, Department of Correction Special Needs
                    Unit Project, Series 2005B, 5.000%, 11/01/25 - FSA Insured
             6   Stuttgart Public Facilities Board, Arkansas, Single Family       9/09 at 100.00             Aaa              5,622
                    Mortgage Revenue Refunding Bonds, Series 1993A, 7.900%,
                    9/01/11
------------------------------------------------------------------------------------------------------------------------------------
         2,161   Total Arkansas                                                                                           2,241,930
------------------------------------------------------------------------------------------------------------------------------------

                 CALIFORNIA - 20.9% (12.9% OF TOTAL INVESTMENTS)
        10,000   Anaheim Public Finance Authority, California, Public             9/17 at 100.00             AA-          7,898,199
                    Improvement Project Lease Bonds, Series 2007A-1, 4.375%,
                    3/01/37 - FGIC Insured
         5,690   California Department of Veterans Affairs, Home Purchase         6/12 at 101.00             Aa2          5,861,610
                    Revenue Bonds, Series 2002A, 5.300%,12/01/21 - AMBAC
                    Insured

52 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 CALIFORNIA (continued)
$        1,350   California Educational Facilities Authority, Revenue Bonds,     10/15 at 100.00             AA+   $      1,329,764
                    University of Southern California, Series 2005, 4.750%,
                    10/01/28 (UB)
         1,975   California Health Facilities Financing Authority, Revenue          No Opt. Call               A          1,977,548
                    Bonds, Catholic Healthcare West, Series 2004I, 4.950%,
                    7/01/26 (Mandatory put 7/01/14)
           500   California Statewide Community Development Authority,            7/15 at 100.00             BBB            314,470
                    Revenue Bonds, Daughters of Charity Health System, Series
                    2005A, 5.000%, 7/01/39
         1,600   California Statewide Community Development Authority,            8/16 at 100.00              A+          1,442,624
                    Revenue Bonds, Kaiser Permanente System, Series 2001C,
                    5.250%, 8/01/31
         1,025   California Statewide Community Development Authority,            5/18 at 100.00             Aa3            935,436
                    Revenue Bonds, Sutter Health, Tender Option Bond Trust
                    3175, 13.216%, 11/15/48 (IF)
         4,900   California, General Obligation Bonds, Series 2004, 5.000%,      12/14 at 100.00               A          4,942,042
                    6/01/23 - AMBAC Insured
         1,000   Chula Vista, California, Industrial Development Revenue          6/14 at 102.00              A2          1,012,910
                    Bonds, San Diego Gas and Electric Company, Series 1996A,
                    5.300%, 7/01/21
        25,000   Foothill/Eastern Transportation Corridor Agency, California,       No Opt. Call             AAA         19,641,747
                    Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/17
                    (ETM)
         3,500   Golden State Tobacco Securitization Corporation, California,     6/17 at 100.00             BBB          1,804,985
                    Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                    2007A-1, 5.125%, 6/01/47
           450   Golden State Tobacco Securitization Corporation, California,     6/13 at 100.00             AAA            526,721
                    Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                    6.750%, 6/01/39 (Pre-refunded 6/01/13)
         6,005   Los Angeles Unified School District, California, General         7/15 at 100.00             AA-          6,217,157
                    Obligation Bonds, Series 2005E, 5.000%, 7/01/22 - AMBAC
                    Insured
                 San Diego County, California, Certificates of Participation,
                 Burnham Institute, Series 2006:
           100      5.000%, 9/01/21                                               9/15 at 102.00            Baa3             81,776
           110      5.000%, 9/01/23                                               9/15 at 102.00            Baa3             86,655
------------------------------------------------------------------------------------------------------------------------------------
        63,205   Total California                                                                                        54,073,644
------------------------------------------------------------------------------------------------------------------------------------

                 COLORADO - 7.5% (4.6% OF TOTAL INVESTMENTS)
         1,000   Colorado Health Facilities Authority, Revenue Bonds,             6/16 at 100.00              A-            785,960
                    Evangelical Lutheran Good Samaritan Society, Series 2005,
                    5.000%, 6/01/29
         1,150   Colorado Health Facilities Authority, Revenue Bonds,             9/14 at 100.00              A3          1,034,529
                    Parkview Medical Center, Series 2004, 5.000%, 9/01/25
           400   Colorado Health Facilities Authority, Revenue Bonds, Poudre      3/15 at 100.00            BBB+            338,020
                    Valley Health Care, Series 2005F, 5.000%, 3/01/25
         1,000   Colorado Health Facilities Authority, Revenue Bonds, Poudre     12/09 at 101.00         Aa3 (4)          1,040,140
                    Valley Healthcare Inc., Series 1999A, 5.750%, 12/01/23
                    (Pre-refunded 12/01/09) - FSA Insured
           750   Colorado Health Facilities Authority, Revenue Bonds, Vail        1/15 at 100.00            BBB+            726,180
                    Valley Medical Center, Series 2004, 5.000%, 1/15/17
                 Denver City and County, Colorado, Airport Revenue Bonds,
                 Series 2006:
         4,170      5.000%, 11/15/23 - FGIC Insured                              11/16 at 100.00             AA-          4,245,936
         6,800      5.000%, 11/15/24 - FGIC Insured                              11/16 at 100.00             AA-          6,958,508
                 Denver, Colorado, Airport Revenue Bonds, Trust 2365:
         1,725      12.496%, 11/15/23 - FGIC Insured (IF)                        11/16 at 100.00              A+          1,850,684
         2,235      12.488%, 11/15/25 - FGIC Insured (IF)                        11/16 at 100.00              A+          2,369,502
------------------------------------------------------------------------------------------------------------------------------------
        19,230   Total Colorado                                                                                          19,349,459
------------------------------------------------------------------------------------------------------------------------------------

                 CONNECTICUT - 0.8% (0.5% OF TOTAL INVESTMENTS)
         2,020   Connecticut Development Authority, Pollution Control Revenue    10/09 at 101.50            Baa1          2,002,507
                    Refunding Bonds, Connecticut Light and Power Company,
                    Series 1993A, 5.850%, 9/01/28
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 53

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 FLORIDA - 1.7% (1.0% OF TOTAL INVESTMENTS)
$        1,700   Hillsborough County Industrial Development Authority,            4/10 at 101.00             N/R   $        877,948
                    Florida, Exempt Facilities Remarketed Revenue Bonds,
                    National Gypsum Company, Apollo Beach Project, Series
                    2000B, 7.125%, 4/01/30 (Alternative Minimum Tax)
         2,500   Hillsborough County Industrial Development Authority,           10/12 at 100.00            Baa2          2,527,225
                    Florida, Pollution Control Revenue Bonds, Tampa Electric
                    Company Project, Series 2002, 5.100%, 10/01/13
         1,000   South Miami Health Facilities Authority, Florida, Hospital       8/17 at 100.00             AA-            875,980
                    Revenue, Baptist Health System Obligation Group, Series
                    2007, 5.000%, 8/15/42 (UB)
------------------------------------------------------------------------------------------------------------------------------------
         5,200   Total Florida                                                                                            4,281,153
------------------------------------------------------------------------------------------------------------------------------------

                 GEORGIA - 4.6% (2.9% OF TOTAL INVESTMENTS)
         8,050   George L. Smith II World Congress Center Authority, Atlanta,     7/10 at 101.00             AA-          7,640,336
                    Georgia, Revenue Refunding Bonds, Domed Stadium Project,
                    Series 2000, 5.500%, 7/01/20 - MBIA Insured (Alternative
                    Minimum Tax)
         4,105   Municipal Electric Authority of Georgia, Combustion Turbine     11/13 at 100.00             AA-          4,342,105
                    Revenue Bonds, Series 2003A, 5.125%, 11/01/17 - MBIA
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
        12,155   Total Georgia                                                                                           11,982,441
------------------------------------------------------------------------------------------------------------------------------------

                 HAWAII - 0.8% (0.5% OF TOTAL INVESTMENTS)
         2,250   Hawaii Department of Budget and Finance, Special Purpose         7/09 at 101.00               A          2,196,563
                    Revenue Bonds, Hawaiian Electric Company Inc., Series
                    1999D, 6.150%, 1/01/20 - AMBAC Insured (Alternative
                    Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                 IDAHO - 0.2% (0.1% OF TOTAL INVESTMENTS)
            75   Idaho Housing and Finance Association, Single Family Mortgage    7/09 at 100.00             Aa1             75,107
                    Bonds, Series 1996E, 6.350%, 7/01/14 (Alternative Minimum
                    Tax)
                 Madison County, Idaho, Hospital Revenue Certificates of
                 Participation, Madison Memorial Hospital, Series 2006:
           500      5.250%, 9/01/26                                               9/16 at 100.00            BBB-            375,615
           200      5.250%, 9/01/37                                               9/16 at 100.00            BBB-            135,888
------------------------------------------------------------------------------------------------------------------------------------
           775   Total Idaho                                                                                                586,610
------------------------------------------------------------------------------------------------------------------------------------

                 ILLINOIS - 11.2% (6.9% OF TOTAL INVESTMENTS)
           580   Chicago Public Building Commission, Illinois, General              No Opt. Call         AA- (4)            669,987
                    Obligation Lease Certificates, Chicago Board of Education,
                    Series 1990B, 7.000%, 1/01/15 - MBIA Insured (ETM)
         8,670   Chicago, Illinois, General Obligation Bonds, City Colleges,        No Opt. Call             AA-          4,237,636
                    Series 1999, 0.000%, 1/01/24 - FGIC Insured
         8,500   Chicago, Illinois, Senior Lien Water Revenue Bonds, Series         No Opt. Call              A1          8,909,019
                    2001, 5.750%, 11/01/30 - AMBAC Insured
           200   Illinois Finance Authority, Revenue Bonds, Proctor Hospital,     1/16 at 100.00            BBB-            149,566
                    Series 2006, 5.125%, 1/01/25
         1,000   Illinois Health Facilities Authority, Revenue Bonds, Condell     5/12 at 100.00             Aaa          1,106,370
                    Medical Center, Series 2002, 5.500%, 5/15/32 (Pre-refunded
                    5/15/12)
         1,500   Illinois, General Obligation Bonds, Illinois FIRST Program,      2/12 at 100.00             AA-          1,625,100
                    Series 2002, 5.500%, 2/01/17 - FGIC Insured
                 Lombard Public Facilities Corporation, Illinois, Second Tier
                 Conference Center and Hotel Revenue Bonds, Series 2005B:
           850      5.250%, 1/01/25                                               1/16 at 100.00              AA            838,338
         1,750      5.250%, 1/01/30                                               1/16 at 100.00              AA          1,745,485
                 Metropolitan Pier and Exposition Authority, Illinois, Revenue
                 Refunding Bonds, McCormick Place Expansion Project, Series
                 1996A:
        10,575      0.000%, 12/15/23 - MBIA Insured                                 No Opt. Call             AA-          4,900,455
        10,775      0.000%, 12/15/24 - MBIA Insured                                 No Opt. Call             AA-          4,615,687
------------------------------------------------------------------------------------------------------------------------------------
        44,400   Total Illinois                                                                                          28,797,643
------------------------------------------------------------------------------------------------------------------------------------

54 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 INDIANA - 2.9% (1.8% OF TOTAL INVESTMENTS)
$        2,275   Anderson School Building Corporation, Madison County,            1/14 at 100.00             AAA   $      2,643,254
                    Indiana, First Mortgage Bonds, Series 2003, 5.500%, 7/15/23
                    (Pre-refunded 1/15/14) - FSA Insured
         6,180   Crown Point Multi-School Building Corporation, Indiana, First      No Opt. Call             AA-          3,016,520
                    Mortgage Bonds, Crown Point Community School Corporation,
                    Series 2000, 0.000%, 1/15/23 - MBIA Insured
         1,250   Portage, Indiana, Revenue Bonds, Series 2006, 5.000%, 7/15/23    7/16 at 100.00            BBB+          1,060,113
         1,000   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,    2/15 at 100.00            BBB-            734,070
                    Madison Center Inc., Series 2005, 5.250%, 2/15/28
------------------------------------------------------------------------------------------------------------------------------------
        10,705   Total Indiana                                                                                            7,453,957
------------------------------------------------------------------------------------------------------------------------------------

                 IOWA - 0.9% (0.5% OF TOTAL INVESTMENTS)
         4,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement       6/15 at 100.00             BBB          2,245,480
                    Revenue Bonds, Series 2005C, 5.500%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------

                 KENTUCKY - 0.2% (0.1% OF TOTAL INVESTMENTS)
           510   Louisville and Jefferson County Metropolitan Government,        10/16 at 100.00             N/R            406,434
                    Kentucky, Industrial Building Revenue Bonds, Sisters of
                    Mercy of the Americas, Series 2006, 5.000%, 10/01/35
------------------------------------------------------------------------------------------------------------------------------------

                 LOUISIANA - 6.1% (3.8% OF TOTAL INVESTMENTS)
         1,310   Louisiana Housing Finance Agency, GNMA Collateralized            9/09 at 100.00             AAA          1,310,983
                    Mortgage Revenue Bonds, St. Dominic Assisted Care
                    Facility, Series 1995, 6.850%, 9/01/25
         1,500   Louisiana Public Facilities Authority, Revenue Bonds, Ochsner    5/17 at 100.00              A3          1,120,740
                    Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47
                 Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series
                 2006A:
           825      4.750%, 5/01/39 - FSA Insured (UB)                            5/16 at 100.00             AAA            794,384
         8,880      4.500%, 5/01/41 - FGIC Insured (UB)                           5/16 at 100.00              AA          7,945,292
             5   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,        5/16 at 100.00              AA              2,895
                    Residuals 660-3, 14.711%, 5/01/41 - FGIC Insured (IF)
         3,950   Morehouse Parish, Louisiana, Pollution Control Revenue Bonds,      No Opt. Call             BBB          3,605,718
                    International Paper Company, Series 2002A, 5.700%, 4/01/14
         1,400   Tobacco Settlement Financing Corporation, Louisiana, Tobacco     5/11 at 101.00             BBB            984,970
                    Settlement Asset-Backed Bonds, Series 2001B, 5.875%,
                    5/15/39
------------------------------------------------------------------------------------------------------------------------------------
        17,870   Total Louisiana                                                                                         15,764,982
------------------------------------------------------------------------------------------------------------------------------------

                 MAINE - 1.1% (0.7% OF TOTAL INVESTMENTS)
         2,930   Maine State Housing Authority, Single Family Mortgage            5/13 at 100.00             AA+          2,933,340
                    Purchase Bonds, Series 2004A-2, 5.000%, 11/15/21
                    (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                 MARYLAND - 1.3% (0.8% OF TOTAL INVESTMENTS)
         2,000   Maryland Health and Higher Educational Facilities Authority,     8/14 at 100.00              A-          2,002,100
                    Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24
         1,550   Maryland Health and Higher Educational Facilities Authority,     7/16 at 100.00             AA-          1,345,741
                    Revenue Bonds, Western Maryland Health, Series 2006A,
                    4.750%, 7/01/36 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
         3,550   Total Maryland                                                                                           3,347,841
------------------------------------------------------------------------------------------------------------------------------------

                 MASSACHUSETTS - 1.6% (1.0% OF TOTAL INVESTMENTS)
         1,000   Massachusetts Development Finance Authority, Revenue Bonds,     10/14 at 100.00             BBB            828,670
                    Hampshire College, Series 2004, 5.625%, 10/01/24
         3,000   Massachusetts, Special Obligation Dedicated Tax Revenue          1/14 at 100.00           A (4)          3,393,150
                    Bonds, Series 2004, 5.250%, 1/01/24 (Pre-refunded 1/01/14)
                    - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
         4,000   Total Massachusetts                                                                                      4,221,820
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 55

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 MICHIGAN - 4.0% (2.4% OF TOTAL INVESTMENTS)
$        2,925   Detroit, Michigan, General Obligation Bonds, Series 2003A,       4/13 at 100.00            Baa3   $      2,413,681
                    5.250%, 4/01/17 - SYNCORA GTY Insured
         4,600   Detroit, Michigan, Sewer Disposal System Revenue Bonds,          7/16 at 100.00             AA-          3,628,434
                    Second Lien, Series 2006B, 4.625%, 7/01/34 - FGIC Insured
         1,000   Michigan State Hospital Finance Authority, Revenue Bonds,       12/16 at 100.00              AA            936,960
                    Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31
                    (UB)
           170   Monroe County Hospital Finance Authority, Michigan, Mercy        6/16 at 100.00            Baa3             99,839
                    Memorial Hospital Corporation Revenue Bonds, Series 2006,
                    5.500%, 6/01/35
         3,025   Wayne County, Michigan, Airport Revenue Refunding Bonds,        12/12 at 100.00             AA-          3,137,802
                    Detroit Metropolitan Airport, Series 2002C, 5.375%,
                    12/01/19 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
        11,720   Total Michigan                                                                                          10,216,716
------------------------------------------------------------------------------------------------------------------------------------

                 MINNESOTA - 4.8% (2.9% OF TOTAL INVESTMENTS)
         4,350   Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete     7/14 at 100.00              A-          4,123,670
                    Inc., Series 2004, 4.950%, 7/01/22
         1,000   Duluth Economic Development Authority, Minnesota, Healthcare     2/14 at 100.00          A- (4)          1,152,610
                    Facilities Revenue Bonds, Benedictine Health System - St.
                    Mary's Duluth Clinic, Series 2004, 5.250%,
                    2/15/21 (Pre-refunded 2/15/14)
         2,290   Minneapolis-St. Paul Housing and Redevelopment Authority,       12/13 at 100.00            Baa1          2,259,818
                    Minnesota, Revenue Bonds, HealthPartners Inc., Series
                    2003, 6.000%, 12/01/20
           530   Minnesota Higher Education Facilities Authority, Revenue        10/14 at 100.00              A2            552,583
                    Bonds, University of St. Thomas, Series 2004-5Y, 5.250%,
                    10/01/19
         1,000   Minnesota Municipal Power Agency, Electric Revenue Bonds,       10/14 at 100.00              A3          1,053,110
                    Series 2004A, 5.250%, 10/01/19
         3,000   St. Paul Port Authority, Minnesota, Lease Revenue Bonds,        12/13 at 100.00             AA+          3,195,300
                    Office Building at Cedar Street, Series 2003, 5.250%,
                    12/01/20
------------------------------------------------------------------------------------------------------------------------------------
        12,170   Total Minnesota                                                                                         12,337,091
------------------------------------------------------------------------------------------------------------------------------------

                 MISSISSIPPI - 0.9% (0.6% OF TOTAL INVESTMENTS)
         2,325   Mississippi Hospital Equipment and Facilities Authority,         9/14 at 100.00              AA          2,314,979
                    Revenue Bonds, Baptist Memorial Healthcare, Series
                    2004B-1, 5.000%, 9/01/24 (UB)
------------------------------------------------------------------------------------------------------------------------------------

                 MISSOURI - 1.0% (0.6% OF TOTAL INVESTMENTS)
           100   Hannibal Industrial Development Authority, Missouri, Health      3/16 at 100.00            BBB+             89,069
                    Facilities Revenue Bonds, Hannibal Regional Hospital,
                    Series 2006, 5.000%, 3/01/22
         2,880   Joplin Industrial Development Authority, Missouri, Health        2/15 at 102.00            BBB+          2,519,251
                    Facilities Revenue Bonds, Freeman Health System, Series
                    2004, 5.500%, 2/15/24
------------------------------------------------------------------------------------------------------------------------------------
         2,980   Total Missouri                                                                                           2,608,320
------------------------------------------------------------------------------------------------------------------------------------

                 NEBRASKA - 2.5% (1.5% OF TOTAL INVESTMENTS)
         1,580   Douglas County Hospital Authority 2, Nebraska, Health              No Opt. Call             Aa3          1,612,279
                    Facilities Revenue Bonds, Nebraska Medical Center, Series
                    2003, 5.000%, 11/15/16
         1,440   Grand Island, Nebraska, Electric System Revenue Bonds, Series    6/09 at 100.00          A1 (4)          1,557,274
                    1977, 6.100%, 9/01/12 (ETM)
         2,350   NebHelp Inc., Nebraska, Senior Subordinate Bonds, Student          No Opt. Call             Aa2          2,469,263
                    Loan Program, Series 1993A-5B, 6.250%, 6/01/18 - MBIA
                    Insured (Alternative Minimum Tax)
           515   Omaha Public Power District, Nebraska, Separate Electric         2/17 at 100.00             AAA            739,633
                    System Revenue Bonds, Nebraska City 2, Series 2006A,
                    17.921%, 2/01/49 - AMBAC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
         5,885   Total Nebraska                                                                                           6,378,449
------------------------------------------------------------------------------------------------------------------------------------

                 NEW HAMPSHIRE - 2.0% (1.2% OF TOTAL INVESTMENTS)
         5,000   New Hampshire Housing Finance Authority, FHLMC Multifamily       7/10 at 101.00             Aaa          5,090,250
                    Housing Remarketed Revenue Bonds, Countryside LP, Series
                    1994, 6.100%, 7/01/24 (Alternative Minimum Tax)

56 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 NEW HAMPSHIRE (continued)
$           90   New Hampshire Municipal Bond Bank, Revenue Bonds, Coe-Brown        No Opt. Call             N/R   $         89,994
                    Northwood Academy, Series 1994, 7.250%, 5/01/09
------------------------------------------------------------------------------------------------------------------------------------
         5,090   Total New Hampshire                                                                                      5,180,244
------------------------------------------------------------------------------------------------------------------------------------

                 NEW JERSEY - 5.9% (3.6% OF TOTAL INVESTMENTS)
         1,000   New Jersey Economic Development Authority, School Facilities     9/15 at 100.00             AA-          1,031,980
                    Construction Bonds, Series 2005P, 5.250%, 9/01/24
         3,000   New Jersey Transportation Trust Fund Authority,                  6/13 at 100.00             AAA          3,474,150
                    Transportation System Bonds, Series 2003C, 5.500%, 6/15/24
                    (Pre-refunded 6/15/13)
                 New Jersey Transportation Trust Fund Authority,
                 Transportation System Bonds, Series 2006C:
        25,000      0.000%, 12/15/35 - AMBAC Insured                                No Opt. Call             AA-          4,843,750
        10,000      0.000%, 12/15/36 - AMBAC Insured                                No Opt. Call             AA-          1,807,100
         1,500   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,      7/13 at 100.00             AA-          1,557,000
                    5.000%, 1/01/19 - FGIC Insured
         2,500   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,      1/15 at 100.00             AAA          2,602,375
                    5.000%, 1/01/25 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
        43,000   Total New Jersey                                                                                        15,316,355
------------------------------------------------------------------------------------------------------------------------------------

                 NEW YORK - 20.2% (12.4% OF TOTAL INVESTMENTS)
        10,000   Dormitory Authority of the State of New York, Revenue Bonds,     5/10 at 101.00             AAA         10,620,499
                    State University Educational Facilities Revenue Bonds,
                    1999 Resolution, Series 2000B, 5.500%, 5/15/30
                    (Pre-refunded 5/15/10) - FSA Insured
         1,500   Dormitory Authority of the State of New York, State and Local    7/14 at 100.00             AA-          1,608,045
                    Appropriation Lease Bonds, Upstate Community Colleges,
                    Series 2004B, 5.250%, 7/01/19
         2,200   Hudson Yards Infrastructure Corporation, New York, Revenue       2/17 at 100.00             AA-          1,678,446
                    Bonds, Series 2006A, 4.500%, 2/15/47 - MBIA Insured
         7,500   Long Island Power Authority, New York, Electric System           6/16 at 100.00             AAA          7,869,300
                    Revenue Bonds, Residual Series 2006A, 5.000%, 12/01/25 -
                    FGIC Insured (UB)
         5,000   Metropolitan Transportation Authority, New York,                11/12 at 100.00             AA-          5,084,800
                    Transportation Revenue Refunding Bonds, Series 2002A,
                    5.125%, 11/15/21 - FGIC Insured
         2,000   New York City Municipal Water Finance Authority, New York,      12/14 at 100.00             AAA          2,083,400
                    Water and Sewerage System Revenue Bonds, Fiscal Series
                    2005B, 5.000%, 6/15/23 - AMBAC Insured
         4,265   New York City, New York, General Obligation Bonds, Fiscal       10/13 at 100.00              AA          4,376,914
                    Series 2003D, 5.250%,10/15/22 (UB)
         1,200   New York City, New York, General Obligation Bonds, Fiscal        8/14 at 100.00              AA          1,313,340
                    Series 2004B, 5.250%, 8/01/15
         1,000   New York City, New York, General Obligation Bonds, Series        8/14 at 100.00              AA          1,177,900
                    2008, Trust 3217, 18.095%, 8/15/20 (IF)
           910   New York Convention Center Development Corporation, Hotel Fee   11/15 at 100.00             AAA            932,113
                    Revenue Bonds, Trust 2364, 14.755%, 11/15/44 - AMBAC
                    Insured (IF)
         3,250   New York State Municipal Bond Bank Agency, Special School        6/13 at 100.00              A+          3,330,535
                    Purpose Revenue Bonds, Series 2003C, 5.250%, 6/01/22
                 New York State Thruway Authority, General Revenue Bonds,
                 Series 2005G:
         6,460      5.000%, 1/01/25 - FSA Insured (UB)                            7/15 at 100.00             AAA          6,607,482
         2,580      5.000%, 1/01/26 - FSA Insured (UB)                            7/15 at 100.00             AAA          2,622,260
         1,850   New York State Urban Development Corporation, State Personal     3/15 at 100.00             AAA          1,912,234
                    Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/24 -
                    FSA Insured (UB)
         1,000   New York State Urban Development Corporation, Subordinate        7/14 at 100.00               A          1,027,550
                    Lien Corporate Purpose Bonds, Series 2004A, 5.125%, 1/01/22
------------------------------------------------------------------------------------------------------------------------------------
        50,715   Total New York                                                                                          52,244,818
------------------------------------------------------------------------------------------------------------------------------------

                 NORTH CAROLINA - 4.2% (2.6% OF TOTAL INVESTMENTS)
        10,300   North Carolina Eastern Municipal Power Agency, Power System        No Opt. Call              AA         10,754,950
                    Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 -
                    CAPMAC Insured
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 57

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 OHIO - 2.5% (1.6% OF TOTAL INVESTMENTS)
                 Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                 Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                 2007A-2:
$          105      5.125%, 6/01/24                                               6/17 at 100.00             BBB   $         82,748
         1,050      5.875%, 6/01/30                                               6/17 at 100.00             BBB            712,194
         1,055      5.750%, 6/01/34                                               6/17 at 100.00             BBB            667,931
         2,355      5.875%, 6/01/47                                               6/17 at 100.00             BBB          1,322,968
         4,000   Ohio, Solid Waste Revenue Bonds, Republic Services Inc.,           No Opt. Call             BBB          3,575,440
                    Series 2004, 4.250%, 4/01/33 (Mandatory put 4/01/14)
                    (Alternative Minimum Tax)
           250   Port of Greater Cincinnati Development Authority, Ohio,         10/16 at 100.00             N/R            220,530
                    Economic Development Revenue Bonds, Sisters of Mercy of
                    the Americas, Series 2006, 5.000%, 10/01/25
------------------------------------------------------------------------------------------------------------------------------------
         8,815   Total Ohio                                                                                               6,581,811
------------------------------------------------------------------------------------------------------------------------------------

                 OKLAHOMA - 1.2% (0.7% OF TOTAL INVESTMENTS)
                 Norman Regional Hospital Authority, Oklahoma, Hospital
                 Revenue Bonds, Series 2005:
           500      5.375%, 9/01/29                                               9/16 at 100.00            BBB-            346,090
           450      5.375%, 9/01/36                                               9/16 at 100.00            BBB-            295,227
         2,725   Tulsa County Industrial Authority, Oklahoma, Health Care        12/16 at 100.00              AA          2,336,660
                    Revenue Bonds, Saint Francis Health System, Series 2006,
                    5.000%, 12/15/36 (UB)
            44   Tulsa County Industrial Authority, Oklahoma, Health Care        12/16 at 100.00              AA             32,587
                    Revenue Bonds, Saint Francis Health System, Series 2006,
                    Trust 3500, 8.325%, 12/15/36 (IF)
------------------------------------------------------------------------------------------------------------------------------------
         3,719   Total Oklahoma                                                                                           3,010,564
------------------------------------------------------------------------------------------------------------------------------------

                 OREGON - 1.2% (0.8% OF TOTAL INVESTMENTS)
                 Oregon, General Obligation Bonds, State Board of Higher
                 Education, Series 2004A:
         1,795      5.000%, 8/01/21                                               8/14 at 100.00              AA          1,925,120
         1,240      5.000%, 8/01/23                                               8/14 at 100.00              AA          1,307,940
------------------------------------------------------------------------------------------------------------------------------------
         3,035   Total Oregon                                                                                             3,233,060
------------------------------------------------------------------------------------------------------------------------------------

                 PENNSYLVANIA - 0.8% (0.5% OF TOTAL INVESTMENTS)
         2,000   Allegheny County Sanitary Authority, Pennsylvania, Sewerage     12/15 at 100.00             AA-          2,034,700
                    Revenue Bonds, Series 2005A, 5.000%, 12/01/23 - MBIA
                    Insured
------------------------------------------------------------------------------------------------------------------------------------

                 RHODE ISLAND - 2.7% (1.6% OF TOTAL INVESTMENTS)
         7,430   Rhode Island Tobacco Settlement Financing Corporation,           6/12 at 100.00             BBB          6,858,187
                    Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                    6.000%, 6/01/23
------------------------------------------------------------------------------------------------------------------------------------

                 SOUTH CAROLINA - 8.0% (4.9% OF TOTAL INVESTMENTS)
         2,500   Berkeley County School District, South Carolina, Installment    12/13 at 100.00              A-          2,547,775
                    Purchase Revenue Bonds, Securing Assets for Education,
                    Series 2003, 5.250%, 12/01/24
         4,405   Dorchester County School District 2, South Carolina,            12/14 at 100.00             AA-          4,535,696
                    Installment Purchase Revenue Bonds, GROWTH, Series 2004,
                    5.250%, 12/01/23
           835   Greenville County School District, South Carolina,              12/13 at 100.00              AA            985,183
                    Installment Purchase Revenue Bonds, Series 2008, Trust
                    3219, 17.927%, 12/01/19 (IF)
         3,620   Greenville, South Carolina, Hospital Facilities Revenue          5/13 at 100.00             AA-          3,671,694
                    Refunding Bonds, Series 2003A, 5.250%, 5/01/21 - AMBAC
                    Insured
           310   South Carolina JOBS Economic Development Authority, Economic    11/12 at 100.00          A3 (4)            354,404
                    Development Revenue Bonds, Bon Secours Health System Inc.,
                    Series 2002A, 5.625%, 11/15/30 (Pre-refunded 11/15/12)
         1,190   South Carolina JOBS Economic Development Authority, Economic    11/12 at 100.00              A-          1,075,248
                    Development Revenue Bonds, Bon Secours Health System Inc.,
                    Series 2002B, 5.625%, 11/15/30

58 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 SOUTH CAROLINA (continued)
                 South Carolina JOBS Economic Development Authority, Hospital
                 Refunding and Improvement Revenue Bonds, Palmetto Health
                 Alliance, Series 2003C:
$        4,895      6.375%, 8/01/34 (Pre-refunded 8/01/13)                        8/13 at 100.00        BBB+ (4)   $      5,735,814
           605      6.375%, 8/01/34 (Pre-refunded 8/01/13)                        8/13 at 100.00        BBB+ (4)            702,236
         1,025   Tobacco Settlement Revenue Management Authority, South           5/12 at 100.00         BBB (4)          1,076,096
                    Carolina, Tobacco Settlement Asset-Backed Bonds, Series
                    2001B, 6.000%, 5/15/22 (Pre-refunded 5/15/12)
------------------------------------------------------------------------------------------------------------------------------------
        19,385   Total South Carolina                                                                                    20,684,146
------------------------------------------------------------------------------------------------------------------------------------

                 SOUTH DAKOTA - 0.7% (0.4% OF TOTAL INVESTMENTS)
         1,750   South Dakota Health and Educational Facilities Authority,       11/14 at 100.00             AA-          1,716,803
                    Revenue Bonds, Sioux Valley Hospitals, Series 2004A,
                    5.500%, 11/01/31
------------------------------------------------------------------------------------------------------------------------------------

                 TENNESSEE - 1.4% (0.8% OF TOTAL INVESTMENTS)
         2,060   Johnson City Health and Educational Facilities Board,            7/23 at 100.00         AA- (4)          2,082,330
                    Tennessee, Hospital Revenue Refunding and Improvement
                    Bonds, Johnson City Medical Center, Series 1998C, 5.125%,
                    7/01/25 (Pre-refunded 7/01/23) - MBIA Insured
         1,600   Johnson City Health and Educational Facilities Board,            7/16 at 100.00            BBB+          1,255,312
                    Tennessee, Revenue Bonds, Mountain States Health Alliance,
                    Series 2006A, 5.500%, 7/01/36
           400   Sumner County Health, Educational, and Housing Facilities       11/17 at 100.00             N/R            203,164
                    Board, Tennessee, Revenue Refunding Bonds, Sumner Regional
                    Health System Inc., Series 2007, 5.500%, 11/01/37
------------------------------------------------------------------------------------------------------------------------------------
         4,060   Total Tennessee                                                                                          3,540,806
------------------------------------------------------------------------------------------------------------------------------------

                 TEXAS - 7.4% (4.6% OF TOTAL INVESTMENTS)
         1,075   Brazos River Authority, Texas, Pollution Control Revenue        10/13 at 101.00             CCC            432,182
                    Bonds, TXU Energy Company LLC Project, Series 2003C,
                    6.750%, 10/01/38 (Alternative Minimum Tax)
         3,000   Houston, Texas, First Lien Combined Utility System Revenue       5/14 at 100.00              AA          3,071,880
                    Bonds, Series 2004A, 5.250%, 5/15/25 - MBIA Insured
                 Kerrville Health Facilities Development Corporation, Texas,
                 Revenue Bonds, Sid Peterson Memorial Hospital Project,
                 Series 2005:
           400      5.250%, 8/15/21                                                 No Opt. Call            BBB-            365,036
           600      5.125%, 8/15/26                                                 No Opt. Call            BBB-            497,052
         2,265   Lower Colorado River Authority, Texas, Contract Revenue          5/13 at 100.00               A          2,238,364
                    Refunding Bonds, Transmission Services Corporation, Series
                    2003C, 5.250%, 5/15/25 - AMBAC Insured
           290   Mansfield Independent School District, Tarrant County, Texas,    2/11 at 100.00             AAA            296,206
                    General Obligation Bonds, Series 2001, 5.375%, 2/15/26
         1,710   Mansfield Independent School District, Tarrant County, Texas,    2/11 at 100.00             AAA          1,843,927
                    General Obligation Bonds, Series 2001, 5.375%, 2/15/26
                    (Pre-refunded 2/15/11)
           950   North Texas Thruway Authority, Second Tier System Revenue        1/18 at 100.00              A3            897,779
                    Refunding Bonds, Series 2008, 5.750%, 1/01/38
         1,000   Sabine River Authority, Texas, Pollution Control Revenue        11/15 at 100.00             CCC            382,700
                    Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28
         3,000   Tarrant County Cultural and Educational Facilities Finance       2/17 at 100.00             AA-          2,810,850
                    Corporation, Texas, Revenue Bonds, Series 2007A, 5.000%,
                    2/15/36 (UB)
           230   Tarrant County Cultural and Educational Facilities Finance       2/17 at 100.00             AA-            198,531
                    Corporation, Texas, Revenue Bonds, Texas Health Resources
                    Project, Trust 1031, 9.642%, 2/15/36 (IF)
                 Texas Tech University, Financing System Revenue Bonds, 9th
                 Series 2003:
         3,525      5.250%, 2/15/18 - AMBAC Insured                               8/13 at 100.00              AA          3,773,019
         2,250      5.250%, 2/15/19 - AMBAC Insured                               8/13 at 100.00              AA          2,390,580
------------------------------------------------------------------------------------------------------------------------------------
        20,295   Total Texas                                                                                             19,198,106
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 59

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 UTAH - 0.2% (0.1% OF TOTAL INVESTMENTS)
$          330   Utah Housing Corporation, Single Family Mortgage Bonds,          7/11 at 100.00             Aaa   $        332,383
                    Series 2001D, 5.500%, 1/01/21 (Alternative Minimum Tax)
            25   Utah Housing Finance Agency, Single Family Mortgage Bonds,       7/09 at 100.00             Aaa             25,038
                    Series 1996C, 6.450%, 7/01/14 (Alternative Minimum Tax)
            70   Utah Housing Finance Agency, Single Family Mortgage Bonds,       7/09 at 100.00             Aaa             71,983
                    Series 1997F, 5.750%, 7/01/15 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
           425   Total Utah                                                                                                 429,404
------------------------------------------------------------------------------------------------------------------------------------

                 WASHINGTON - 7.1% (4.4% OF TOTAL INVESTMENTS)
         2,000   Energy Northwest, Washington, Electric Revenue Refunding         7/12 at 100.00             Aaa          2,189,760
                    Bonds, Columbia Generating Station - Nuclear Project 2,
                    Series 2002C, 5.750%, 7/01/17 - MBIA Insured
         7,000   Energy Northwest, Washington, Electric Revenue Refunding         7/13 at 100.00             Aaa          7,646,310
                    Bonds, Nuclear Project 1, Series 2003A, 5.500%, 7/01/16 (UB)
         3,160   King County Public Hospital District 2, Washington, Limited      6/11 at 101.00             AA-          3,195,676
                    Tax General Obligation Bonds, Evergreen Hospital Medical
                    Center, Series 2001A, 5.250%, 12/01/24 - AMBAC Insured
         1,000   Skagit County Public Hospital District 1, Washington, Revenue      No Opt. Call            Baa2            878,720
                    Bonds, Skagit Valley Hospital, Series 2003, 6.000%,
                    12/01/23
         4,280   Washington, General Obligation Refunding Bonds, Series 1992A       No Opt. Call             AA+          4,481,545
                    and 1992AT-6, 6.250%, 2/01/11
------------------------------------------------------------------------------------------------------------------------------------
        17,440   Total Washington                                                                                        18,392,011
------------------------------------------------------------------------------------------------------------------------------------

                 WEST VIRGINIA - 1.8% (1.1% OF TOTAL INVESTMENTS)
         2,000   West Virginia Water Development Authority, Infrastructure       10/13 at 101.00             AAA          2,353,440
                    Revenue Bonds, Series 2003A, 5.500%, 10/01/23 (Pre-refunded
                    10/01/13) - AMBAC Insured
         2,150   West Virginia Water Development Authority, Loan Program II      11/13 at 101.00               A          2,221,488
                    Revenue Bonds, Series 2003B, 5.250%, 11/01/23 - AMBAC
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
         4,150   Total West Virginia                                                                                      4,574,928
------------------------------------------------------------------------------------------------------------------------------------

                 WISCONSIN - 6.5% (4.0% OF TOTAL INVESTMENTS)
         5,670   Wisconsin Health and Educational Facilities Authority,           7/11 at 100.00              A-          5,504,266
                    Revenue Bonds, Agnesian Healthcare Inc., Series 2001,
                    6.000%, 7/01/30
           160   Wisconsin Health and Educational Facilities Authority,           5/16 at 100.00             BBB            112,053
                    Revenue Bonds, Divine Savior Healthcare, Series 2006,
                    5.000%, 5/01/32
         1,000   Wisconsin Health and Educational Facilities Authority,           5/14 at 100.00            BBB+            938,480
                    Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.375%,
                    5/01/18
           205   Wisconsin Health and Educational Facilities Authority,          10/11 at 101.00             AA-            204,086
                    Revenue Bonds, Froedtert and Community Health Obligated
                    Group, Series 2001, 5.375%, 10/01/30
         2,145   Wisconsin Health and Educational Facilities Authority,          10/11 at 101.00         AA- (4)          2,377,926
                    Revenue Bonds, Froedtert and Community Health Obligated
                    Group, Series 2001, 5.375%, 10/01/30 (Pre-refunded
                    10/01/11)
         5,000   Wisconsin Health and Educational Facilities Authority,           2/10 at 101.00            BBB+          5,046,450
                    Revenue Bonds, Marshfield Clinic, Series 1999, 6.250%,
                    2/15/18 - RAAI Insured
         2,500   Wisconsin State, General Obligation Bonds, Series 2006A,         5/16 at 100.00              AA          2,548,775
                    4.750%, 5/01/25 - FGIC Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
        16,680   Total Wisconsin                                                                                         16,732,036
------------------------------------------------------------------------------------------------------------------------------------

60 Nuveen Investments

     PRINCIPAL                                                                      OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 WYOMING - 0.4% (0.2% OF TOTAL INVESTMENTS)
$        1,350   Sweetwater County, Wyoming, Solid Waste Disposal Revenue        12/15 at 100.00             BBB   $      1,007,789
                    Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35
                    (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$      479,215   Total Long-Term Investments (cost $419,284,174) - 160.9%                                               414,889,510
==============----------------------------------------------------------------------------------------------------------------------

                 SHORT-TERM INVESTMENTS - 2.0% (1.3% OF TOTAL INVESTMENTS)

                 TEXAS - 0.5% (0.3% OF TOTAL INVESTMENTS)
         1,300   Red River Authority, Texas, Pollution Control Revenue Bonds,     5/09 at 100.00            A-1+          1,300,000
                    Southwestern Public Service Company, Variable Rate Demand
                    Obligations, Series 1996, 8.500%, 7/01/16 - AMBAC Insured
                    (5)
------------------------------------------------------------------------------------------------------------------------------------

                 VIRGINIA - 0.4% (0.3% OF TOTAL INVESTMENTS)
         1,000   Virginia Resources Authority, Clean Water State Revolving       10/18 at 100.00             A-1          1,000,000
                    Fund Revenue Bonds, Variable Rate Demand Obligations,
                    Series 2008, Trust 2917, 0.650%, 10/01/28 (5)
------------------------------------------------------------------------------------------------------------------------------------

                 WASHINGTON - 1.1% (0.7% OF TOTAL INVESTMENTS)
         2,970   King County, Washington, Sewer Revenue Bonds, Variable Rate      1/12 at 100.00             A-1          2,969,500
                    Demand Obligations, Series 2001, Trust 554, 0.630%,
                    1/01/19 - FGIC Insured (5)
------------------------------------------------------------------------------------------------------------------------------------
$        5,270   Total Short-Term Investments (cost $5,269,500)                                                           5,269,500
==============----------------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $424,553,674) - 162.9%                                                         420,159,010
                 -------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (16.7)%                                                                    (42,995,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 3.0%                                                                     7,555,236
                 -------------------------------------------------------------------------------------------------------------------
                 Preferred Shares, at Liquidation Value - (49.2)% (6)                                                  (126,850,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                     $    257,869,246
                 ===================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.2%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trusted reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 61

NMZ | Nuveen Municipal High Income Opportunity Fund
    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 NATIONAL - 2.8% (2.0% OF TOTAL INVESTMENTS)
                 Charter Mac Equity Issuer Trust, Preferred Shares, Series
                 2004A-4:
$        5,000      6.000%, 12/31/45 (Mandatory put 4/30/19) (Alternative         4/19 at 100.00             Aaa   $      5,150,000
                      Minimum Tax)
         1,000      5.750%, 12/31/45 (Mandatory put 4/30/15) (Alternative         4/15 at 100.00             Aaa          1,021,550
                      Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         6,000   Total National                                                                                           6,171,550
------------------------------------------------------------------------------------------------------------------------------------

                 ALABAMA - 1.2% (0.8% OF TOTAL INVESTMENTS)
         2,000   Bessemer, Alabama, General Obligation Warrants, Series 2007,     2/17 at 102.00             N/R          1,333,660
                    6.500%, 2/01/37
         2,000   Birmingham Special Care Facilities Financing Authority,         11/15 at 100.00            Baa1          1,281,700
                    Alabama, Revenue Bonds, Baptist Health System Inc., Series
                    2005A, 5.000%, 11/15/30
------------------------------------------------------------------------------------------------------------------------------------
         4,000   Total Alabama                                                                                            2,615,360
------------------------------------------------------------------------------------------------------------------------------------

                 ALASKA - 0.2% (0.1% OF TOTAL INVESTMENTS)
           450   Alaska Municipal Bond Bank Authority, Revenue Bonds, Series      9/18 at 100.00              A+            465,314
                    2009, 5.625%, 9/01/29
------------------------------------------------------------------------------------------------------------------------------------

                 ARIZONA - 5.9% (4.1% OF TOTAL INVESTMENTS)
           462   Estrella Mountain Ranch Community Facilities District,           7/10 at 102.00             N/R            409,780
                    Goodyear, Arizona, Special Assessment Lien Bonds, Series
                    2001A, 7.875%, 7/01/25
         2,000   Maricopa County Industrial Development Authority, Arizona,       5/09 at 100.00             N/R          1,933,520
                    Multifamily Housing Revenue Bonds, Privado Park Apartments
                    Project, Series 2006A, 5.250%, 11/01/41 (Mandatory put
                    11/01/11) (Alternative Minimum Tax)
         6,720   Maricopa County Industrial Development Authority, Arizona,       1/11 at 103.00              CC          4,621,277
                    Senior Living Facility Revenue Bonds, Christian Care Mesa
                    II Inc., Series 2004A, 6.625%, 1/01/34 (Alternative
                    Minimum Tax)
                 Phoenix Industrial Development Authority, Arizona,
                 Educational Revenue Bonds, Keystone Montessori School,
                 Series 2004A:
           235      6.375%, 11/01/13                                             11/11 at 103.00             N/R            226,392
           790      7.250%, 11/01/23                                             11/11 at 103.00             N/R            684,962
         1,715      7.500%, 11/01/33                                             11/11 at 103.00             N/R          1,409,730
           990   Pima County Industrial Development Authority, Arizona,           7/16 at 100.00             N/R            640,847
                    Charter School Revenue Bonds, Franklin Phonetic Charter
                    School, Series 2006, 5.750%, 7/01/36
           550   Pima County Industrial Development Authority, Arizona,          12/14 at 100.00            BBB-            401,792
                    Charter School Revenue Bonds, Noah Webster Basic Schools
                    Inc., Series 2004, 6.125%, 12/15/34
           500   Pima County Industrial Development Authority, Arizona,             No Opt. Call             AAA            607,280
                    Charter School Revenue Bonds, Pointe Educational Services
                    Charter School, Series 2004, 6.250%, 7/01/14 (ETM)
         1,150   Pinal County Industrial Development Authority, Arizona,         10/12 at 100.00            BBB-            961,630
                    Correctional Facilities Contract Revenue Bonds, Florence
                    West Prison LLC, Series 2002A, 5.250%, 10/01/22 - ACA
                    Insured
         1,000   Tucson Industrial Development Authority, Arizona, Charter        9/14 at 100.00            BBB-            792,060
                    School Revenue Bonds, Arizona Agribusiness and Equine
                    Center Charter School, Series 2004A, 5.850%, 9/01/24
------------------------------------------------------------------------------------------------------------------------------------
        16,112   Total Arizona                                                                                           12,689,270
------------------------------------------------------------------------------------------------------------------------------------

                 CALIFORNIA - 11.3% (7.8% OF TOTAL INVESTMENTS)
         1,810   California County Tobacco Securitization Agency, Tobacco         6/15 at 100.00             BBB          1,048,153
                    Settlement Asset-Backed Bonds, Sonoma County Tobacco
                    Securitization Corporation, Series 2005, 5.125%, 6/01/38
           815   California Health Facilities Financing Authority, Hospital       5/09 at 100.00             CCC            627,371
                    Revenue Bonds, Downey Community Hospital, Series 1993,
                    5.750%, 5/15/15

62 Nuveen Investments

     PRINCIPAL                                                                      OPTIONAL CALL
  AMOUNT (000)    DESCRIPTION (1)                                                  PROVISIONS (2)    RATINGS (3)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CALIFORNIA (continued)
$        1,180    California Health Facilities Financing Authority, Revenue       5/18 at 100.00             Aa3   $      1,053,008
                     Bonds, Sutter Health, Series 2007A, Trust 3299, 15.324%,
                     11/15/48 (IF)
         3,425    California Health Facilities Financing Authority, Revenue       5/18 at 100.00             Aa3          3,225,186
                     Bonds, Sutter Health, Series 2008, Trust 3175, 13.360%,
                     11/15/38 (IF)
         2,515    California Health Facilities Financing Authority, Revenue       8/18 at 100.00             Aa3          2,413,595
                     Bonds, Sutter Health, Tender Option Bond Trust 3229,
                     17.438%, 8/15/38 (IF)
         4,000    California Statewide Communities Development Authority,           No Opt. Call              BB          2,512,200
                     Revenue Bonds, EnerTech Regional Biosolids Project,
                     Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax)
         2,925    California Statewide Community Development Authority,           3/14 at 102.00             N/R          2,350,179
                     Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%,
                     3/01/34
         1,005    California Statewide Community Development Authority,           1/14 at 100.00             N/R            815,186
                     Subordinate Lien Multifamily Housing Revenue Bonds,
                     Corona Park Apartments, Series 2004I-S, 7.750%, 1/01/34
                     (Alternative Minimum Tax)
         1,015    Independent Cities Lease Finance Authority, California,         5/14 at 100.00             N/R            768,223
                     Subordinate Lien Revenue Bonds, El Granada Mobile Home
                     Park, Series 2004B, 6.500%, 5/15/44
         1,200    Lake Elsinore, California, Special Tax Bonds, Community         9/13 at 102.00             N/R            899,844
                     Facilities District 2003-2 Improvement Area A, Canyon
                     Hills, Series 2004A, 5.950%, 9/01/34
         3,400    Lee Lake Water District, Riverside County, California,          9/13 at 102.00             N/R          2,549,558
                     Special Tax Bonds, Community Facilities District 3,
                     Series 2004, 5.950%, 9/01/34
         2,950    Los Angeles Regional Airports Improvement Corporation,         12/12 at 102.00              B-          2,236,602
                     California, Sublease Revenue Bonds, Los Angeles
                     International Airport, American Airlines Inc. Terminal 4
                     Project, Series 2002C, 7.500%, 12/01/24 (Alternative
                     Minimum Tax)
           800    Moreno Valley Unified School District, Riverside County,        9/14 at 100.00             N/R            598,088
                     California, Special Tax Bonds, Community Facilities
                     District, Series 2004, 5.550%, 9/01/29
         1,250    San Diego County, California, Certificates of Participation,    9/12 at 100.00            Baa1            915,138
                     San Diego-Imperial Counties Developmental Services
                     Foundation Project, Series 2002, 5.500%, 9/01/27
         3,895    West Patterson Financing Authority, California, Special Tax     9/13 at 103.00             N/R          2,366,018
                     Bonds, Community Facilities District 2001-1, Series
                     2004A, 6.125%, 9/01/39
------------------------------------------------------------------------------------------------------------------------------------
        32,185    Total California                                                                                       24,378,349
------------------------------------------------------------------------------------------------------------------------------------

                  COLORADO - 7.1% (4.9% OF TOTAL INVESTMENTS)
           915    Bradburn Metropolitan District 3, Colorado, General            12/13 at 101.00             N/R            693,982
                     Obligation Bonds, Series 2003, 7.500%, 12/01/33
             6    Buffalo Ridge Metropolitan District, Colorado, Limited         12/13 at 101.00             N/R              4,189
                     Obligation Assessment Bonds, Series 2003, 7.500%, 12/01/33
           400    Colorado Educational and Cultural Facilities Authority,        12/10 at 101.00         BBB (4)            437,820
                     Charter School Revenue Bonds, Academy
                  Charter School - Douglas County School District Re. 1,
                     Series 2000, 6.875%, 12/15/20 (Pre-refunded 12/15/10)
           650    Colorado Educational and Cultural Facilities Authority,         9/11 at 100.00         Ba1 (4)            739,720
                     Charter School Revenue Bonds, Bromley East Charter
                     School, Series 2000A, 7.250%, 9/15/30 (Pre-refunded
                     9/15/11)
         3,500    Colorado Educational and Cultural Facilities Authority,         5/14 at 101.00             N/R          2,712,535
                     Charter School Revenue Bonds, Denver Arts and Technology
                     Academy, Series 2003, 8.000%, 5/01/34
           455    Colorado Educational and Cultural Facilities Authority,        12/11 at 100.00             AAA            525,648
                     Charter School Revenue Bonds, Excel Academy Charter
                     School, Series 2003, 7.300%, 12/01/23 (Pre-refunded
                     12/01/11)
         1,000    Colorado Educational and Cultural Facilities Authority,         2/16 at 101.00             N/R            636,230
                     Charter School Revenue Bonds, Jefferson County School
                     District R-1 - Compass Montessori Secondary School,
                     Series 2006, 5.625%, 2/15/36

                                                           Nuveen Investments 63

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

      PRINCIPAL                                                                    OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 COLORADO (continued)
                 Colorado Health Facilities Authority, Colorado, Revenue
                 Bonds, Catholic Health Initiatives, Series 2006A, Trust
                 1088:
$          495      9.360%, 9/01/41 (IF)                                          9/16 at 100.00              AA   $        430,229
         1,900      9.489%, 9/01/41 (IF)                                          9/16 at 100.00              AA          1,651,385
         1,640   Colorado Health Facilities Authority, Colorado, Revenue          4/18 at 100.00             AAA          1,498,648
                    Bonds, Catholic Health Initiatives, Series 2006C-1, Trust
                    1090, 10.674%, 10/01/41 - FSA Insured (IF)
         3,145   Kit Carson County Health Service District, Colorado, Health        No Opt. Call             N/R          1,948,548
                    Care Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34
         1,250   Mesa County, Colorado, Residential Care Facilities Mortgage     12/11 at 101.00            BBB+          1,041,263
                    Revenue Bonds, Hilltop Community Resources Inc. Obligated
                    Group, Series 2001A, 5.250%, 12/01/21 - RAAI Insured
         1,000   Mountain Shadows Metropolitan District, Colorado, General       12/16 at 100.00             N/R            585,820
                    Obligation Limited Tax Bonds, Series 2007, 5.500%, 12/01/27
         1,995   Park Creek Metropolitan District, Colorado, Limited Tax         12/13 at 100.00             N/R          2,015,708
                    Obligation Revenue Bonds, Series 2003CR-2, 7.875%, 12/01/32
                    (Mandatory put 12/01/13)
           500   Tallyn's Reach Metropolitan District 3, Aurora, Colorado,       12/13 at 100.00             N/R            446,135
                    Limited Tax General Obligation Bonds, Series 2004, 6.750%,
                    12/01/33
------------------------------------------------------------------------------------------------------------------------------------
        18,851   Total Colorado                                                                                          15,367,860
------------------------------------------------------------------------------------------------------------------------------------

                 DISTRICT OF COLUMBIA - 0.1% (0.1% OF TOTAL INVESTMENTS)
           225   District of Columbia Tobacco Settlement Corporation, Tobacco       No Opt. Call             BBB            172,512
                    Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------

                 FLORIDA - 13.8% (9.5% OF TOTAL INVESTMENTS)
         1,515   Aberdeen Community Development District, Florida, Special        5/14 at 100.00             N/R            793,875
                    Assessment Bonds, Series 2005, 5.500%, 5/01/36
         7,480   Beacon Lakes Community Development District, Florida, Special    5/13 at 101.00             N/R          5,368,022
                    Assessment Bonds, Series 2003A, 6.900%, 5/01/35
           700   Broward County, Florida, Airport Facility Revenue Bonds,        11/14 at 101.00             Ba2            613,249
                    Learjet Inc., Series 2000, 7.500%,11/01/20 (Alternative
                    Minimum Tax)
         1,120   Century Gardens Community Development District, Miami-Dade       5/14 at 101.00             N/R            858,066
                    County, Florida, Special Assessment Revenue Bonds, Series
                    2004, 5.900%, 5/01/34
         8,365   Harmony Community Development District, Florida, Special         5/14 at 103.25             N/R          7,722,150
                    Assessment Bonds, Series 2001, 7.250%, 5/01/32
           415   Islands at Doral Northeast Community Development District,       5/14 at 101.00             N/R            370,462
                    Miami-Dade County, Florida, Special Assessment Bonds,
                    Series 2004, 6.125%, 5/01/24
         3,000   Jacksonville, Florida, Economic Development Commission Health    9/17 at 100.00             N/R          2,275,170
                    Care Facilities Revenue Bonds, The Florida Proton Therapy
                    Institute Project, Series 2007, 6.250%, 9/01/27
         2,000   Miami-Dade County, Florida, Aviation Revenue Bonds, Series      10/18 at 100.00             AAA          1,633,760
                    2008, Trust 1145, 9.259%, 10/01/38 - AGC Insured
                    (Alternative Minimum Tax) (IF)
           970   Old Palm Community Development District, Florida, Special        5/15 at 101.00             N/R            555,558
                    Assessment Bonds, Palm Beach Gardens, Series 2004A,
                    5.900%, 5/01/35
         3,735   Palm Beach County Housing Finance Authority, Florida,            7/09 at 103.00             N/R          2,777,010
                    Multifamily Housing Revenue Bonds, Lake Delray Apartments,
                    Series 1999A, 6.400%, 1/01/31 (Alternative Minimum Tax)
         1,955   Pine Island Community Development District, Florida, Special     5/12 at 101.00             N/R          1,165,688
                    Assessment Bonds, Bella Collina, Series 2004, 5.750%,
                    5/01/35
         1,000   Sarasota County Health Facility Authority, Florida, Revenue      7/17 at 100.00             N/R            590,630
                    Bonds, Sarasota-Manatee Jewish Housing Council, Inc.,
                    Series 2007, 5.750%, 7/01/45
           290   Stonegate Community Development District, Florida, Special       5/14 at 101.00             N/R            250,865
                    Assessment Revenue Bonds, Series 2004, 6.000%, 5/01/24
           970   Tolomato Community Development District, Florida, Special        5/14 at 101.00             N/R            549,156
                    Assessment Bonds, Series 2006, 5.400%, 5/01/37

64 Nuveen Investments

     PRINCIPAL                                                                      OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 FLORIDA (continued)
$        1,715   Tolomato Community Development District, Florida, Special        5/18 at 100.00             N/R   $      1,161,964
                    Assessment Bonds, Series 2007, 6.650%, 5/01/40
                 Westchester Community Development District 1, Florida, Special
                 Assessment Bonds, Series 2003:
           130      6.000%, 5/01/23                                               5/13 at 101.00             N/R             94,722
         4,735      6.125%, 5/01/35                                               5/13 at 101.00             N/R          3,082,627
------------------------------------------------------------------------------------------------------------------------------------
        40,095   Total Florida                                                                                           29,862,974
------------------------------------------------------------------------------------------------------------------------------------

                 GEORGIA - 1.1% (0.8% OF TOTAL INVESTMENTS)
           500   Effingham County Development Authority, Georgia, Solid Waste     7/10 at 100.00               B            366,330
                    Disposal Revenue Bonds, Ft. James Project, Series 1998,
                    5.625%, 7/01/18 (Alternative Minimum Tax) (5)
         1,000   Fulton County Residential Care Facilities Authority, Georgia,    7/17 at 100.00             N/R            560,460
                    Revenue Bonds, Elderly Care, Lenbrook Square Project,
                    Series 2006A, 5.125%, 7/01/37
         1,890   Fulton County Residential Care Facilities Authority, Georgia,   12/13 at 102.00             N/R          1,520,429
                    Revenue Bonds, St. Anne's Terrace, Series 2003, 7.625%,
                    12/01/33
------------------------------------------------------------------------------------------------------------------------------------
         3,390   Total Georgia                                                                                            2,447,219
------------------------------------------------------------------------------------------------------------------------------------

                 HAWAII - 0.9% (0.6% OF TOTAL INVESTMENTS)
         2,000   Hawaii State Department of Budget and Finance, Private School      No Opt. Call             N/R          1,336,280
                    Revenue Bonds, Island Pacific Academy Project, Series 2007,
                    6.375%, 3/01/34
         1,000   Hawaii State Department of Budget and Finance, Private School    2/17 at 100.00             N/R            628,010
                    Revenue Bonds, Montessori of Maui, Series 2007, 5.500%,
                    1/01/37
------------------------------------------------------------------------------------------------------------------------------------
         3,000   Total Hawaii                                                                                             1,964,290
------------------------------------------------------------------------------------------------------------------------------------

                 ILLINOIS - 8.4% (5.8% OF TOTAL INVESTMENTS)
         1,700   Chicago, Illinois, Certificates of Participation Tax Increment   6/09 at 100.00             N/R          1,596,300
                    Revenue Notes, Chicago/Kingsbury Redevelopment Project,
                    Series 2004A, 6.570%, 2/15/13
           990   Chicago, Illinois, Certificates of Participation, Tax            7/11 at 100.00             N/R            807,395
                    Increment Allocation Revenue Bonds, Diversey-Narragansett
                    Project, Series 2006, 7.460%, 2/15/26
         1,000   Illinois Finance Authority, Revenue Bonds, Midwest Regional     10/16 at 100.00             N/R            699,130
                    Medical Center Galena-Stauss Hospital, Series 2006, 6.750%,
                    10/01/46
         1,350   Illinois Health Facilities Authority, FHA-Insured Mortgage       8/13 at 100.00             AAA          1,259,388
                    Revenue Refunding Bonds, Sinai Health System, Series 2003,
                    5.150%, 2/15/37 (6)
         1,000   Illinois Health Facilities Authority, Revenue Bonds, Condell     5/12 at 100.00             Aaa          1,106,370
                    Medical Center, Series 2002, 5.500%, 5/15/32 (Pre-refunded
                    5/15/12)
         7,800   Illinois Health Facilities Authority, Revenue Bonds, Lake        7/12 at 100.00              A-          7,073,820
                    Forest Hospital, Series 2002A, 5.750%, 7/01/29 (UB)
         1,400   Illinois Health Facilities Authority, Revenue Bonds, Midwest    11/10 at 100.00             N/R          1,155,980
                    Physicians Group Ltd., Series 1998, 5.500%, 11/15/19
         1,150   Lombard Public Facilities Corporation, Illinois, First Tier      1/16 at 100.00             N/R            770,811
                    Conference Center and Hotel Revenue Bonds, Series 2005A-1,
                    7.125%, 1/01/36
         1,311   Lombard Public Facilities Corporation, Illinois, Third Tier      7/18 at 100.00             N/R            731,528
                    Conference Center and Hotel Revenue Bonds, Series 2005C-3,
                    4.000%, 1/01/36
         2,004   Plano Special Service Area 1, Illinois, Special Tax Bonds,       3/14 at 102.00             N/R          1,386,167
                    Lakewood Springs Project, Series 2004A, 6.200%, 3/01/34
           998   Volo Village, Illinois, Special Service Area 3 Special Tax       3/16 at 102.00             N/R            583,121
                    Bonds, Symphony Meadows Project 1, Series 2006, 6.000%,
                    3/01/36 (Mandatory put 2/29/16)
         1,000   Yorkville United City Business District, Illinois, Storm Water   1/17 at 102.00             N/R            439,120
                    and Water Improvement Project Revenue Bonds, Series 2007,
                    6.000%, 1/01/26
           967   Yorkville, Illinois, Special Service Area 2005-108 Assessment    3/16 at 102.00             N/R            565,008
                    Bonds, Autumn Creek Project, Series 2006, 6.000%, 3/01/36
------------------------------------------------------------------------------------------------------------------------------------
        22,670   Total Illinois                                                                                          18,174,138
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 65

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 INDIANA - 12.3% (8.5% OF TOTAL INVESTMENTS)
$        6,360   Carmel Redevelopment District, Indiana, Tax Increment Revenue    7/12 at 103.00             N/R   $      4,987,639
                    Bonds, Series 2004A, 6.650%, 1/15/24
        22,770   Indiana Finance Authority, Water Facilities Refunding Revenue   10/16 at 100.00               A         15,524,586
                    Bonds, Indiana-American Water Company Inc. Project, Series
                    2006, 4.875%, 10/01/36 - AMBAC Insured (Alternative
                    Minimum Tax)
         1,250   Indiana Health and Educational Facility Financing Authority,    11/16 at 100.00              AA          1,034,900
                    Revenue Bonds, Ascension Health, Series 2009, Trust 3301,
                    13.365%, 11/15/39 (IF)
                 Indiana Health Facility Financing Authority, Hospital Revenue
                 Bonds, Community Foundation of Northwest Indiana, Series
                 2004A:
           500      6.250%, 3/01/25                                               3/14 at 101.00             BBB            463,040
         2,500      6.000%, 3/01/34                                               3/14 at 101.00             BBB          2,089,775
           200   Jasper County, Indiana, Economic Development Revenue             4/10 at 101.00              B2            141,132
                    Refunding Bonds, Georgia Pacific Corporation Project,
                    Series 2000, 6.700%, 4/01/29 (Alternative Minimum Tax)
         1,000   St. Joseph County, Indiana, Economic Development Revenue         7/15 at 103.00             N/R            809,040
                    Bonds, Chicago Trail Village Apartments, Series 2005A,
                    7.500%, 7/01/35
         1,650   Whitley County, Indiana, Solid Waste and Sewerage Disposal      11/10 at 102.00             N/R          1,488,069
                    Revenue Bonds, Steel Dynamics Inc., Series 1998, 7.250%,
                    11/01/18 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        36,230   Total Indiana                                                                                           26,538,181
------------------------------------------------------------------------------------------------------------------------------------

                 IOWA - 0.3% (0.2% OF TOTAL INVESTMENTS)
         1,000   Iowa Finance Authority, Health Facility Revenue Bonds, Care      7/16 at 100.00             BB+            749,130
                    Initiatives Project, Series 2006A, 5.500%, 7/01/25
------------------------------------------------------------------------------------------------------------------------------------

                 KANSAS - 0.6% (0.4% OF TOTAL INVESTMENTS)
         2,000   Fredonia, Kansas, Hospital Revenue Bonds, Series 2007,           8/17 at 100.00             N/R          1,292,460
                    6.125%, 8/15/37
------------------------------------------------------------------------------------------------------------------------------------

                 LOUISIANA - 6.3% (4.4% OF TOTAL INVESTMENTS)
         4,000   Hodge, Louisiana, Combined Utility System Revenue Bonds,           No Opt. Call               D            760,000
                    Smurfit-Stone Container Corporation, Series 2003, 7.450%,
                    3/01/24 (Alternative Minimum Tax) (7)
         2,500   Louisiana Local Government Environmental Facilities &           11/17 at 100.00             BB+          1,752,625
                    Community Development Authority, Revenue Bonds, Westlake
                    Chemical Corporation Project, Series 2007, 6.750%, 11/01/32
         1,000   Louisiana Local Government Environmental Facilities and          9/16 at 100.00             N/R            594,560
                    Community Development Authority, Carter Plantation Hotel
                    Project Revenue Bonds, Series 2006A, 6.000%, 9/01/36
         1,000   Louisiana Local Government Environmental Facilities and          6/16 at 101.00             N/R            755,350
                    Community Development Authority, Revenue Bonds, CDF
                    Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36
         3,000   Louisiana Local Government Environmental Facilities and         12/17 at 100.00             N/R          2,088,360
                    Community Development Authority, Revenue Bonds, Southgate
                    Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37
                 Ouachita Parish Industrial Development Authority, Louisiana,
                 Solid Waste Disposal Revenue Bonds, White Oaks Project,
                 Series 2004A:
           815      8.250%, 3/01/19 (Alternative Minimum Tax)                     3/10 at 102.00             N/R            728,447
           805      8.500%, 3/01/24 (Alternative Minimum Tax)                     3/10 at 102.00             N/R            709,930
         5,125   St. James Parish, Louisiana, Solid Waste Disposal Revenue        4/11 at 100.00             N/R          4,836,565
                    Bonds, Freeport McMoran Project, Series 1992, 7.700%,
                    10/01/22 (Alternative Minimum Tax)
         2,000   Tobacco Settlement Financing Corporation, Louisiana, Tobacco     5/11 at 101.00             BBB          1,407,100
                    Settlement Asset-Backed Bonds, Series 2001B, 5.875%,
                    5/15/39
------------------------------------------------------------------------------------------------------------------------------------
        20,245   Total Louisiana                                                                                         13,632,937
------------------------------------------------------------------------------------------------------------------------------------

                 MAINE - 1.1% (0.7% OF TOTAL INVESTMENTS)
         3,155   Portland Housing Development Corporation, Maine, Section 8       2/14 at 102.00            Baa2          2,323,121
                    Assisted Senior Living Revenue Bonds, Avesta Housing
                    Development Corporation, Series 2004A, 6.000%, 2/01/34
------------------------------------------------------------------------------------------------------------------------------------

66 Nuveen Investments

      PRINCIPAL                                                                    OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                                  PROVISIONS (2)     RATINGS (3)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 MARYLAND - 1.3% (0.9% OF TOTAL INVESTMENTS)
$        1,000   Baltimore, Maryland, Senior Lien Convention Center Hotel         9/16 at 100.00            Baa3   $        603,290
                    Revenue Bonds, Series 2006A, 5.250%,9/01/39 - SYNCORA GTY
                    Insured
         2,000   Maryland Energy Financing Administration, Revenue Bonds, AES     9/09 at 100.00             N/R          1,525,880
                    Warrior Run Project, Series 1995, 7.400%, 9/01/19
                    (Alternative Minimum Tax)
           350   Maryland Health and Higher Educational Facilities Authority,     8/14 at 100.00              A-            332,882
                    Revenue Bonds, MedStar Health, Series 2004, 5.500%, 8/15/33
           435   Prince George's County, Maryland, Revenue Bonds, Dimensions      7/09 at 100.00              B3            270,618
                    Health Corporation, Series 1994, 5.300%, 7/01/24
------------------------------------------------------------------------------------------------------------------------------------
         3,785   Total Maryland                                                                                           2,732,670
------------------------------------------------------------------------------------------------------------------------------------

                 MASSACHUSETTS - 0.6% (0.4% OF TOTAL INVESTMENTS)
           525   Massachusetts Development Finance Agency, Pioneer Valley           No Opt. Call             N/R            452,949
                    Resource Recovery Revenue Bonds, Eco/Springfield LLC,
                    Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)
         1,350   Massachusetts Health and Educational Facilities Authority,       7/14 at 100.00              BB            920,876
                    Revenue Bonds, Northern Berkshire Community Services Inc.,
                    Series 2004B, 6.375%, 7/01/34
------------------------------------------------------------------------------------------------------------------------------------
         1,875   Total Massachusetts                                                                                      1,373,825

------------------------------------------------------------------------------------------------------------------------------------
                 MICHIGAN - 4.2% (2.9% OF TOTAL INVESTMENTS)
         1,210   Countryside Charter School, Berrien County, Michigan, Charter   10/09 at 100.00             N/R            947,357
                    School Revenue Bonds, Series 1999, 7.000%, 4/01/29
           855   Countryside Charter School, Berrien County, Michigan, Charter   10/09 at 100.00             N/R            751,092
                    School Revenue Bonds, Series 2000, 8.000%, 4/01/29
                 Detroit Local Development Finance Authority, Michigan, Tax
                 Increment Bonds, Series 1998A:
         1,410      5.500%, 5/01/21                                               5/09 at 101.00             BB-            678,365
            15      5.500%, 5/01/21 - ACA Insured                                 5/09 at 101.00             BB-              7,217
                 Garden City Hospital Finance Authority, Michigan, Revenue
                 Bonds, Garden City Hospital Obligated Group, Series 2007A:
         1,000      4.875%, 8/15/27                                               8/17 at 100.00             N/R            616,130
         1,000      5.000%, 8/15/38                                               8/17 at 100.00             N/R            553,510
         3,580   Michigan State Hospital Finance Authority, Hospital Revenue      8/09 at 100.00             BB-          2,389,220
                    Refunding Bonds, Detroit Medical Center Obligated Group,
                    Series 1993B, 5.500%, 8/15/23
           500   Michigan State Hospital Finance Authority, Revenue Bonds,        5/15 at 100.00             BBB            364,535
                    Chelsea Community Hospital, Series 2005, 5.000%, 5/15/30
         1,500   Michigan State Hospital Finance Authority, Revenue Bonds,       11/15 at 102.00             N/R          1,064,475
                    Hills and Dales General Hospital, Series 2005A, 6.750%,
                    11/15/38
         1,000   Royal Oak Hospital Finance Authority, Michigan, Hospital         9/18 at 100.00              A1          1,117,200
                    Revenue Bonds, William Beaumont Hospital, Refunding Series
                    2009V, 8.250%, 9/01/39
         1,000   Summit Academy North Charter School, Michigan, Charter School   11/15 at 100.00             BB+            607,890
                    Revenue Bonds, Series 2005, 5.500%, 11/01/30
------------------------------------------------------------------------------------------------------------------------------------
        13,070   Total Michigan                                                                                           9,096,991
------------------------------------------------------------------------------------------------------------------------------------

                 MINNESOTA - 1.9% (1.3% OF TOTAL INVESTMENTS)
                 Minneapolis, Minnesota, Student Housing Revenue Bonds,
                 Riverton Community Housing Project, Series 2000:
           100      7.200%, 7/01/14 (Pre-refunded 7/01/10)                        7/10 at 100.00         N/R (4)            107,187
           100      7.300%, 7/01/15 (Pre-refunded 7/01/10)                        7/10 at 100.00         N/R (4)            107,298
         1,325   Ramsey, Anoka County, Minnesota, Charter School Lease Revenue    6/14 at 102.00             N/R          1,031,645
                    Bonds, PACT Charter School, Series 2004A, 6.750%, 12/01/33
         1,390   St. Paul Housing and Redevelopment Authority, Minnesota,         6/14 at 102.00             N/R          1,177,066
                    Charter School Revenue Bonds, Higher Ground Academy
                    Charter School, Series 2004A, 6.625%, 12/01/23
         1,100   St. Paul Housing and Redevelopment Authority, Minnesota,         6/14 at 102.00             N/R            856,460
                    Charter School Revenue Bonds, HOPE Community Academy
                    Charter School, Series 2004A, 6.750%, 12/01/33

                                                           Nuveen Investments 67

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 MINNESOTA (continued)
$        1,000   St. Paul Port Authority, Minnesota, Lease Revenue Bonds,         5/15 at 100.00             N/R   $        773,510
                    HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30
------------------------------------------------------------------------------------------------------------------------------------
         5,015   Total Minnesota                                                                                          4,053,166
------------------------------------------------------------------------------------------------------------------------------------

                 MISSISSIPPI - 0.3% (0.2% OF TOTAL INVESTMENTS)
           939   Mississippi Home Corporation, Multifamily Housing Revenue       10/19 at 101.00             N/R            614,721
                    Bonds, Tupelo Personal Care Apartments, Series 2004-2,
                    6.125%, 9/01/34 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                 MISSOURI - 3.0% (2.1% OF TOTAL INVESTMENTS)
         2,000   Branson Regional Airport Transportation Development District,    7/17 at 100.00             N/R          1,163,640
                    Missouri, Project Revenue Bonds, Series 2007B, 6.000%,
                    7/01/37 (Alternative Minimum Tax)
         5,935   Missouri Environmental Improvement and Energy Resources         12/16 at 100.00             AAA          4,654,227
                    Authority, Water Facility Revenue Bonds, Missouri-American
                    Water Company, Series 2006, 4.600%, 12/01/36 - AMBAC
                    Insured (Alternative Minimum Tax) (UB)
         1,300   Saint Louis Industrial Development Authority, Missouri, Saint   12/10 at 102.00              Ca            285,571
                    Louis Convention Center Headquarters Hotel Project, Series
                    2000A, 7.250%, 12/15/35 (Alternative Minimum Tax) (7)
           795   Saint Louis, Missouri, Tax Increment Financing Revenue Bonds,    6/09 at 100.00             N/R            500,158
                    Grace Lofts Redevelopment Projects, Series 2007A, 6.000%,
                    3/27/26
------------------------------------------------------------------------------------------------------------------------------------
        10,030   Total Missouri                                                                                           6,603,596
------------------------------------------------------------------------------------------------------------------------------------

                 MONTANA - 2.3% (1.6% OF TOTAL INVESTMENTS)
         5,200   Montana Board of Investments, Exempt Facility Revenue Bonds,     7/10 at 101.00              B-          3,576,664
                    Stillwater Mining Company, Series 2000, 8.000%, 7/01/20
                    (Alternative Minimum Tax)
         2,000   Montana Board of Investments, Resource Recovery Revenue            No Opt. Call             N/R          1,515,500
                    Bonds, Yellowstone Energy LP, Series 1993, 7.000%, 12/31/19
                    (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         7,200   Total Montana                                                                                            5,092,164
------------------------------------------------------------------------------------------------------------------------------------

                 NEBRASKA - 4.3% (3.0% OF TOTAL INVESTMENTS)
         6,485   Omaha Public Power District, Nebraska, Separate Electric         2/17 at 100.00             AAA          9,313,627
                    System Revenue Bonds, Nebraska City 2, Series 2006A,
                    17.921%, 2/01/49 - AMBAC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------

                 NEVADA - 1.0% (0.7% OF TOTAL INVESTMENTS)
           500   Clark County, Nevada, Industrial Development Revenue Bonds,      5/09 at 100.00             BB+            399,495
                    Nevada Power Company, Series 1997A, 5.900%, 11/01/32
                    (Alternative Minimum Tax)
         1,460   Clark County, Nevada, Local Improvement Bonds, Mountain's        8/16 at 100.00             N/R          1,071,903
                    Edge Special Improvement District 142, Series 2003,
                    6.375%, 8/01/23
         1,000   Director of Nevada State Department of Business and Industry,    1/10 at 100.00               A            300,840
                    Revenue Bonds, Las Vegas Monorail Project, First Tier,
                    Series 2000, 5.375%, 1/01/40 - AMBAC Insured
         4,500   Director of Nevada State Department of Business and Industry,    1/10 at 102.00             N/R            315,000
                    Revenue Bonds, Las Vegas Monorail Project, Second Tier,
                    Series 2000, 7.375%, 1/01/40 (7)
------------------------------------------------------------------------------------------------------------------------------------
         7,460   Total Nevada                                                                                             2,087,238
------------------------------------------------------------------------------------------------------------------------------------

                 NEW JERSEY - 1.4% (1.0% OF TOTAL INVESTMENTS)
         1,660   New Jersey Economic Development Authority, Special Facilities    9/09 at 101.00               B          1,068,907
                    Revenue Bonds, Continental Airlines Inc., Series 1999,
                    6.250%, 9/15/29 (Alternative Minimum Tax)
           500   New Jersey Economic Development Authority, Special Facilities   11/10 at 101.00               B            350,885
                    Revenue Bonds, Continental Airlines Inc., Series 2000,
                    7.000%, 11/15/30 (Alternative Minimum Tax)
           600   New Jersey Educational Facilities Authority Revenue Refunding    6/19 at 100.00            Baa2            613,986
                    Bonds, University of Medicine and Dentistry of New Jersey
                    Issue, Series 2009 B, 7.500%, 12/01/32
           700   New Jersey Turnpike Authority, Revenue Bonds, Series 2009E,      1/19 at 100.00              A+            706,286
                    5.250%, 1/01/40

68 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 NEW JERSEY (continued)
$          500   Tobacco Settlement Financing Corporation, New Jersey, Tobacco    6/17 at 100.00             BBB   $        264,740
                    Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%,
                    6/01/41
------------------------------------------------------------------------------------------------------------------------------------
         3,960   Total New Jersey                                                                                         3,004,804
------------------------------------------------------------------------------------------------------------------------------------

                 NEW YORK - 0.8% (0.5% OF TOTAL INVESTMENTS)
         1,000   Metropolitan Transportation Authority, New York, Dedicated      11/19 at 100.00              AA            977,410
                    Tax Fund Bonds, Series 2009B, 5.000%, 11/15/34
         1,700   New York City Industrial Development Agency, New York,           8/09 at 100.00            CCC+            657,288
                    Special Facilities Revenue Bonds, American Airlines Inc.,
                    Series 1994, 6.900%, 8/01/24 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         2,700   Total New York                                                                                           1,634,698
------------------------------------------------------------------------------------------------------------------------------------

                 NORTH CAROLINA - 3.4% (2.4% OF TOTAL INVESTMENTS)
         1,910   Charlotte-Mecklenberg Hospital Authority, North Carolina,        1/18 at 100.00             AA-          1,719,802
                    Carolinas HealthCare System Revenue Bonds, Series 2008,
                    Trust 1149-3, 9.016%, 1/15/47 (IF)
         5,500   North Carolina Capital Facilities Finance Agency, Solid Waste    7/12 at 106.00             N/R          3,971,880
                    Facilities Revenue Bonds, Liberty Tire Services of North
                    Carolina LLC, Series 2004A, 6.750%, 7/01/29
         1,190   North Carolina Capital Facilities Finance Agency, Revenue       10/16 at 100.00             AA+          1,753,977
                    Bonds, Duke University, Series 2008, Tender Option Bonds
                    Trust 3248, 19.340%, 10/01/44 (IF)
------------------------------------------------------------------------------------------------------------------------------------
         8,600   Total North Carolina                                                                                     7,445,659
------------------------------------------------------------------------------------------------------------------------------------

                 OHIO - 5.7% (3.9% OF TOTAL INVESTMENTS)
                 Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                 Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                 2007A-2:
           340      5.125%, 6/01/24                                               6/17 at 100.00             BBB            267,947
           375      5.750%, 6/01/34                                               6/17 at 100.00             BBB            237,416
        10,855      5.875%, 6/01/47                                               6/17 at 100.00             BBB          6,098,013
         3,125   Cleveland-Cuyahoga County Port Authority, Ohio, Development      5/14 at 102.00             N/R          2,362,219
                    Revenue Bonds, Bond Fund Program - Garfield Heights
                    Project, Series 2004D, 5.250%, 5/15/23
         1,000   Ohio, Environmental Facilities Revenue Bonds, Ford Motor         4/15 at 100.00            CCC-            417,350
                    Company, Series 2005, 5.750%, 4/01/35 (Alternative Minimum
                    Tax)
         4,000   Western Reserve Port Authority, Ohio, Solid Waste Facility       7/17 at 102.00             N/R          2,880,400
                    Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%,
                    7/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        19,695   Total Ohio                                                                                              12,263,345
------------------------------------------------------------------------------------------------------------------------------------

                 OKLAHOMA - 1.0% (0.7% OF TOTAL INVESTMENTS)
           970   Okeene Municipal Hospital and Schallmo Authority, Oklahoma,      1/16 at 101.00             N/R            727,510
                    Revenue Bonds, Series 2006, 7.000%, 1/01/35
            60   Oklahoma Development Finance Authority, Revenue Refunding        8/09 at 101.00             AAA             61,415
                    Bonds, Hillcrest Healthcare System, Series 1999A, 5.625%,
                    8/15/29 (Pre-refunded 8/15/09)
         1,500   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding         No Opt. Call            Caa2          1,271,190
                    Bonds, American Airlines Inc., Series 2004A, 7.750%,
                    6/01/35 (Mandatory put 12/01/14)
------------------------------------------------------------------------------------------------------------------------------------
         2,530   Total Oklahoma                                                                                           2,060,115
------------------------------------------------------------------------------------------------------------------------------------

                 PENNSYLVANIA - 2.7% (1.9% OF TOTAL INVESTMENTS)
           460   Allentown Area Hospital Authority, Pennsylvania, Revenue           No Opt. Call             BB-            392,440
                    Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16
         1,000   Berks County Industrial Development Authority, Pennsylvania,    11/17 at 101.00             N/R            696,920
                    First Mortgage Revenue Bonds, One Douglassville Properties
                    Project, Series 2007A, 6.125%, 11/01/34 (Alternative
                    Minimum Tax)
         2,000   Chester County Health and Education Facilities Authority,       10/15 at 102.00             N/R          1,315,700
                    Pennsylvania, Revenue Bonds, Immaculata University, Series
                    2005, 5.750%, 10/15/37

                                                           Nuveen Investments 69

    |  Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 PENNSYLVANIA (continued)
$        4,000   Pennsylvania Economic Development Financing Authority,           6/12 at 102.00            BBB+   $      3,489,880
                    Revenue Bonds, Amtrak 30th Street Station Parking Garage,
                    Series 2002, 5.800%, 6/01/23 - ACA Insured (Alternative
                    Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         7,460   Total Pennsylvania                                                                                       5,894,940
------------------------------------------------------------------------------------------------------------------------------------

                 RHODE ISLAND - 1.6% (1.1% OF TOTAL INVESTMENTS)
         1,000   Rhode Island Student Loan Authority, Student Loan Program       12/17 at 100.00               A            987,630
                    Revenue Bonds, Series 2008A, 6.750%, 12/01/28 (Alternative
                    Minimum Tax)
         3,500   Rhode Island Tobacco Settlement Financing Corporation,           6/12 at 100.00             BBB          2,584,575
                    Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                    6.250%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------
         4,500   Total Rhode Island                                                                                       3,572,205
------------------------------------------------------------------------------------------------------------------------------------

                 SOUTH CAROLINA - 1.9% (1.3% OF TOTAL INVESTMENTS)
         4,000   Lancaster County, South Carolina, Assessment Bonds, Edgewater   11/17 at 100.00             N/R          3,109,320
                    II Improvement District, Series 2007A, 7.750%, 11/01/39
         1,285   Richland County, South Carolina, Environmental Improvement       4/13 at 101.00             BBB          1,035,504
                    Revenue Refunding Bonds, International Paper Company,
                    Series 2003A, 6.100%, 4/01/23 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         5,285   Total South Carolina                                                                                     4,144,824
------------------------------------------------------------------------------------------------------------------------------------

                 TENNESSEE - 3.2% (2.2% OF TOTAL INVESTMENTS)
         3,500   Knox County Health, Educational and Housing Facilities Board,    4/12 at 101.00              A1          3,463,565
                    Tennessee, Hospital Revenue Bonds, Baptist Health System
                    of East Tennessee Inc., Series 2002, 6.500%, 4/15/31
                 Sumner County Health, Educational, and Housing Facilities
                 Board, Tennessee, Revenue Refunding Bonds, Sumner Regional
                 Health System Inc., Series 2007:
         2,000      5.500%, 11/01/37                                             11/17 at 100.00             N/R          1,015,820
         2,000      5.500%, 11/01/46                                             11/17 at 100.00             N/R            986,020
         1,000   The Tennessee Energy Acquisition Corporation, Gas Revenue          No Opt. Call            BBB+            837,310
                    Bonds, Series 2006A, 5.250%, 9/01/23
           990   Wilson County Health and Educational Facilities Board,           7/17 at 100.00             N/R            648,470
                    Tennessee, Senior Living Revenue Bonds, Rutland Place,
                    Series 2007A, 6.300%, 7/01/37
------------------------------------------------------------------------------------------------------------------------------------
         9,490   Total Tennessee                                                                                          6,951,185
------------------------------------------------------------------------------------------------------------------------------------

                 TEXAS - 10.3% (7.2% OF TOTAL INVESTMENTS)
         1,905   Austin Convention Enterprises Inc., Texas, Convention Center     1/11 at 100.00             N/R          1,517,580
                    Hotel Revenue Bonds, First Tier Series 2001C-1, 9.750%,
                    1/01/26
         1,000   Austin Convention Enterprises Inc., Texas, Convention Center     1/17 at 100.00              BB            685,390
                    Hotel Revenue Bonds, First Tier Series 2006B, 5.750%,
                    1/01/34
            10   Brazos River Authority, Texas, Pollution Control Revenue           No Opt. Call             CCC              5,909
                    Refunding Bonds, TXU Electric Company, Series 2001C,
                    5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative
                    Minimum Tax)
           700   Brazos River Authority, Texas, Pollution Control Revenue         7/18 at 100.00             CCC            302,498
                    Refunding Bonds, TXU Electric Company, Series 2001D,
                    8.250%, 5/01/33 (Alternative Minimum Tax)
         2,000   Clifton Higher Education Finance Corporation, Texas,               No Opt. Call            BBB-          1,974,220
                    Education Revenue Bonds, Tejano Center for Community
                    Concerns, Inc.-Raul Yzaguirre School for Success,
                    Refunding Series 2009A, 9.000%, 2/15/38
         1,750   Dallas-Ft. Worth International Airport Facility Improvement     11/12 at 100.00            CCC+            668,570
                    Corporation, Texas, Revenue Bonds, American Airlines Inc.,
                    Series 2007, 5.500%, 11/01/30 (Alternative Minimum Tax)
                 Decatur Hospital Authority, Texas, Revenue Bonds, Wise
                 Regional Health System, Series 2004A:
         1,840      7.000%, 9/01/25                                               9/14 at 100.00             N/R          1,492,295
         6,600      7.125%, 9/01/34                                               9/14 at 100.00             N/R          5,068,932

70 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TEXAS (continued)
$          585   Gulf Coast Industrial Development Authority, Texas, Solid        4/12 at 100.00            Baa3   $        547,671
                    Waste Disposal Revenue Bonds, Citgo Petroleum Corporation
                    Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum
                    Tax)
         1,000   Heart of Texas Education Finance Corporation, Texas, Gateway     8/16 at 100.00             N/R            665,170
                    Charter Academy, Series 2006A, 6.000%, 2/15/36
         2,020   Houston, Texas, Airport System Special Facilities Revenue        7/09 at 101.00              B-          1,193,315
                    Bonds, Continental Air Lines Inc., Series 1998B, 5.700%,
                    7/15/29 (Alternative Minimum Tax)
           975   Houston, Texas, Airport System Special Facilities Revenue        7/09 at 101.00              B-            575,981
                    Bonds, Continental Air Lines Inc., Series 1998C, 5.700%,
                    7/15/29 (Alternative Minimum Tax)
           600   Houston, Texas, Airport System Special Facilities Revenue        7/11 at 101.00              B-            466,812
                    Bonds, Continental Air Lines Inc., Series 2001E, 7.375%,
                    7/01/22 (Alternative Minimum Tax)
         1,000   La Vernia Education Financing Corporation, Texas, Charter        8/11 at 100.00             N/R            616,850
                    School Revenue Bonds, Riverwalk Education Foundation,
                    Series 2007A, 5.450%, 8/15/36
                 Richardson Hospital Authority, Texas, Revenue Bonds,
                 Richardson Regional Medical Center, Series 2004:
         2,000      5.875%, 12/01/24                                             12/13 at 100.00            Baa2          1,554,520
         1,000      6.000%, 12/01/34                                             12/13 at 100.00            Baa2            721,150
         1,000   Sabine River Authority, Texas, Pollution Control Revenue         8/13 at 101.00             CCC            402,560
                    Refunding Bonds, TXU Energy Company LLC Project, Series
                    2003B, 6.150%, 8/01/22
         3,680   Tarrant County Cultural and Educational Facilities Finance       2/17 at 100.00             AA-          3,176,502
                    Corporation, Texas, Revenue Bonds, Texas Health Resources
                    Project, Trust 1031, 9.642%, 2/15/36 (IF)
         1,000   Texas Public Finance Authority, Charter School Finance           2/15 at 100.00             N/R            601,440
                    Corporation Revenue Bonds, Cosmos Foundation Inc., Series
                    2007A, 5.375%, 2/15/37
           340   Trinity River Authority of Texas, Pollution Control Revenue      5/13 at 101.00             CCC            136,853
                    Refunding Bonds, TXU Electric Company, Series 2003,
                    6.250%, 5/01/28 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        31,005   Total Texas                                                                                             22,374,218
------------------------------------------------------------------------------------------------------------------------------------

                 VIRGIN ISLANDS - 2.4% (1.7% OF TOTAL INVESTMENTS)
         5,000   Virgin Islands Public Finance Authority, Revenue Bonds,          1/14 at 100.00             BBB          3,766,000
                    Refinery Project - Hovensa LLC, Series 2003, 6.125%,
                    7/01/22 (Alternative Minimum Tax)
         2,000   Virgin Islands Public Finance Authority, Senior Secured Lien     7/14 at 100.00             BBB          1,427,620
                    Revenue Bonds, Refinery Project - Hovensa LLC, Series
                    2004, 5.875%, 7/01/22
------------------------------------------------------------------------------------------------------------------------------------
         7,000   Total Virgin Islands                                                                                     5,193,620
------------------------------------------------------------------------------------------------------------------------------------

                 VIRGINIA - 0.5% (0.4% OF TOTAL INVESTMENTS)
         1,940   Isle of Wight County Industrial Development Authority,           3/17 at 100.00             BBB          1,122,659
                    Virginia, Environmental Improvement Revenue Bonds,
                    International Paper Company Project, Series 2007A, 4.700%,
                    3/01/31 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                 WASHINGTON - 5.2% (3.6% OF TOTAL INVESTMENTS)
         3,000   Skagit County Public Hospital District 1, Washington, Revenue   12/13 at 100.00            Baa2          2,780,970
                    Bonds, Skagit Valley Hospital, Series 2003, 6.000%,
                    12/01/18
                 Vancouver Downtown Redevelopment Authority, Washington,
                 Revenue Bonds, Conference Center Project, Series 2003A:
         1,750      6.000%, 1/01/28 - ACA Insured                                 1/14 at 100.00             N/R          1,399,808
         4,725      6.000%, 1/01/34 - ACA Insured                                 1/14 at 100.00             N/R          3,573,281
         2,500      5.250%, 1/01/34 - ACA Insured                                 1/14 at 100.00             N/R          1,579,325

                                                           Nuveen Investments 71

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 WASHINGTON (continued)
$        1,000   Washington State Economic Development Finance Authority,        12/17 at 100.00             N/R   $        664,170
                    Revenue Bonds, Coeur D'Alene Fiber Project, Series 2007G,
                    7.000%, 12/01/27 (Alternative Minimum Tax)
         2,000   Washington State Health Care Facilities Authority, Revenue         No Opt. Call             N/R          1,270,460
                    Bonds, Northwest Hospital and Medical Center of Seattle,
                    Series 2007, 5.700%, 12/01/32
------------------------------------------------------------------------------------------------------------------------------------
        14,975   Total Washington                                                                                        11,268,014
------------------------------------------------------------------------------------------------------------------------------------

                 WEST VIRGINIA - 0.3% (0.2% OF TOTAL INVESTMENTS)
           500   Ohio County Commission, West Virginia, Special District          3/16 at 100.00             N/R            329,195
                    Excise Tax Revenue Bonds, Fort Henry Economic Development,
                    Series 2006B, 5.625%, 3/01/36
           500   Ohio County Commission, West Virginia, Tax Increment Revenue       No Opt. Call             N/R            343,630
                    Bonds, Fort Henry Centre Financing District, Series 2007A,
                    5.850%, 6/01/34
------------------------------------------------------------------------------------------------------------------------------------
         1,000   Total West Virginia                                                                                        672,825
------------------------------------------------------------------------------------------------------------------------------------

                 WISCONSIN - 11.7% (8.1% OF TOTAL INVESTMENTS)
           550   Lac Courte Oreilles Band of Lake Superior Chippewa Indians,     12/14 at 101.00         N/R (4)            715,699
                    Wisconsin, Revenue Bonds, Series 2003A, 7.750%, 6/01/16
                    (Pre-refunded 12/01/14)
                 Wisconsin Health and Educational Facilities Authority,
                 Revenue Bonds, Aurora Health Care Inc., Series 1999A:
         9,485      5.600%, 2/15/29                                               2/10 at 100.00              A3          7,775,234
         2,300      5.600%, 2/15/29 - ACA Insured                                 2/10 at 100.00            BBB+          1,885,402
         1,000   Wisconsin Health and Educational Facilities Authority,           4/14 at 100.00             N/R            696,980
                    Revenue Bonds, Southwest Health Center Inc., Series 2004A,
                    6.250%, 4/01/34
                 Wisconsin Health and Educational Facilities Authority,
                 Revenue Bonds, Wheaton Franciscan Healthcare System,
                 Series 2006:
         7,994      5.250%, 8/15/26                                               8/16 at 100.00            BBB+          5,932,524
        12,000      5.250%, 8/15/34                                               8/16 at 100.00            BBB+          8,223,241
------------------------------------------------------------------------------------------------------------------------------------
        33,329   Total Wisconsin                                                                                         25,229,080
------------------------------------------------------------------------------------------------------------------------------------
$      418,936   Total Investments (cost $390,003,528) - 144.4%                                                         312,644,854
==============----------------------------------------------------------------------------------------------------------------------

72 Nuveen Investments

                 DESCRIPTION (1)                                                                                              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 -------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (4.8)%                                                                $    (10,300,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities -  4.3%                                                                    9,098,960
                 -------------------------------------------------------------------------------------------------------------------
                 Preferred Shares, at Liquidation Value - (43.9)% (8)                                                   (95,000,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                     $    216,443,814
                 ===================================================================================================================

INVESTMENTS IN DERIVATIVES

FORWARD SWAPS OUTSTANDING AT APRIL 30, 2009:

                                         FUND                                    FIXED RATE                           UNREALIZED
                       NOTIONAL   PAY/RECEIVE     FLOATING RATE   FIXED RATE        PAYMENT EFFECTIVE TERMINATION   APPRECIATION
COUNTERPARTY             AMOUNT FLOATING RATE             INDEX (ANNUALIZED)      FREQUENCY  DATE (9)        DATE (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------------
JPMorgan            $ 5,000,000       Receive 3-Month USD-LIBOR        3.413% Semi-Annually   4/09/10     4/09/39  $     301,287
Royal Bank of Canada  3,000,000       Receive 3-Month USD-LIBOR        3.327  Semi-Annually   4/23/10     4/23/39        228,693
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   $     529,980
================================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) The issuer has received a formal adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

(6)   Portion of investment has been pledged as collateral for Recourse Trusts.

(7) The Fund's Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

(8) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.4%.

(9) Effective Date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

USD-LIBOR United States Dollar-London Inter-Bank Offered Rate

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 73

NMD | Nuveen Municipal High Income Opportunity Fund 2
    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 ALABAMA - 1.8% (1.5% OF TOTAL INVESTMENTS)
$        2,290   Birmingham Special Care Facilities Financing Authority,         11/15 at 100.00            Baa1   $      1,769,735
                    Alabama, Revenue Bonds, Baptist Health System Inc., Series
                    2005A, 5.250%, 11/15/20
         1,000   Phenix City Industrial Development Board, Alabama,               5/12 at 100.00             BBB            766,270
                    Environmental Improvement Revenue Bonds, MeadWestvaco
                    Corporation, Series 2002A, 6.350%, 5/15/35 (Alternative
                    Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         3,290   Total Alabama                                                                                            2,536,005
------------------------------------------------------------------------------------------------------------------------------------

                 ARIZONA - 7.0% (5.8% OF TOTAL INVESTMENTS)
         1,000   Estrella Mountain Ranch Community Facilities District,           7/17 at 100.00             N/R            684,130
                    Goodyear, Arizona, General Obligation Bonds, Series 2007,
                    6.200%, 7/15/32
         4,000   Quechan Indian Tribe of the Fort Yuma Reservation, Arizona,     12/17 at 102.00             N/R          2,780,480
                    Government Project Bonds, Series 2007, 7.000%, 12/01/27
         8,325   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue      No Opt. Call               A          5,643,434
                    Bonds, Series 2007, 5.000%, 12/01/37
         1,000   Yuma County Industrial Development Authority, Arizona, Exempt   12/17 at 100.00             N/R            722,040
                    Revenue Bonds, Far West Water & Sewer Inc. Refunding,
                    Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        14,325   Total Arizona                                                                                            9,830,084
------------------------------------------------------------------------------------------------------------------------------------

                 CALIFORNIA - 15.4% (12.8% OF TOTAL INVESTMENTS)
         2,000   California Educational Facilities Authority, Revenue Bonds,     12/16 at 100.00            Baa3          1,297,460
                    Dominican University, Series 2006, 5.000%, 12/01/36
         4,065   California Health Facilities Financing Authority, Revenue       11/16 at 100.00             Aa3          3,716,711
                    Bonds, Sutter Health, Series 2007A, Trust 3299, 16.588%,
                    11/15/46 (IF)
         1,020   California Housing Finance Agency, California, Home Mortgage     8/17 at 100.00             Aa2            838,185
                    Revenue Bonds, Series 2008B, 5.000%, 2/01/28 (Alternative
                    Minimum Tax) (4)
         1,825   California Statewide Community Development Authority, Revenue    7/15 at 100.00             BBB          1,237,569
                    Bonds, Daughters of Charity Health System, Series 2005A,
                    5.250%, 7/01/35
         2,000   California Statewide Community Development Authority, Revenue    7/18 at 100.00             AA-          1,933,920
                    Bonds, St. Joseph Health System, Series 2007C, 5.750%,
                    7/01/47 - FGIC Insured
                 Daly City Housing Development Finance Agency, California,
                 Mobile Home Park Revenue Bonds, Franciscan Mobile Home
                 Park Refunding, Series 2007A:
         3,500      5.000%, 12/15/37                                             12/17 at 100.00              A-          2,445,415
         1,990      6.500%, 12/15/47                                             12/17 at 100.00             N/R          1,418,412
                 Golden State Tobacco Securitization Corporation, California,
                 Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                 2007A-1:
         3,000      5.750%, 6/01/47                                               6/17 at 100.00             BBB          1,727,400
         2,500      5.125%, 6/01/47                                               6/17 at 100.00             BBB          1,289,275
         3,190   Golden State Tobacco Securitization Corporation, California,     6/15 at 100.00               A            450,556
                    Tobacco Settlement Asset-Backed Revenue Bonds, Series
                    2005A, Trust 2213, 12.201%, 6/01/45 - AMBAC Insured (IF)
         3,665   Golden State Tobacco Securitization Corporation, California,     6/15 at 100.00              A-            970,785
                    Tobacco Settlement Asset-Backed Revenue Bonds, Series
                    2005A, Trust 2448, 12.214%, 6/01/38 - FGIC Insured (IF)

74 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 CALIFORNIA (continued)
$        5,335   Golden State Tobacco Securitization Corporation, California,     6/15 at 100.00              A-   $      4,354,427
                    Tobacco Settlement Asset-Backed Revenue Bonds, Series
                    2005A, 5.000%, 6/01/38 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
        34,090   Total California                                                                                        21,680,115
------------------------------------------------------------------------------------------------------------------------------------

                 COLORADO - 9.5% (7.9% OF TOTAL INVESTMENTS)
         2,000   Arista Metropolitan District, Colorado, Special Revenue         12/15 at 100.00             N/R          1,667,600
                    Bonds, Series 2008, 9.250%, 12/01/37
           500   Colorado Educational and Cultural Facilities Authority,         12/16 at 100.00             N/R            316,940
                    Charter School Revenue Bonds, Carbon Valley Academy,
                    Series 2006, 5.625%, 12/01/36
         1,530   Colorado Educational and Cultural Facilities Authority,          5/17 at 100.00             BB+            990,017
                    Charter School Revenue Bonds, Windsor Academy, Series
                    2007A, 5.700%, 5/01/37
         2,000   Colorado Educational and Cultural Facilities Authority,          6/18 at 102.00             N/R          1,461,880
                    Revenue Bonds, Pikes Peak School of Expeditionary Learning
                    Charter School, Series 2008, 6.625%, 6/01/38
         1,480   Colorado Health Facilities Authority, Colorado, Revenue          9/16 at 100.00              AA          1,387,692
                    Bonds, Catholic Health Initiatives, Series 2006A, 5.000%,
                    9/01/41 (4)
         5,045   Colorado Housing and Finance Authority, Revenue Bonds,           4/17 at 100.00             N/R          3,328,489
                    Confluence Energy LLC Project, Series 2007, 6.750%, 4/01/27
                    (Alternative Minimum Tax)
         1,000   Colorado State Higher Education Capital Construction Lease      11/18 at 100.00             AA-          1,047,470
                    Purchase Financing Program Certificates of Participation,
                    Series 2008, 5.500%, 11/01/27 (4)
         1,000   Public Authority for Colorado Energy, Natural Gas Revenue          No Opt. Call               A            838,240
                    Bonds, Colorado Springs Utilities, Series 2008, 6.500%,
                    11/15/38
         3,000   University of Colorado Hospital Authority, Revenue Bonds,        5/16 at 100.00              A3          2,311,020
                    Series 2006A, 5.250%, 11/15/39
------------------------------------------------------------------------------------------------------------------------------------
        17,555   Total Colorado                                                                                          13,349,348
------------------------------------------------------------------------------------------------------------------------------------

                 FLORIDA - 17.3% (14.4% OF TOTAL INVESTMENTS)
         1,480   Beeline Community Development District, Palm Beach County,       5/18 at 100.00             N/R          1,085,610
                    Florida, Special Assessment Bonds, Series 2008A, 7.000%,
                    5/01/37
         1,000   Colonial Country Club Community Development District,            5/13 at 101.00              A+            987,930
                    Florida, Capital Improvement Revenue Bonds, Series 2003,
                    6.400%, 5/01/33
         2,000   Escambia County, Florida, Environmental Improvement Revenue      8/11 at 100.00             BBB          1,340,200
                    Bonds, International Paper Company Projects, Series 2006B,
                    5.000%, 8/01/26 (Alternative Minimum Tax)
         1,320   Fishhawk Community Development District II, Florida, Special     5/14 at 100.00             N/R          1,014,090
                    Assessment Revenue Bonds, Series 2004A, 6.125%, 5/01/34
         2,000   Habitat Community Development District, Florida, Capital           No Opt. Call             N/R          1,359,800
                    Improvement Revenue Bonds, Series 2004, 5.850%, 5/01/35
         2,915   Old Palm Community Development District, Florida, Special        5/15 at 101.00             N/R          1,669,537
                    Assessment Bonds, Palm Beach Gardens, Series 2004A,
                    5.900%, 5/01/35
         1,500   Palm Glades Community Development District, Florida, Special     5/18 at 100.00             N/R          1,059,825
                    Assessment Bond, Series 2008A, 7.125%, 5/01/39
           980   Pine Island Community Development District, Florida, Special     5/12 at 101.00             N/R            584,335
                    Assessment Bonds, Bella Collina, Series 2004, 5.750%,
                    5/01/35
         1,000   Poinciana West Community Development District, Florida,          5/17 at 100.00             N/R            717,840
                    Special Assessment Bonds, Series 2007, 6.000%, 5/01/37
           970   Reunion West Community Development District, Florida, Special    5/12 at 101.00             N/R            474,854
                    Assessment Bonds, Series 2004, 6.250%, 5/01/36
         5,355   South Miami Health Facilities Authority, Florida, Revenue        8/17 at 100.00             AA-          4,128,223
                    Bonds, Baptist Health Systems of South Florida, Trust
                    1030, 9.458%, 8/15/37 (IF)

                                                           Nuveen Investments 75

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 FLORIDA (continued)
$        6,000   Split Pine Community Development District, Florida, Special      5/17 at 100.00             N/R   $      3,294,000
                    Assessment Bonds, Series 2007A, 5.250%, 5/01/39
         4,940   Stoneybrook Venice Community Development District, Florida,      5/18 at 100.00             N/R          3,360,731
                    Capital Improvement Revenue Bonds, Series 2007, 6.750%,
                    5/01/38
         3,455   Tolomato Community Development District, Florida, Special        5/14 at 101.00             N/R          1,956,014
                    Assessment Bonds, Series 2006, 5.400%, 5/01/37
         2,000   Westchester Community Development District 1, Florida,           5/13 at 101.00             N/R          1,302,060
                    Special Assessment Bonds, Series 2003, 6.125%, 5/01/35
------------------------------------------------------------------------------------------------------------------------------------
        36,915   Total Florida                                                                                           24,335,049
------------------------------------------------------------------------------------------------------------------------------------

                 GEORGIA - 0.4% (0.3% OF TOTAL INVESTMENTS)
         1,000   Fulton County Residential Care Facilities Authority, Georgia,    7/17 at 100.00             N/R            544,060
                    Revenue Bonds, Elderly Care, Lenbrook Square Project,
                    Series 2006A, 5.125%, 7/01/42
------------------------------------------------------------------------------------------------------------------------------------

                 ILLINOIS - 7.2% (5.9% OF TOTAL INVESTMENTS)
         1,100   Hillside, Cook County, Illinois, Senior Lien Tax Increment       1/18 at 102.00             N/R            807,477
                    Revenue Bonds, Mannheim Redevelopment Project, Series
                    2008, 7.000%, 1/01/28
         5,620   Illinois Finance Authority, Charter School Revenue Bonds,          No Opt. Call             BBB          3,511,713
                    Chicago Charter School Foundation, Series 2007, 5.000%,
                    12/01/36
         1,500   Illinois Finance Authority, Revenue Bonds, Roosevelt             4/17 at 100.00            Baa1          1,259,100
                    University, Series 2007, 5.500%, 4/01/37
         2,500   Lombard Public Facilities Corporation, Illinois, First Tier      1/16 at 100.00             BB-          1,419,500
                    Conference Center and Hotel Revenue Bonds, Series 2005A-2,
                    5.500%, 1/01/36 - ACA Insured
                 Southwestern Illinois Development Authority, Illinois, Saint
                 Clair County Comprehensive Mental Health Center, Series
                 2007:
         1,295      6.200%, 6/01/17                                                 No Opt. Call             N/R          1,115,539
         2,745      6.625%, 6/01/37                                               6/17 at 103.00             N/R          1,925,590
------------------------------------------------------------------------------------------------------------------------------------
        14,760   Total Illinois                                                                                          10,038,919
------------------------------------------------------------------------------------------------------------------------------------

                 INDIANA - 3.1% (2.5% OF TOTAL INVESTMENTS)
         3,000   Hospital Authority of Delaware County, Indiana, Hospital         8/16 at 100.00            Baa3          1,985,490
                    Revenue Bonds, Cardinal Health System, Series 2006,
                    5.125%, 8/01/29
         1,600   Indiana Bond Bank, Special Program Gas Revenue Bonds, JP           No Opt. Call             Aa3          1,070,304
                    Morgan Ventures Energy Corporation Guaranteed, Series
                    2007A, 14.378%, 10/15/20 (IF)
                 Vigo County, Indiana, Hospital Authority, Union Hospital,
                 Revenue Bonds, Series 2007:
           250      5.700%, 9/01/37                                               9/17 at 100.00             N/R            165,773
         1,625      5.800%, 9/01/47                                               9/17 at 100.00             N/R          1,054,333
------------------------------------------------------------------------------------------------------------------------------------
         6,475   Total Indiana                                                                                            4,275,900
------------------------------------------------------------------------------------------------------------------------------------

                 LOUISIANA - 5.8% (4.8% OF TOTAL INVESTMENTS)
         5,000   Louisiana Local Government Environmental Facilities &           11/17 at 100.00             BB+          3,505,250
                    Community Development Authority, Revenue Bonds, Westlake
                    Chemical Corporation Project, Series 2007, 6.750%, 11/01/32
           500   Louisiana Local Government Environmental Facilities and            No Opt. Call               A            453,425
                    Community Development Authority, Revenue Bonds, Capital
                    Projects and Equipment Acquisition Program, Series 2000A,
                    6.300%, 7/01/30 - AMBAC Insured
         5,000   Louisiana Local Government Environmental Facilities and         12/17 at 100.00             N/R          3,480,600
                    Community Development Authority, Revenue Bonds, Southgate
                    Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37
         1,000   Tobacco Settlement Financing Corporation, Louisiana, Tobacco     5/11 at 101.00             BBB            703,550
                    Settlement Asset-Backed Bonds, Series 2001B, 5.875%,
                    5/15/39
------------------------------------------------------------------------------------------------------------------------------------
        11,500   Total Louisiana                                                                                          8,142,825
------------------------------------------------------------------------------------------------------------------------------------

76 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 MASSACHUSETTS - 0.5% (0.4% OF TOTAL INVESTMENTS)
$           90   Boston Industrial Development Financing Authority,               9/12 at 102.00              B3   $         59,189
                    Massachusetts, Senior Revenue Bonds, Crosstown Center
                    Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum
                    Tax)
         1,000   Massachusetts Health and Educational Facilities Authority        1/18 at 100.00             N/R            667,400
                    Revenue Bonds, Quincy Medical Center Issue, Series A
                    (2008), 6.500%, 1/15/38
------------------------------------------------------------------------------------------------------------------------------------
         1,090   Total Massachusetts                                                                                        726,589
------------------------------------------------------------------------------------------------------------------------------------

                 MICHIGAN - 1.3% (1.1% OF TOTAL INVESTMENTS)
         1,000   Garden City Hospital Finance Authority, Michigan, Revenue        8/17 at 100.00             N/R            616,130
                    Bonds, Garden City Hospital Obligated Group, Series 2007A,
                    4.875%, 8/15/27
         1,750   Michigan Public Educational Facilities Authority, Charter       12/17 at 100.00             N/R          1,236,743
                    School Revenue Bonds, American Montessori Academy, Series
                    2007, 6.500%, 12/01/37
            20   Michigan State Hospital Finance Authority, Hospital Revenue      8/09 at 100.00              BB             13,043
                    Bonds, Detroit Medical Center Obligated Group, Series
                    1998A, 5.250%, 8/15/23
------------------------------------------------------------------------------------------------------------------------------------
         2,770   Total Michigan                                                                                           1,865,916
------------------------------------------------------------------------------------------------------------------------------------

                 MINNESOTA - 2.1% (1.7% OF TOTAL INVESTMENTS)
         4,000   St. Paul Housing and Redevelopment Authority, Minnesota,        11/15 at 100.00             BB+          2,934,480
                    Revenue Bonds, Healtheast Inc., Series 2005, 6.000%,
                    11/15/35
------------------------------------------------------------------------------------------------------------------------------------

                 MISSOURI - 1.6% (1.4% OF TOTAL INVESTMENTS)
         1,000   Missouri Development Finance Board. Infrastructure Facilities    4/14 at 100.00              A+          1,001,190
                    Revenue Bonds, City of Independence, Missouri - Events
                    Center Project, Series 2009F, 6.250%, 4/01/38
            40   Saint Louis Industrial Development Authority, Missouri, Saint   12/10 at 102.00              Ca              8,979
                    Louis Convention Center Headquarters Hotel Project, Series
                    2000A, 7.000%, 12/15/15 (Alternative Minimum Tax) (5)
         1,972   Saint Louis, Missouri, Tax Increment Financing Revenue Bonds,    9/09 at 100.00             N/R          1,280,183
                    Fashion Square Redevelopment Project, Series 2008A,
                    6.300%, 8/22/26
------------------------------------------------------------------------------------------------------------------------------------
         3,012   Total Missouri                                                                                           2,290,352
------------------------------------------------------------------------------------------------------------------------------------

                 MONTANA - 0.4% (0.3% OF TOTAL INVESTMENTS)
           715   Montana Board of Investments, Resource Recovery Revenue            No Opt. Call             N/R            541,791
                    Bonds, Yellowstone Energy LP, Series 1993, 7.000%, 12/31/19
                    (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                 NEVADA - 1.6% (1.4% OF TOTAL INVESTMENTS)
            55   Clark County, Nevada, Industrial Development Revenue Bonds,      7/09 at 100.00             BB+             42,378
                    Nevada Power Company, Series 1995A, 5.600%, 10/01/30
                    (Alternative Minimum Tax)
                 Director of Nevada State Department of Business and Industry,
                 Revenue Bonds, Las Vegas Monorail Project, First Tier,
                 Series 2000:
         1,200      5.625%, 1/01/32 - AMBAC Insured                               1/10 at 102.00               A            361,044
         1,200      5.375%, 1/01/40 - AMBAC Insured                               1/10 at 100.00               A            361,008
                 Sparks Tourism Improvement District 1, Legends at Sparks
                 Marina, Nevada, Senior Sales Tax Revenue Bonds Series
                 2008A:
         1,000      6.500%, 6/15/20                                               6/18 at 100.00             Ba2            801,500
         1,000      6.750%, 6/15/28                                               6/18 at 100.00             Ba2            723,800
------------------------------------------------------------------------------------------------------------------------------------
         4,455   Total Nevada                                                                                             2,289,730
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 77

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 NEW JERSEY - 4.9% (4.0% OF TOTAL INVESTMENTS)
                 New Jersey Economic Development Authority, Special Facilities
                 Revenue Bonds, Continental Airlines Inc., Series 1999:
$        3,000      6.250%, 9/15/19 (Alternative Minimum Tax)                     9/09 at 101.00               B   $     2,201,430
            55      6.400%, 9/15/23 (Alternative Minimum Tax)                     9/09 at 101.00               B            38,370
           240      6.250%, 9/15/29 (Alternative Minimum Tax)                     9/09 at 101.00               B           154,541
            25   New Jersey Economic Development Authority, Special Facilities   11/10 at 101.00               B            17,544
                    Revenue Bonds, Continental Airlines Inc., Series 2000,
                    7.000%, 11/15/30 (Alternative Minimum Tax)
         4,700   New Jersey Health Care Facilities Financing Authority, New       7/18 at 100.00            Baa2         3,690,816
                    Jersey, Revenue Bonds, Saint Peters University Hospital,
                    Series 2007, 5.750%, 7/01/37
           700   New Jersey Turnpike Authority, Revenue Bonds, Series 2009E,      1/19 at 100.00              A+           706,286
                    5.250%, 1/01/40
------------------------------------------------------------------------------------------------------------------------------------
         8,720   Total New Jersey                                                                                        6,808,987
------------------------------------------------------------------------------------------------------------------------------------

                 NEW MEXICO - 0.2% (0.2% OF TOTAL INVESTMENTS)
           500   Montecito Estates Public Improvement District, New Mexico,      10/17 at 100.00             N/R           331,785
                    Special Levee Revenue Bonds, Series 2007, 7.000%, 10/01/37
------------------------------------------------------------------------------------------------------------------------------------

                 NEW YORK - 1.1% (0.9% OF TOTAL INVESTMENTS)
         1,000   New York City Industrial Development Agency, New York,           8/16 at 101.00              B-           766,740
                    American Airlines-JFK International Airport Special
                    Facility Revenue Bonds, Series 2005, 7.625%, 8/01/25
                    (Mandatory put 8/01/16) (Alternative Minimum Tax)
         1,030   New York City Industrial Development Agency, New York, Civic     7/16 at 101.00             N/R           795,160
                    Facility Revenue Bonds, Special Needs Facilities Pooled
                    Program, Series 2008A-1, 5.800%, 7/01/23
------------------------------------------------------------------------------------------------------------------------------------
         2,030   Total New York                                                                                          1,561,900
------------------------------------------------------------------------------------------------------------------------------------

                 NORTH CAROLINA - 4.0% (3.3% OF TOTAL INVESTMENTS)
         1,685   Albemarle Hospital Authority, North Carolina, Health Care       10/17 at 100.00             N/R         1,208,314
                    Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/38
         1,910   Charlotte-Mecklenberg Hospital Authority, North Carolina,        1/18 at 100.00             AA-         1,719,802
                    Carolinas HealthCare System Revenue Bonds, Series 2008,
                    Trust 1149-3, 9.016%, 1/15/47 (IF)
                 North Carolina Capital Facilities Financing Agency,
                 Educational Facilities Revenue Bond, Meredith College,
                 Series 2008A:
         1,740      6.000%, 6/01/31                                               6/18 at 100.00             BBB         1,714,787
         1,000      6.125%, 6/01/35                                               6/18 at 100.00             BBB           981,430
------------------------------------------------------------------------------------------------------------------------------------
         6,335   Total North Carolina                                                                                    5,624,333
------------------------------------------------------------------------------------------------------------------------------------

                 OHIO - 3.8% (3.1% OF TOTAL INVESTMENTS)
         6,845   Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco    6/17 at 100.00             BBB         3,845,316
                    Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                    2007A-2, 5.875%, 6/01/47
         2,000   Western Reserve Port Authority, Ohio, Solid Waste Facility       7/17 at 102.00             N/R         1,440,200
                    Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%,
                    7/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         8,845   Total Ohio                                                                                              5,285,516
------------------------------------------------------------------------------------------------------------------------------------

78 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 OKLAHOMA - 1.2% (1.0% OF TOTAL INVESTMENTS)
$        1,190   Oklahoma Development Finance Authority, Revenue Bonds, Saint     2/17 at 100.00               A   $        861,858
                    John Health System, Series 2007, Trust 1037, 8.246%,
                    2/15/42 (IF)
            45   Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds,          6/09 at 100.00              B-             32,115
                    American Airlines Inc., Series 1995, 6.250%, 6/01/20
         1,000   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding         No Opt. Call            Caa2            847,460
                    Bonds, American Airlines Inc., Series 2004A, 7.750%,
                    6/01/35 (Mandatory put 12/01/14)
------------------------------------------------------------------------------------------------------------------------------------
         2,235   Total Oklahoma                                                                                           1,741,433
------------------------------------------------------------------------------------------------------------------------------------

                 PENNSYLVANIA - 1.3% (1.1% OF TOTAL INVESTMENTS)
         1,010   Chester County Industrial Development Authority,                12/17 at 100.00             BB+            721,059
                    Pennsylvania, Avon Grove Charter School Revenue Bonds,
                    Series 2007A, 6.375%, 12/15/37
         1,450   Lancaster County Hospital Authority, Pennsylvania, Revenue       7/17 at 100.00             N/R          1,155,607
                    Bonds, Brethren Village Project, Series 2008A, 6.500%,
                    7/01/40
------------------------------------------------------------------------------------------------------------------------------------
         2,460   Total Pennsylvania                                                                                       1,876,666
------------------------------------------------------------------------------------------------------------------------------------

                 PUERTO RICO - 0.0% (0.0% OF TOTAL INVESTMENTS)
            20   Puerto Rico Ports Authority, Special Facilities Revenue          6/09 at 100.00            CCC+              8,039
                    Bonds, American Airlines Inc., Series 1996A, 6.250%,
                    6/01/26 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                 RHODE ISLAND - 0.3% (0.2% OF TOTAL INVESTMENTS)
           500   Rhode Island Tobacco Settlement Financing Corporation,           6/12 at 100.00             BBB            369,225
                    Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                    6.250%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------

                 SOUTH CAROLINA - 3.1% (2.5% OF TOTAL INVESTMENTS)
         1,600   Georgetown County, South Carolina, Environmental Improvement     8/11 at 100.00             BBB          1,000,816
                    Revenue Bonds, International Paper Company, Series 2006A,
                    5.000%, 8/01/30 (Alternative Minimum Tax)
         3,477   Lancaster County, South Carolina, Special Assessment Bonds,        No Opt. Call             N/R          3,289,937
                    Edgewater II Improvement District, Series 2007B, 7.700%,
                    11/01/17
------------------------------------------------------------------------------------------------------------------------------------
         5,077   Total South Carolina                                                                                     4,290,753
------------------------------------------------------------------------------------------------------------------------------------

                 TENNESSEE - 1.8% (1.5% OF TOTAL INVESTMENTS)
                 Sumner County Health, Educational, and Housing Facilities
                 Board, Tennessee, Revenue Refunding Bonds, Sumner Regional
                 Health System Inc., Series 2007:
         2,000      5.500%, 11/01/37                                             11/17 at 100.00             N/R          1,015,820
         3,000      5.500%, 11/01/46                                             11/17 at 100.00             N/R          1,479,030
------------------------------------------------------------------------------------------------------------------------------------
         5,000   Total Tennessee                                                                                          2,494,850
------------------------------------------------------------------------------------------------------------------------------------

                 TEXAS - 13.3% (11.0% OF TOTAL INVESTMENTS)
           440   Brazos River Authority, Texas, Pollution Control Revenue           No Opt. Call             CCC            259,992
                    Refunding Bonds, TXU Electric Company, Series 2001C,
                    5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative
                    Minimum Tax)
         2,100   Clifton Higher Education Finance Corporation, Texas,               No Opt. Call            BBB-          2,076,669
                    Education Revenue Bonds, Tejano Center for Community
                    Concerns, Inc.-Raul Yzaguirre School for Success,
                    Refunding Series 2009A, 8.750%, 2/15/28
         3,000   Danbury Higher Education Authority Inc., Texas, Golden Rule      2/18 at 100.00             BB+          2,174,130
                    Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38

                                                           Nuveen Investments 79

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                  PROVISIONS (2)     RATINGS (3)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TEXAS (continued)
$        1,000   Hidalgo Willacy Housing Finance Corporation, Texas,              1/14 at 102.00             N/R   $        758,480
                    Multifamily Housing Revenue Bonds, Heritage Square
                    Apartments Project, Series 2003A, 7.000%, 1/01/39
         1,330   La Vernia Higher Education Financing Corporation, Texas,         2/16 at 100.00             N/R            940,948
                    Education Revenue Bonds, Amigos Por Vida Friends For Life
                    Public Charter School, Series 2008, 6.375%, 2/15/37
         1,335   North Texas Thruway Authority, Second Tier System Revenue        1/18 at 100.00              A3          1,261,615
                    Refunding Bonds, Series 2008, 5.750%, 1/01/38
           110   Sabine River Authority, Texas, Pollution Control Revenue           No Opt. Call             CCC             64,998
                    Bonds, TXU Energy Company LLC Project, Series 2001B,
                    5.750%, 5/01/30 (Mandatory put 11/01/11) (Alternative
                    Minimum Tax)
           385   Sabine River Authority, Texas, Pollution Control Revenue           No Opt. Call             CCC            223,639
                    Refunding Bonds, TXU Electric Company, Series 2001A,
                    5.500%, 5/01/22 (Mandatory put 11/01/11)
         3,000   Sabine River Authority, Texas, Pollution Control Revenue         8/13 at 101.00             CCC          1,207,680
                    Refunding Bonds, TXU Energy Company LLC Project, Series
                    2003B, 6.150%, 8/01/22
         5,290   Tarrant County Cultural and Educational Facilities Finance       2/17 at 100.00             AA-          4,566,222
                    Corporation, Texas, Revenue Bonds, Texas Health Resources
                    Project, Trust 1031, 9.642%, 2/15/36 (IF)
         1,000   Texas Public Finance Authority, Charter School Revenue Bonds,   12/14 at 100.00              BB            776,340
                    School of Excellence Charter School, Series 2004A, 7.000%,
                    12/01/34
         5,000   Texas Turnpike Authority, First Tier Revenue Bonds, Central      8/12 at 100.00               A          4,426,050
                    Texas Turnpike System, Series 2002A, 5.000%, 8/15/42 -
                    AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        23,990   Total Texas                                                                                             18,736,763
------------------------------------------------------------------------------------------------------------------------------------

                 UTAH - 3.7% (3.1% OF TOTAL INVESTMENTS)
                 Utah State Charter School Finance Authority, Noah Webster
                 Academy Revenue Bonds, Series:
           500      6.250%, 6/15/28                                               6/17 at 100.00             N/R            377,180
         1,430      6.500%, 6/15/38                                               6/17 at 100.00             N/R          1,037,937
         5,500   Utah State Charter School Finance Authority, Revenue Bonds,     12/17 at 100.00            BBB-          3,817,385
                    Summit Academy Project, Series 2007A, 5.800%, 6/15/38
------------------------------------------------------------------------------------------------------------------------------------
         7,430   Total Utah                                                                                               5,232,502
------------------------------------------------------------------------------------------------------------------------------------

                 WASHINGTON - 5.2% (4.3% OF TOTAL INVESTMENTS)
         4,000   Kalispel Indian Tribe, Washington, Priority Distribution           No Opt. Call             N/R          2,862,400
                    Bonds, Series 2008, 6.750%, 1/01/38
         7,000   Washington State Health Care Facilities Authority, Revenue         No Opt. Call             N/R          4,446,610
                    Bonds, Northwest Hospital and Medical Center of Seattle,
                    Series 2007, 5.700%, 12/01/32
------------------------------------------------------------------------------------------------------------------------------------
        11,000   Total Washington                                                                                         7,309,010
------------------------------------------------------------------------------------------------------------------------------------

                 WEST VIRGINIA - 0.4% (0.3% OF TOTAL INVESTMENTS)
           740   Ohio County Commission, West Virginia, Special District          3/16 at 100.00             N/R            487,209
                    Excise Tax Revenue Bonds, Fort Henry Economic Development,
                    Series 2006B, 5.625%, 3/01/36
------------------------------------------------------------------------------------------------------------------------------------

                 WISCONSIN - 0.0% (0.0% OF TOTAL INVESTMENTS)
           500   Wisconsin Health and Educational Facilities Authority,           8/16 at 100.00            BBB+                 --
                    Revenue Bonds, Wheaton Franciscan Health, Trust 2113,
                    13.299%, 8/15/34 (IF) (6)
         3,250   Wisconsin Health and Educational Facilities Authority,           8/16 at 100.00            BBB+                 --
                    Revenue Bonds, Wheaton Franciscan Healthcare System,
                    Series 2006, Trust 2187, 13.299%, 8/15/34 (IF) (6)
------------------------------------------------------------------------------------------------------------------------------------
         3,750   Total Wisconsin                                                                                                 --
------------------------------------------------------------------------------------------------------------------------------------

80 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------

                 WYOMING - 1.6% (1.3% OF TOTAL INVESTMENTS)
$       3,000    Sweetwater County, Wyoming, Solid Waste Disposal                12/15 at 100.00             BBB   $      2,239,527
                    Revenue Bonds, FMC Corporation, Series 2005, 5.600%,
                    12/01/35 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$      247,584   Total Investments (cost $228,529,500) - 120.9%                                                         169,779,661
==============----------------------------------------------------------------------------------------------------------------------
                 Borrowings - (24.9)% (7)                                                                               (35,000,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 4.0%                                                                     5,624,176
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                     $    140,403,837
                 ===================================================================================================================

INVESTMENTS IN DERIVATIVES

FORWARD SWAPS OUTSTANDING AT APRIL 30, 2009:

                                           FUND                                    FIXED RATE                           UNREALIZED
                         NOTIONAL   PAY/RECEIVE     FLOATING RATE   FIXED RATE        PAYMENT EFFECTIVE TERMINATION   APPRECIATION
COUNTERPARTY               AMOUNT FLOATING RATE             INDEX (ANNUALIZED)      FREQUENCY  DATE (8)        DATE (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan              $ 6,000,000       Receive 3-Month USD-LIBOR        3.413% Semi-Annually   4/09/10     4/09/39 $       361,544
Royal Bank of Canada    3,000,000       Receive 3-Month USD-LIBOR        3.327  Semi-Annually   4/23/10     4/23/39         228,693
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    $       590,237
====================================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)   Portion of investment has been pledged as collateral for Recourse Trusts.

(5) The Fund's Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

(6) Zero value on investments represents unrealized depreciation related to Recourse Trusts. See Statement of Assets and Liabilities for more information.

(7)   Borrowings as a percentage of Total Investments is 20.6%.

(8) Effective Date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

N/R   Not rated.

(IF)  Inverse floating rate investment.

USD-LIBOR United States Dollar-London Inter-Bank Offered Rate

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 81

| Statement of ASSETS & LIABILITIES April 30, 2009 (Unaudited)

                                      INVESTMENT          SELECT         QUALITY         PREMIER     HIGH INCOME     HIGH INCOME
                                         QUALITY         QUALITY          INCOME          INCOME     OPPORTUNITY   OPPORTUNITY 2
                                            (NQM)           (NQS)           (NQU)           (NPF)           (NMZ)           (NMD)
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost
   $785,068,402, $741,942,238,
   $1,179,693,451,
   $424,553,674, $390,003,528
   and $228,529,500,
   respectively)                  $  762,538,405  $  705,617,812  $1,165,267,239  $  420,159,010  $  312,644,854  $  169,779,661
Cash                                   3,539,063              --       1,116,139       1,900,196       3,449,703       1,634,156
Unrealized appreciation on
   forward swaps Receivables:                 --              --              --              --         529,980         590,237
   Interest                           12,363,556      11,960,065      19,500,515       6,938,701       8,489,390       5,805,910
   Investments sold                           --         310,000       1,630,000              --         712,098         185,000
   Shares sold                                --              --              --              --          44,117              --
Other assets                             150,663         130,463         224,747          96,823         140,634          83,650
---------------------------------------------------------------------------------------------------------------------------------
   Total assets                      778,591,687     718,018,340   1,187,738,640     429,094,730     326,010,776     178,078,614
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Borrowings                                    --              --              --              --              --      35,000,000
Cash overdraft                                --           5,050              --              --              --              --
Floating rate obligations             85,527,000      19,230,000      53,875,000      42,995,000      10,300,000              --
Unrealized depreciation on
   Recourse Trusts Payables:                  --         715,950              --              --              --         970,350
   Investments purchased               2,782,852              --              --              --       2,018,724         368,878
   Common share dividends              1,956,585       2,020,631       3,156,618       1,032,237       1,925,551       1,143,078
   Preferred share dividends              14,859          17,524          29,120          11,768           8,949             N/A
Accrued expenses:
   Interest on borrowings                     --              --              --              --              --          27,398
   Management fees                       357,936         357,713         576,192         199,507         124,488         103,925
   Shelf offering costs                       --              --              --              --          65,000              --
   Other                                  90,352         232,504         383,382         136,972         124,250          61,148
---------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                90,729,584      22,579,372      58,020,312      44,375,484      14,566,962      37,674,777
---------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at
   liquidation value                 210,700,000     257,925,000     403,600,000     126,850,000      95,000,000             N/A
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares                         $  477,162,103  $  437,513,968  $  726,118,328  $  257,869,246  $  216,443,814  $  140,403,837
=================================================================================================================================
Common shares outstanding             35,820,767      34,015,420      54,219,374      19,888,518      23,978,679      15,947,599
=================================================================================================================================
Net asset value per Common
   share outstanding (net
   assets applicable to Common
   shares,divided by Common
   shares outstanding)            $        13.32  $        12.86  $        13.39  $        12.97  $         9.03  $         8.80
=================================================================================================================================
NET ASSETS APPLICABLE TO COMMON
   SHARES CONSIST OF:
---------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value
   per share                      $      358,208  $      340,154  $      542,194  $      198,885  $      239,787  $      159,476
Paid-in surplus                      499,415,789     473,825,351     755,307,413     276,434,662     339,762,429     227,207,197
Undistributed
   (Over-distribution of) net
   investment income                   1,866,814       2,510,633       4,831,431         844,912       1,056,015       1,277,863
Accumulated net realized gain
   (loss) from investments and
   derivative transactions            (1,948,711)     (2,121,794)    (20,136,498)    (15,214,549)    (47,785,723)    (29,110,747)
Net unrealized appreciation
   (depreciation) of
   investments and derivative
   transactions                      (22,529,997)    (37,040,376)    (14,426,212)     (4,394,664)    (76,828,694)    (59,129,952)
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares                         $  477,162,103  $  437,513,968  $  726,118,328  $  257,869,246  $  216,443,814  $  140,403,837
=================================================================================================================================
Authorized shares:
   Common                            200,000,000     200,000,000     200,000,000     200,000,000       Unlimited       Unlimited
   Preferred                           1,000,000       1,000,000       1,000,000       1,000,000       Unlimited       Unlimited
=================================================================================================================================

N/A - High Income Opportunity 2 (NMD) did not issue Preferred shares during the period November 15, 2007 (commencement of operations) through April 30, 2009.

                                 See accompanying notes to financial statements.

82 Nuveen Investments

| Statement of OPERATIONS Six Months Ended April 30, 2009 (Unaudited)

                                      INVESTMENT          SELECT         QUALITY         PREMIER     HIGH INCOME     HIGH INCOME
                                         QUALITY         QUALITY          INCOME          INCOME     OPPORTUNITY   OPPORTUNITY 2
                                            (NQM)           (NQS)           (NQU)           (NPF)           (NMZ)           (NMD)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                 $   21,044,768  $   21,395,751  $   32,792,735  $   11,227,882  $   14,233,526  $    8,290,962
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                        2,121,486       2,125,649       3,431,446       1,172,843       1,166,315         636,492
Preferred shares - auction fees          283,290         331,116         515,422         157,260         139,751             N/A
Preferred shares - dividend
   disbursing agent fees                  24,795          24,795          29,753          14,877          14,863             N/A
Shareholders' servicing agent
   fees and expenses                      24,920          22,117          36,546          13,481           1,246             189
Interest expense                         402,378          68,741         244,313         247,882          48,542         202,964
Custodian's fees and expenses             59,062          60,061         122,163          34,290          50,498          28,048
Directors'/Trustees' fees and
   expenses                               13,504          13,623          22,246           7,339           6,386           3,271
Professional fees                         34,642          33,609          51,231          21,267         278,106          39,832
Shareholders' reports -
   printing and mailing
   expenses                               81,210          81,551         127,214          50,092          53,912          20,200
Stock exchange listing fees                6,128           5,829           9,221           4,568           1,636           9,713
Investor relations expense                14,900          15,325          24,148           8,203           8,078              --
Shelf offering expenses                       --              --              --              --         190,495              --
Other expenses                            24,445          23,843          31,230          18,653          13,338           5,605
---------------------------------------------------------------------------------------------------------------------------------
Total expenses before
   custodian fee credit and
   expense reimbursement               3,090,760       2,806,259       4,644,933       1,750,755       1,973,166         946,314
   Custodian fee credit                  (25,692)        (28,536)        (21,366)        (14,029)         (1,135)            (44)
   Expense reimbursement                      --              --              --              --        (402,868)             --
---------------------------------------------------------------------------------------------------------------------------------
Net expenses                           3,065,068       2,777,723       4,623,567       1,736,726       1,569,163         946,270
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                 17,979,700      18,618,028      28,169,168       9,491,156      12,664,363       7,344,692
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
   (LOSS)
Net realized gain (loss) from:
   Investments                        (2,095,466)       (644,769)    (10,436,688)     (7,360,519)    (28,947,905)    (22,239,402)
   Forward swaps                              --              --              --      (4,125,000)             --              --
   Futures                                    --              --              --              --      (4,745,444)     (1,836,946)
Change in net unrealized
   appreciation (depreciation)
   of:
   Investments                        40,883,496      26,124,570      43,761,882      31,238,396      20,788,682      19,093,388
   Forward swaps                              --              --              --       3,882,335         529,980         590,237
   Futures                                    --              --              --              --      (1,213,249)       (469,645)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
   gain (loss)                        38,788,030      25,479,801      33,325,194      23,635,212     (13,587,936)     (4,862,368)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED
   SHAREHOLDERS
From net investment income              (995,968)     (1,451,136)     (2,256,848)       (684,093)       (703,566)            N/A
From accumulated net realized
   gains                                (401,006)             --              --              --              --             N/A
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to Common shares
   from distributions to
   Preferred shareholders             (1,396,974)     (1,451,136)     (2,256,848)       (684,093)       (703,566)            N/A
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from operations         $   55,370,756  $   42,646,693  $   59,237,514  $   32,442,275  $   (1,627,139) $    2,482,324
=================================================================================================================================

N/A - High Income Opportunity 2 (NMD) did not issue Preferred shares during the period November 15, 2007 (commencement of operations) through April 30, 2009.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 83

| Statement of CHANGES in NET ASSETS (Unaudited)

                                                    INVESTMENT QUALITY (NQM)             SELECT QUALITY (NQS)
                                                --------------------------------  ---------------------------------
                                                     SIX MONTHS             YEAR       SIX MONTHS             YEAR
                                                          ENDED            ENDED            ENDED            ENDED
                                                        4/30/09         10/31/08          4/30/09         10/31/08
-------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                           $    17,979,700  $    36,319,392  $    18,618,028  $    36,616,331
Net realized gain (loss) from:
   Investments                                       (2,095,466)       1,970,511         (644,769)        (525,514)
   Forward swaps                                             --               --               --               --
   Futures                                                   --               --               --               --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                       40,883,496     (102,361,574)      26,124,570     (101,745,781)
   Forward swaps                                             --               --               --               --
   Futures                                                   --               --               --               --
Distributions to Preferred Shareholders:
   From net investment income                          (995,968)     (10,309,882)      (1,451,136)     (10,295,198)
   From accumulated net realized gains                 (401,006)              --               --               --
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from operations       55,370,756      (74,381,553)      42,646,693      (75,950,162)
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                          (13,508,019)     (27,513,935)     (13,674,200)     (27,346,151)
From accumulated net realized gains                  (1,071,041)              --               --               --
-------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common
   shares from distributions to Common
   shareholders                                     (14,579,060)     (27,513,935)     (13,674,200)     (27,346,151)
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Proceeds from sale of shares, net of
     offering costs adjustments                              --               --               --               --
   Proceeds from shelf offering, net of
     offering costs adjustments                              --               --               --               --
   Net proceeds from shares issued to
     shareholders due to reinvestment of
     distributions                                           --               --               --          167,321
   Repurchased                                               --               --               --               --
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from capital
   share transactions                                        --               --               --          167,321
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                       40,791,696     (101,895,488)      28,972,493     (103,128,992)
Net assets applicable to Common shares at the
   beginning of period                              436,370,407      538,265,895      408,541,475      511,670,467
-------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the
   end of period                                $   477,162,103  $   436,370,407  $   437,513,968  $   408,541,475
===================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of period       $     1,866,814  $    (1,608,899) $     2,510,633  $      (982,059)
===================================================================================================================

                                 See accompanying notes to financial statements.

84 Nuveen Investments

                                                       QUALITY INCOME (NQU)              PREMIER INCOME (NPF)
                                                --------------------------------  ---------------------------------
                                                     SIX MONTHS             YEAR       SIX MONTHS             YEAR
                                                          ENDED            ENDED            ENDED            ENDED
                                                        4/30/09         10/31/08          4/30/09         10/31/08
-------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                           $    28,169,168  $    56,052,360  $     9,491,156  $    18,713,212
Net realized gain (loss) from:
Investments                                         (10,436,688)       2,043,801       (7,360,519)      (3,335,364)
Forward swaps                                                --               --       (4,125,000)        (247,000)
Futures                                                      --               --               --               --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                       43,761,882     (124,593,451)      31,238,396      (53,822,222)
   Forward swaps                                             --               --        3,882,335       (4,012,094)
   Futures                                                   --               --               --               --
Distributions to Preferred Shareholders:
   From net investment income                        (2,256,848)     (16,361,736)        (684,093)      (5,664,126)
   From accumulated net realized gains                       --               --               --               --
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from operations       59,237,514      (82,859,026)      32,442,275      (48,367,594)
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                          (20,711,804)     (39,634,364)      (6,924,819)     (13,435,852)
From accumulated net realized gains                          --               --               --               --
-------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common
   shares from distributions to Common
   shareholders                                     (20,711,804)     (39,634,364)      (6,924,819)     (13,435,852)
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Proceeds from sale of shares, net of
     offering costs adjustments                              --               --               --               --
   Proceeds from shelf offering, net of
     offering costs adjustments                              --               --               --               --
   Net proceeds from shares issued to
     shareholders due to reinvestment of
     distributions                                           --               --               --               --
   Repurchased                                               --               --         (165,375)         (57,215)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from capital
   share transactions                                        --               --         (165,375)         (57,215)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                       38,525,710     (122,493,390)      25,352,081      (61,860,661)
Net assets applicable to Common shares at the
   beginning of period                              687,592,618      810,086,008      232,517,165      294,377,826
-------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the
   end of period                                $   726,118,328  $   687,592,618  $   257,869,246  $   232,517,165
===================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of period       $     4,831,431  $      (369,085) $       844,912  $    (1,037,332)
===================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 85

| Statement of CHANGES in NET ASSETS (continued) (Unaudited)

                                                           HIGH INCOME                        HIGH INCOME
                                                        OPPORTUNITY (NMZ)                 OPPORTUNITY 2 (NMD)
                                                --------------------------------  ------------------------------------
                                                                                                        FOR THE PERIOD
                                                                                                              11/15/07
                                                     SIX MONTHS             YEAR       SIX MONTHS        (COMMENCEMENT
                                                          ENDED            ENDED            ENDED        OF OPERATIONS)
                                                        4/30/09         10/31/08          4/30/09     THROUGH 10/31/08
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                           $    12,664,363  $    30,750,774  $     7,344,692  $        14,031,123
Net realized gain (loss) from:
   Investments                                      (28,947,905)     (13,697,890)     (22,239,402)          (6,437,236)
   Forward swaps                                             --               --               --                   --
   Futures                                           (4,745,444)        (704,149)      (1,836,946)           1,400,745
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                       20,788,682     (122,536,846)      19,093,388          (78,813,577)
   Forward swaps                                        529,980               --          590,237                   --
   Futures                                           (1,213,249)       1,213,249         (469,645)             469,645
Distributions to Preferred Shareholders:
   From net investment income                          (703,566)      (5,489,754)             N/A                  N/A
   From accumulated net realized gains                       --         (526,498)             N/A                  N/A
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from operations       (1,627,139)    (110,991,114)       2,482,324          (69,349,300)
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                          (12,910,561)     (23,458,428)      (7,636,192)         (12,459,756)
From accumulated net realized gains                          --       (2,146,329)              --                   --
-----------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common
   shares from distributions to Common
   shareholders                                     (12,910,561)     (25,604,757)      (7,636,192)         (12,459,756)
-----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Proceeds from sale of shares, net of
     offering costs                                          --               --               --          225,146,250
   Proceeds from shelf offering, net of
     offering costs adjustments                         542,263        4,544,766               --                   --
   Net proceeds from shares issued to
     shareholders due to reinvestment of
     distributions                                      316,378          690,395          813,135            1,307,101
   Repurchased                                               --               --               --                   --
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from capital
   share transactions                                   858,641        5,235,161          813,135          226,453,351
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                      (13,679,059)    (131,360,710)      (4,340,733)         144,644,295
Net assets applicable to Common shares at the
   beginning of period                              230,122,873      361,483,583      144,744,570              100,275
-----------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the
   end of period                                $   216,443,814  $   230,122,873  $   140,403,837  $       144,744,570
=======================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of period       $     1,056,015  $     2,005,779  $     1,277,863  $         1,569,363
=======================================================================================================================

N/A - High Income Opportunity 2 (NMD) did not issue Preferred shares during the period November 15, 2007 (commencement of operations) through April 30, 2009.

                                 See accompanying notes to financial statements.

86 Nuveen Investments

| Statement of CASH FLOWS Six Months Ended April 30, 2009 (Unaudited)

                                                                              INVESTMENT         PREMIER     HIGH INCOME
                                                                                 QUALITY          INCOME   OPPORTUNITY 2
                                                                                    (NQM)           (NPF)           (NMD)
-------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
   OPERATIONS                                                             $   55,370,756  $   32,442,275  $    2,482,324
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by
   (used in) operating activities:
   Purchases of investments                                                  (25,769,868)    (19,970,946)    (39,773,751)
   Proceeds from sales and maturities of investments                          28,188,473      23,612,910      57,716,503
   Proceeds from (Purchases of) short-term investments, net                    1,167,000       9,375,000              --
   Proceeds from (Payments for) terminated forward swaps                              --      (4,125,000)             --
   Proceeds from (Payments for) closed/expired futures contracts                      --              --      (1,836,946)
   Amortization (Accretion) of premiums and discounts, net                      (184,696)     (2,173,852)       (287,857)
   (Increase) Decrease in receivable for interest                                 52,175        (162,836)        625,614
   (Increase) Decrease in receivable for investments sold                         10,000         409,722        (170,000)
   (Increase) Decrease in receivable for variation margin on futures
     contracts                                                                        --              --         128,250
   (Increase) Decrease in other assets                                           (69,789)        (42,103)            697
   Increase (Decrease) in payable for investments purchased                   (1,746,563)             --         368,878
   Increase (Decrease) in payable for Preferred share dividends                  (47,954)        (13,639)            N/A
   Increase (Decrease) in accrued interest on borrowings                              --              --        (185,517)
   Increase (Decrease) in accrued management fees                                  3,434           6,472         (16,465)
   Increase (Decrease) in accrued other liabilities                             (117,589)        (39,954)         14,039
   Net realized (gain) loss from investments                                   2,095,466       7,360,519      22,239,402
   Net realized (gain) loss from forward swaps                                        --       4,125,000              --
   Net realized (gain) loss from futures                                              --              --       1,836,946
   Change in net unrealized (appreciation) depreciation of investments       (40,883,496)    (31,238,396)    (19,093,388)
   Change in net unrealized (appreciation) depreciation of forward swaps              --      (3,882,335)       (590,237)
   Taxes paid on undistributed capital gains                                      (4,652)             --             (88)
-------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                        18,062,697      15,682,837      23,458,404
-------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (Decrease) in cash overdraft balance                                         --              --      (9,539,448)
Increase (Decrease) in floating rate obligations                              13,145,000      (9,835,000)             --
Increase (Decrease) in borrowings                                                     --              --      (5,000,000)
Cash distributions paid to Common shareholders                               (14,566,935)     (6,901,305)     (6,812,300)
Increase (Decrease) in accrued offering costs                                         --              --        (472,500)
Cost of Common shares repurchased                                                     --        (165,375)             --
Increase (Decrease) in Preferred shares                                      (18,750,000)             --             N/A
-------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                       (20,171,935)    (16,901,680)    (21,824,248)
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                               (2,109,238)     (1,218,843)      1,634,156
Cash at the beginning of period                                                5,648,301       3,119,039              --
-------------------------------------------------------------------------------------------------------------------------
CASH AT THE END OF PERIOD                                                 $    3,539,063  $    1,900,196  $    1,634,156
=========================================================================================================================

N/A - High Income Opportunity 2 (NMD) did not issue Preferred shares during the six months ended April 30, 2009.

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid by Investment Quality (NQM), Premier Income (NPF) and High Income Opportunity 2 (NMD) for interest was $402,378, $247,882 and $388,481, respectively.

Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $0, $0 and $813,135, for Investment Quality (NQM), Premier Income (NPF) and High Income Opportunity 2 (NMD), respectively.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 87

| Notes to FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Investment Quality Municipal Fund, Inc. (NQM), Nuveen Select Quality Municipal Fund, Inc. (NQS), Nuveen Quality Income Municipal Fund, Inc. (NQU), Nuveen Premier Municipal Income Fund, Inc. (NPF), Nuveen Municipal High Income Opportunity Fund (NMZ) and Nuveen Municipal High Income Opportunity Fund 2 (NMD) (collectively, the "Funds"). Common shares of Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU), Premier Income (NPF) and High Income Opportunity 2 (NMD) are traded on the New York Stock Exchange while Common shares of High Income Opportunity (NMZ) are traded on the NYSE Amex (formerly, American Stock Exchange). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, management investment companies.

Prior to the commencement of operations, High Income Opportunity 2 (NMD) had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and the recording of the organization expenses ($11,000) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Directors/Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At April 30, 2009, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

88 Nuveen Investments

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

Preferred Shares

High Income Opportunity 2 (NMD) did not issue Preferred shares during the six months ended April 30, 2009. The Funds below have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of April 30, 2009, the number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                      INVESTMENT         SELECT        QUALITY        PREMIER    HIGH INCOME
                         QUALITY        QUALITY         INCOME         INCOME    OPPORTUNITY
                           (NQM)          (NQS)          (NQU)          (NPF)          (NMZ)
---------------------------------------------------------------------------------------------
Number of shares:
   Series M                1,750          1,849          2,678            769          1,826
   Series T                1,750          1,849          2,680          2,153            987
   Series W                1,749          2,589          2,679             --            987
   Series W2                  --             --          1,857             --             --
   Series TH               1,429          1,442          3,571          2,152             --
   Series F                1,750          2,588          2,679             --             --
---------------------------------------------------------------------------------------------
Total                      8,428         10,317         16,144          5,074          3,800
=============================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

                                                           Nuveen Investments 89

| Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

These developments have generally not affected the portfolio management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may be lower then they otherwise would have been. As of April 30, 2009, the aggregate amount of outstanding Preferred shares redeemed by each Fund is as follows:

                                                                                                                      HIGH
                                                    INVESTMENT         SELECT        QUALITY        PREMIER         INCOME
                                                       QUALITY        QUALITY         INCOME         INCOME    OPPORTUNITY
                                                          (NQM)          (NQS)          (NQU)          (NPF)          (NMZ)
---------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed, at liquidation value  $  90,300,000  $  21,075,000  $  48,400,000  $  38,150,000  $  60,000,000
===========================================================================================================================

Organization and Offering Costs

Nuveen Investments, LLC has agreed to reimburse all organizational costs (approximately $11,000) and pay all Common share offering costs (other than the sales load) that exceed $.03 per Common share of High Income Opportunity Fund 2
(NMD). High Income Opportunity Fund 2's (NMD) share of Common share offering costs ($472,500) were recorded as reductions of the proceeds from the sale of Common shares.

Common Shares Shelf Offering

On April 1, 2009, a registration statement filed with the Securities and Exchange Commission by High Income Opportunity (NMZ) became effective. This registration statement enables the Fund to issue up to 1,900,000 additional shares of common stock through an ongoing shelf offering. Under this equity shelf program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund's NAV per common share. During the period ended April 30, 2009, High Income Opportunity (NMZ) cumulatively issued 58,508 shares at an average price of $9.98 and an average premium to NAV of 13.60% per common share.

Shelf Offering Costs

Costs incurred by High Income Opportunity (NMZ) in connection with the offering of its additional Common shares are recorded as a deferred charge which are amortized over the period such additional Common shares are sold not to exceed the one-year life of the shelf offering period.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse

90 Nuveen Investments
floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No.
140) "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities." In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in "Investment Income" the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is included as a component of "Interest expense" on the Statement of Operations.

During the six months ended April 30, 2009, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

At April 30, 2009, each Fund's maximum exposure to externally-deposited Recourse Trusts, is as follows:

                                          INVESTMENT         SELECT        QUALITY        PREMIER    HIGH INCOME    HIGH INCOME
                                             QUALITY        QUALITY         INCOME         INCOME    OPPORTUNITY  OPPORTUNITY 2
                                                (NQM)          (NQS)          (NQU)          (NPF)          (NMZ)          (NMD)
--------------------------------------------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts    $          --  $  18,750,000  $   7,500,000  $  14,608,400  $          --  $  22,250,000
================================================================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended April 30, 2009, were as follows:

                                          INVESTMENT         SELECT        QUALITY        PREMIER    HIGH INCOME
                                             QUALITY        QUALITY         INCOME         INCOME    OPPORTUNITY
                                                (NQM)          (NQS)          (NQU)          (NPF)          (NMZ)
-----------------------------------------------------------------------------------------------------------------
Average floating rate obligations      $  72,720,840  $  11,869,475  $  43,806,017  $  45,713,066  $  10,300,000
Average annual interest rate and fees           1.12%          1.17%          1.12%          1.09%          0.95%
=================================================================================================================

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. Premier Income (NPF), High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD) invested in forward interest rate swap transactions during the six months ended April 30, 2009.

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

                                                           Nuveen Investments 91

| Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized in the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable. High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD) invested in futures contracts during the six months ended April 30, 2009.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Market and Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk). Similar to credit risk, each Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

92 Nuveen Investments

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) "Fair Value Measurements." SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of each Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

      Level 1 - Quoted prices in active markets for identical securities.

      Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

      Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of April 30, 2009:

INVESTMENT QUALITY INCOME (NQM)       LEVEL 1          LEVEL 2      LEVEL 3            TOTAL
---------------------------------------------------------------------------------------------
Investments                      $         --  $   762,538,405  $        --  $   762,538,405
=============================================================================================

SELECT QUALITY (NQS)                  LEVEL 1          LEVEL 2      LEVEL 3            TOTAL
---------------------------------------------------------------------------------------------
Investments                      $         --  $   705,617,812  $        --  $   705,617,812
=============================================================================================

QUALITY INCOME (NQU)                  LEVEL 1          LEVEL 2      LEVEL 3            TOTAL
---------------------------------------------------------------------------------------------
Investments                      $         --  $ 1,165,267,239  $        --  $ 1,165,267,239
=============================================================================================

PREMIER INCOME (NPF)                  LEVEL 1          LEVEL 2      LEVEL 3            TOTAL
---------------------------------------------------------------------------------------------
Investments                      $         --  $   420,159,010  $        --  $   420,159,010
=============================================================================================

HIGH INCOME OPPORTUNITY (NMZ)         LEVEL 1          LEVEL 2      LEVEL 3            TOTAL
---------------------------------------------------------------------------------------------
Investments                      $         --  $   312,644,854  $        --  $   312,644,854
Derivatives*                               --          529,980           --          529,980
---------------------------------------------------------------------------------------------
Total                            $         --  $   313,174,834  $        --  $   313,174,834
=============================================================================================

HIGH INCOME OPPORTUNITY 2 (NMD)       LEVEL 1          LEVEL 2      LEVEL 3            TOTAL
---------------------------------------------------------------------------------------------
Investments                      $         --  $   169,779,661  $        --  $   169,779,661
Derivatives*                               --          590,237           --          590,237
---------------------------------------------------------------------------------------------
Total                                    $ --  $   170,369,898         $ --  $   170,369,898
=============================================================================================

* Represents net unrealized appreciation (depreciation). Derivatives include outstanding forwards, futures and swap contracts, where applicable. See Investments in Derivatives within the Fund's Portfolio of Investments for derivatives outstanding at the end of the reporting period.

                                                           Nuveen Investments 93

| Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

3. FUND SHARES

Common Shares

The Funds' Board of Directors/Trustees approved an open-market share repurchase program on July 10, 2007, for Premium Income (NPF) and on July 30, 2008, for Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU), High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD) under which each Fund may repurchase an aggregate of up to approximately 10% of its outstanding Common Shares.

Transactions in Common shares were as follows:

                                     INVESTMENT QUALITY (NQM)        SELECT QUALITY (NQS)           QUALITY INCOME (NQU)
                                   ----------------------------  ----------------------------  ------------------------------
                                      SIX MONTHS     YEAR ENDED     SIX MONTHS     YEAR ENDED     SIX MONTHS       YEAR ENDED
                                   ENDED 4/30/09       10/31/08  ENDED 4/30/09       10/31/08  ENDED 4/30/09         10/31/08
------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to
   reinvestment of
   distributions                              --             --             --         11,184             --               --
   Repurchased                                --             --             --             --             --               --
------------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased                --             --             --             --             --               --
   Discount per share repurchased             --             --             --             --             --               --
==============================================================================================================================

                                                                            HIGH                            HIGH
                                        PREMIER INCOME (NPF)       INCOME OPPORTUNITY (NMZ)      INCOME OPPORTUNITY 2 (NMD)
                                   ----------------------------  ----------------------------  ------------------------------
                                                                                                                      FOR THE
                                                                                                              PERIOD 11/15/07
                                                                                                                (COMMENCEMENT
                                                                                                                OF OPERATIONS)
                                      SIX MONTHS     YEAR ENDED     SIX MONTHS     YEAR ENDED     SIX MONTHS          THROUGH
                                   ENDED 4/30/09       10/31/08  ENDED 4/30/09       10/31/08  ENDED 4/30/09         10/31/08
------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Sold*                                      --             --             --             --             --       15,750,000
   Sold through shelf offering**              --             --         58,508        297,054             --               --
   Issued to shareholders due to
   reinvestment of
   distributions                              --             --         33,838         48,248         93,860           96,739
   Repurchased                           (15,700)        (4,500)            --             --             --               --
------------------------------------------------------------------------------------------------------------------------------
                                         (15,700)        (4,500)        92,346        345,302         93,860       15,846,739
==============================================================================================================================
Weighted average Common share:
   Price per share repurchased             10.51          12.69             --             --             --               --
   Discount per share repurchased          17.21%         12.99%            --             --             --               --
   Premium per shelf offering
     share sold                               --             --          13.60%          4.99%            --               --
==============================================================================================================================

* High Income Opportunity 2 (NMD) was the only Fund to sell shares of Common stock during the fiscal year ended October 31, 2008.

** High Income Opportunity (NMZ) is the only Fund authorized to issue additional shares of its Common stock through a shelf offering.

94 Nuveen Investments

Preferred Shares

High Income Opportunity 2 (NMD) did not issue Preferred shares during the period November 15, 2007 (commencement of operations) through April 30, 2009. Transactions in Preferred shares were as follows:

                                   INVESTMENT QUALITY (NQM)                             SELECT QUALITY (NQS)
                           ------------------------------------------------  -------------------------------------------------
                                  SIX MONTHS              YEAR ENDED                 SIX MONTHS             YEAR ENDED
                                ENDED 4/30/09              10/31/08                ENDED 4/30/09             10/31/08
------------------------------------------------------------------------------------------------------------------------------
                             SHARES         AMOUNT    SHARES         AMOUNT    SHARES         AMOUNT    SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed
and/or noticed for redemption:
   Series M                     156  $   3,900,000       594  $  14,850,000        69  $   1,725,000        82  $   2,050,000
   Series T                     156      3,900,000       594     14,850,000        69      1,725,000        82      2,050,000
   Series W                     156      3,900,000       595     14,875,000        97      2,425,000       114      2,850,000
   Series TH                    126      3,150,000       485     12,125,000        54      1,350,000        64      1,600,000
   Series F                     156      3,900,000       594     14,850,000        97      2,425,000       115      2,875,000
------------------------------------------------------------------------------------------------------------------------------
Total                           750  $  18,750,000     2,862  $  71,550,000       386  $   9,650,000       457  $  11,425,000
==============================================================================================================================

                                          QUALITY INCOME (NQU)                              PREMIER INCOME (NPF)
                           ------------------------------------------------  -------------------------------------------------
                                  SIX MONTHS              YEAR ENDED                 SIX MONTHS             YEAR ENDED
                                ENDED 4/30/09              10/31/08                ENDED 4/30/09             10/31/08
------------------------------------------------------------------------------------------------------------------------------
                             SHARES         AMOUNT    SHARES         AMOUNT    SHARES         AMOUNT    SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed
and/or noticed for redemption:
   Series M                      85  $   2,125,000       237  $   5,925,000        --  $          --       231  $   5,775,000
   Series T                      84      2,100,000       236      5,900,000        --             --       647     16,175,000
   Series W                      85      2,125,000       236      5,900,000        --             --        --             --
   Series W2                     59      1,475,000       164      4,100,000        --             --        --             --
   Series TH                    113      2,825,000       316      7,900,000        --             --       648     16,200,000
   Series F                      85      2,125,000       236      5,900,000        --             --        --             --
------------------------------------------------------------------------------------------------------------------------------
Total                           511  $  12,775,000     1,425  $  35,625,000        --  $          --     1,526  $  38,150,000
==============================================================================================================================

                                                 HIGH INCOME OPPORTUNITY (NMZ)
                                  ----------------------------------------------------------
                                            SIX MONTHS                   YEAR ENDED
                                          ENDED 4/30/09                   10/31/08
---------------------------------------------------------------------------------------------
                                         SHARES         AMOUNT         SHARES         AMOUNT
---------------------------------------------------------------------------------------------
Preferred shares redeemed and/or
noticed for redemption:
   Series M                                 864  $  21,600,000            310  $   7,750,000
   Series T                                 468     11,700,000            145      3,625,000
   Series W                                 468     11,700,000            145      3,625,000
---------------------------------------------------------------------------------------------
Total                                     1,800  $  45,000,000            600  $  15,000,000
=============================================================================================

4. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended April 30, 2009, were as follows:

                           INVESTMENT           SELECT          QUALITY          PREMIER      HIGH INCOME      HIGH INCOME
                              QUALITY          QUALITY           INCOME           INCOME      OPPORTUNITY    OPPORTUNITY 2
                                 (NQM)            (NQS)            (NQU)            (NPF)            (NMZ)            (NMD)
---------------------------------------------------------------------------------------------------------------------------
Purchases             $    25,769,868  $    17,950,970  $    64,251,950  $    19,970,946  $    32,967,859  $    39,773,751
Sales and maturities       28,188,473       22,778,798       69,485,686       23,612,910       98,396,623       57,716,503
===========================================================================================================================

5. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No.140, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

                                                           Nuveen Investments 95

| Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

At April 30, 2009, the cost of investments was as follows:

                                           INVESTMENT         SELECT         QUALITY        PREMIER    HIGH INCOME     HIGH INCOME
                                              QUALITY        QUALITY          INCOME         INCOME    OPPORTUNITY   OPPORTUNITY 2
                                                 (NQM)          (NQS)           (NQU)          (NPF)          (NMZ)           (NMD)
------------------------------------------------------------------------------------------------------------------------------------
Cost of investments                    $  699,161,100  $ 722,114,360  $1,124,719,311  $ 381,534,068  $ 379,060,833  $  228,347,208
====================================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 2009, were as follows:

                                           INVESTMENT         SELECT         QUALITY        PREMIER    HIGH INCOME     HIGH INCOME
                                              QUALITY        QUALITY          INCOME         INCOME    OPPORTUNITY   OPPORTUNITY 2
                                                 (NQM)          (NQS)           (NQU)          (NPF)          (NMZ)           (NMD)
------------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                        $   33,869,070  $  26,643,481  $   61,098,371  $  16,674,580  $  11,657,691  $    2,279,442
   Depreciation                           (55,868,210)   (62,378,583)    (74,425,549)   (21,050,307)   (88,374,545)    (60,846,989)
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments       $  (21,999,140) $ (35,735,102) $  (13,327,178) $  (4,375,727) $ (76,716,854) $  (58,567,547)
====================================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2008, the Funds' last tax year end, were as follows:

                                           INVESTMENT         SELECT         QUALITY        PREMIER    HIGH INCOME     HIGH INCOME
                                              QUALITY        QUALITY          INCOME         INCOME    OPPORTUNITY   OPPORTUNITY 2
                                                 (NQM)          (NQS)           (NQU)          (NPF)          (NMZ)           (NMD)
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *  $      328,574  $     733,623  $    2,110,016  $      53,378  $   2,110,031  $    2,712,540
Undistributed net ordinary income **          101,745         77,105              --             --      1,153,312             566
Undistributed net long-term capital
   gains                                    1,470,419             --              --             --             --              --
====================================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2008, paid on November 3, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' last tax year ended October 31, 2008 was designated for purposes of the dividends paid deduction as follows:

                                           INVESTMENT         SELECT         QUALITY        PREMIER    HIGH INCOME     HIGH INCOME
                                              QUALITY        QUALITY          INCOME         INCOME    OPPORTUNITY   OPPORTUNITY 2
                                                 (NQM)          (NQS)           (NQU)          (NPF)          (NMZ)           (NMD)*
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt
   income                              $   37,735,721  $  37,664,043  $   55,938,511  $  19,090,394  $  28,742,490  $   11,191,457
Distributions from net ordinary
   income **                                  202,710             --              --             --         87,468              --
Distributions from net long-term
   capital gains                                   --             --              --             --      2,667,895              --
====================================================================================================================================

* For the period November 15, 2007 (commencement of operations) through October 31, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

96 Nuveen Investments

At October 31, 2008, the Funds' last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                            SELECT        QUALITY        PREMIER    HIGH INCOME    HIGH INCOME
                           QUALITY         INCOME         INCOME    OPPORTUNITY  OPPORTUNITY 2
                              (NQS)          (NQU)          (NPF)          (NMZ)          (NMD)
-----------------------------------------------------------------------------------------------
Expiration:
   October 31, 2011  $          --  $   9,667,686  $          --  $          --  $          --
   October 31, 2013             --             --        156,322             --             --
   October 31, 2014      1,047,056             --             --             --             --
   October 31, 2016        355,308             --      3,445,683     12,880,924      4,564,842
-----------------------------------------------------------------------------------------------
Total                $   1,402,364  $   9,667,686  $   3,602,005  $  12,880,924  $   4,564,842
===============================================================================================

6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                                        INVESTMENT QUALITY (NQM)
                                                            SELECT QUALITY (NQS)
                                                            QUALITY INCOME (NQU)
                                                            PREMIER INCOME (NPF)
AVERAGE DAILY NET ASSETS (1)                                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                                   HIGH INCOME OPPORTUNITY (NMZ)
                                            HIGH INCOME OPPORTUNITY FUND 2 (NMD)
AVERAGE DAILY NET ASSETS (1)                                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .5500%
For the next $125 million                                                 .5375
For the next $250 million                                                 .5250
For the next $500 million                                                 .5125
For the next $1 billion                                                   .5000
For net assets over $2 billion                                            .4750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of April 30, 2009, the complex-level fee rate was .1998%.

                                                           Nuveen Investments 97

| Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

The complex-level fee schedule is as follows:

COMPLEX-LEVEL NET ASSET BREAKPOINT LEVEL (1) EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets includes assets managed by the Adviser that are attributable to each fund's use of financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of High Income Opportunity's (NMZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
NOVEMBER 30,                                     NOVEMBER 30,
--------------------------------------------------------------------------------
2003*                        .32%                2009                       .24%
2004                         .32                 2010                       .16
2005                         .32                 2011                       .08
2006                         .32
2007                         .32
2008                         .32
================================================================================

*     From the commencement of operations.

98 Nuveen Investments

The Adviser has not agreed to reimburse High Income Opportunity (NMZ) for any portion of its fees and expenses beyond November 30, 2011.

The Adviser has agreed to waive 100% of High Income Opportunity 2's (NMD) management fee from November 15, 2007 (commencement of operations) through February 29, 2008, 50% of the management fee for the period March 1, 2008 through May 31, 2008, and 25% of the management fee for the period June 1, 2008 through August 31, 2008. The Adviser has not agreed to waive any portion of High Income Opportunity 2's (NMD) management fee beyond August 31, 2008.

During the six months ended April 30, 2009, Nuveen Investments, LLC received commissions of $3,504 related to the sale of Common shares as a result of the High Income Opportunity (NMZ) shelf offering.

7. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of April 30, 2009, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Financial Accounting Standards Board Staff Position No. 157-4 (FSP No. 157-4)

On April 9, 2009, the Financial Accounting Standards Board issued FSP No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly." FSP No. 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, "Fair Value Measurements," when the volume and level of activity for the asset or liability have significantly decreased. FSP No. 157-4 also requires additional disaggregation of the current SFAS No. 157 required disclosures. FSP No. 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP No. 157-4 and the impact it will have on the financial statement disclosures.

8. BORROWINGS

During January 2008, credit issues associated with sub-prime mortgages and municipal bond insurers caused High Income Opportunity 2 (NMD) to postpone its preferred shares offering, and subsequent failed auctions of the preferred shares issued by other closed-end funds have postponed the issuance of the Fund's preferred shares indefinitely. Management determined that leveraging the Fund with debt as a replacement for preferred shares continued to benefit the Funds' shareholders. During 2008 the Fund entered into a $50 million senior committed secured 364-day revolving line of credit with the custodian bank. Amounts drawn on the line are recognized as "Borrowings" on the Statement of Assets and Liabilities.

For the six months ended April 30, 2009, the average daily balance outstanding on borrowings and average interest rate was $39,613,260 and 1.03%, respectively. Interest on the revolving line of credit was calculated at a rate per annum of the Federal Funds Rate plus .75%. Interest expense incurred on such borrowings is included as a component of "Interest expense" on the Statement of Operations.

9. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on June 1, 2009, to shareholders of record on May 15, 2009, as follows:

                        INVESTMENT          SELECT         QUALITY         PREMIER     HIGH INCOME     HIGH INCOME
                           QUALITY         QUALITY          INCOME          INCOME     OPPORTUNITY   OPPORTUNITY 2
                              (NQM)           (NQS)           (NQU)           (NPF)           (NMZ)           (NMD)
-------------------------------------------------------------------------------------------------------------------
Dividend per share  $        .0635  $        .0740  $        .0685  $        .0630  $        .0835  $        .0800
===================================================================================================================

                                                           Nuveen Investments 99

|      Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

Auction Participation Fees

Effective May 1, 2009, auction participation fees for Nuveen Preferred shares with respect to auctions that have failed have been reduced from 25 bps (annualized) to 15 bps (annualized). All auction participants have signed new agreements incorporating this change.

Shelf Offering

On May 29, 2009, High Income Opportunity Fund 2 (NMD) filed with the Securities and Exchange Commission (SEC) a registration statement seeking to register additional shares of common stock. This registration statement, if declared effective by the SEC, would enable the Fund to issue to the public additional common shares in an amount up to ten percent of the Fund's currently issued and outstanding common shares through an ongoing shelf offering. Under this equity shelf program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund's NAV per common share.

100 Nuveen Investments

| Financial HIGHLIGHTS (Unaudited)

                                                          Nuveen Investments 101

| Financial HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                                   Investment Operations
                                           ---------------------------------------------------------------------
                                                                       Distributions   Distributions
                                                                            from Net            from
                                Beginning                                 Investment         Capital
                                   Common                         Net      Income to        Gains to
                                    Share          Net      Realized/      Preferred       Preferred
                                Net Asset   Investment     Unrealized         Share-          Share-
                                    Value       Income    Gain (Loss)        holders+        holders+      Total
-----------------------------------------------------------------------------------------------------------------
INVESTMENT QUALITY (NQM)
-----------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                   $         12.18  $       .50  $        1.09  $        (.03)  $        (.01)  $    1.55
2008                                15.03         1.01          (2.80)          (.29)             --       (2.08)
2007                                15.71         1.02           (.60)          (.30)             --         .12
2006                                15.49         1.05            .42           (.24)           (.03)       1.20
2005                                16.06         1.05           (.39)          (.16)           (.01)        .49
2004                                15.65         1.07            .43           (.08)             --        1.42

SELECT QUALITY (NQS)
-----------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                             12.01          .55            .74           (.04)             --        1.25
2008                                15.05         1.08          (3.02)          (.30)             --       (2.24)
2007                                15.62         1.07           (.52)          (.29)             --         .26
2006                                15.46         1.07            .23           (.26)             --        1.04
2005                                15.69         1.06           (.16)          (.16)             --         .74
2004                                15.33         1.09            .42           (.07)           (.01)       1.43
=================================================================================================================

                                    Less Distributions
                          -------------------------------------
                                      Net                            Offering
                               Investment      Capital              Costs and      Ending
                                Income to     Gains to              Preferred      Common
                                   Common       Common                  Share       Share      Ending
                                   Share-       Share-           Underwriting   Net Asset      Market
                                  holders      holders    Total     Discounts       Value       Value
------------------------------------------------------------------------------------------------------
INVESTMENT QUALITY (NQM)
------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                   $          (.38) $      (.03)  $ (.41) $         --  $    13.32  $    12.30
2008                                 (.77)          --     (.77)           --       12.18       10.64
2007                                 (.80)          --     (.80)           --       15.03       13.88
2006                                 (.84)        (.14)    (.98)           --       15.71       15.60
2005                                 (.96)        (.10)   (1.06)           --       15.49       14.45
2004                                (1.01)          --    (1.01)           --       16.06       15.33

SELECT QUALITY (NQS)
------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                              (.40)          --     (.40)           --       12.86       12.22
2008                                 (.80)          --     (.80)           --       12.01       10.99
2007                                 (.83)          --     (.83)           --       15.05       15.00
2006                                 (.88)          --     (.88)           --       15.62       15.47
2005                                 (.97)          --     (.97)           --       15.46       14.83
2004                                (1.00)        (.07)   (1.07)           --       15.69       15.19
======================================================================================================

                                     Preferred Shares at End of Period
                           -------------------------------------------------------
                                      Aggregate       Liquidation
                                         Amount        and Market            Asset
                                    Outstanding             Value         Coverage
                                           (000)        Per Share        Per Share
-----------------------------------------------------------------------------------
INVESTMENT QUALITY (NQM)
-----------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                    $            210,700   $        25,000   $       81,616
2008                                    229,450            25,000           72,545
2007                                    301,000            25,000           69,706
2006                                    301,000            25,000           71,634
2005                                    301,000            25,000           71,001
2004                                    301,000            25,000           72,688

SELECT QUALITY (NQS)
-----------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                                 257,925            25,000           67,407
2008                                    267,575            25,000           63,171
2007                                    279,000            25,000           70,849
2006                                    279,000            25,000           72,491
2005                                    279,000            25,000           71,953
2004                                    279,000            25,000           72,643
===================================================================================

102 Nuveen Investments

                                                                       Ratios/Supplemental Data
                                                    ---------------------------------------------------------------
                                                                            Ratios to Average Net Assets
                                                                            Applicable to Common Shares
                              Total Returns                              Before Credit/Reimbursement/Refund
                          -----------------------                  ------------------------------------------------
                                            Based         Ending
                                               on            Net
                                Based      Common         Assets
                                   on   Share Net     Applicable       Expenses        Expenses                Net
                               Market       Asset      to Common      Including       Excluding         Investment
                                Value*      Value*  Shares (000)       Interest++(a)   Interest++(a)        Income++
------------------------------------------------------------------------------------------------------------------------
INVESTMENT QUALITY (NQM)
------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                         19.76%      12.92% $     477,162           1.38%***        1.20%***           8.00%***
2008                           (18.72)     (14.43)       436,370           1.46            1.20               7.07
2007                            (6.17)        .82        538,266           1.35            1.19               6.67
2006                            15.33        8.09        561,471           1.20            1.20               6.79
2005                             1.17        3.10        553,857           1.20            1.20               6.59
2004                             8.54        9.37        574,164           1.20            1.20               6.78

SELECT QUALITY (NQS)
------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                         15.22       10.63        437,514           1.36***         1.33***            9.03***
2008                           (22.19)     (15.50)       408,541           1.27            1.22               7.54
2007                             2.31        1.70        511,670           1.21            1.18               6.95
2006                            10.47        6.94        529,996           1.18            1.18               6.91
2005                             4.14        4.77        523,994           1.18            1.18               6.76
2004                            10.19        9.64        531,694           1.21            1.21               6.96
=========================================================================================================================

                                                  Ratios/Supplemental Data
                             --------------------------------------------------------------------
                                         Ratios to Average Net Assets
                                         Applicable to Common Shares
                                      After Credit/Reimbursement/Refund**
                             ---------------------------------------------------
                                    Expenses          Expenses               Net        Portfolio
                                   Including         Excluding        Investment         Turnover
                                    Interest++(a)     Interest++(a)       Income++           Rate
--------------------------------------------------------------------------------------------------
INVESTMENT QUALITY (NQM)
--------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                                 1.37%***          1.19%***          8.01%***            4%
2008                                    1.44              1.18              7.10                9
2007                                    1.33              1.17              6.69               11
2006                                    1.17              1.17              6.82               10
2005                                    1.18              1.18              6.61               22
2004                                    1.20              1.20              6.79               16

SELECT QUALITY (NQS)
--------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                                 1.35***           1.32***           9.04***             3
2008                                    1.24              1.20              7.56               10
2007                                    1.20              1.17              6.96                8
2006                                    1.17              1.17              6.93                5
2005                                    1.16              1.16              6.78                4
2004                                    1.15              1.15              7.02                4
==================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

      Total returns are not annualized. Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After custodian fee credit, expense reimbursement and legal fee refund, where applicable.

***   Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from Fund borrowings and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended April 30, 2009.

                                 See accompanying notes to financial statements.

                                                          Nuveen Investments 103

| Financial HIGHLIGHTS (continued) (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                                Investment Operations
                                       --------------------------------------------------------------------------
                                                                       Distributions    Distributions
                                                                            from Net             from
                            Beginning                                     Investment          Capital
                               Common                           Net        Income to         Gains to
                                Share            Net      Realized/        Preferred        Preferred
                            Net Asset     Investment     Unrealized           Share-           Share-
                                Value         Income    Gain (Loss)          holders+         holders+      Total
------------------------------------------------------------------------------------------------------------------
QUALITY INCOME (NQU)
------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)               $         12.68  $         .52  $         .61  $          (.04) $            --  $     1.09
2008                            14.94           1.03          (2.26)            (.30)              --       (1.53)
2007                            15.49           1.01           (.51)            (.30)              --         .20
2006                            15.26           1.01            .30             (.26)              --        1.05
2005                            15.54           1.02           (.22)            (.16)              --         .64
2004                            15.04           1.04            .51             (.08)              --        1.47

PREMIER INCOME (NPF)
------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                         11.68            .48           1.19             (.03)              --        1.64
2008                            14.79            .94          (3.09)            (.28)              --       (2.43)
2007                            15.39            .95           (.59)            (.29)              --         .07
2006                            14.90            .94            .51             (.26)              --        1.19
2005                            15.53            .94           (.39)            (.16)            (.01)        .38
2004                            15.13           1.00            .47             (.08)              --        1.39
==================================================================================================================

                                 Less Distributions
                       --------------------------------------
                                 Net                               Offering
                          Investment       Capital                Costs and        Ending
                           Income to      Gains to                Preferred        Common
                              Common        Common                    Share         Share      Ending
                              Share-        Share-             Underwriting     Net Asset      Market
                             holders       holders     Total      Discounts         Value       Value
------------------------------------------------------------------------------------------------------
QUALITY INCOME (NQU)
------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                $        (.38) $         --  $    (.38) $         --     $   13.39  $    12.70
2008                            (.73)           --       (.73)           --         12.68       11.67
2007                            (.75)           --       (.75)           --         14.94       13.64
2006                            (.82)           --       (.82)           --         15.49       14.73
2005                            (.92)           --       (.92)           --         15.26       14.34
2004                            (.97)           --       (.97)           --         15.54       14.58

PREMIER INCOME (NPF)
------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                         (.35)           --       (.35)           --         12.97       11.74
2008                            (.68)           --       (.68)           --         11.68       10.07
2007                            (.67)           --       (.67)           --         14.79       13.30
2006                            (.70)           --       (.70)           --         15.39       13.65
2005                            (.88)         (.13)     (1.01)           --         14.90       13.57
2004                            (.99)           --       (.99)           --         15.53       14.43
======================================================================================================

                                       Preferred Shares at End of Period
                           -------------------------------------------------------
                                   Aggregate         Liquidation
                                      Amount          and Market             Asset
                                 Outstanding               Value          Coverage
                                       (000)           Per Share         Per Share
-----------------------------------------------------------------------------------
QUALITY INCOME (NQU)
-----------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                    $         403,600    $         25,000    $       69,978
2008                                 416,375              25,000            66,284
2007                                 452,000              25,000            69,806
2006                                 452,000              25,000            71,446
2005                                 452,000              25,000            70,745
2004                                 452,000              25,000            71,576

PREMIER INCOME (NPF)
-----------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                              126,850              25,000            75,822
2008                                 126,850              25,000            70,825
2007                                 165,000              25,000            69,603
2006                                 165,000              25,000            71,839
2005                                 165,000              25,000            70,367
2004                                 165,000              25,000            72,271
===================================================================================

104 Nuveen Investments

                                                                           Ratios/Supplemental Data
                                                     -----------------------------------------------------------------
                                                                               Ratios to Average Net Assets
                                                                               Applicable to Common Shares
                             Total Returns                                   Before Credit/Reimbursement/Refund
                       ---------------------------                     -----------------------------------------------
                                             Based            Ending
                                                on               Net
                             Based          Common            Assets
                                on       Share Net        Applicable         Expenses       Expenses               Net
                            Market           Asset         to Common        Including      Excluding        Investment
                             Value*          Value*     Shares (000)         Interest++(a)  Interest++(a)       Income++
----------------------------------------------------------------------------------------------------------------------------
QUALITY INCOME (NQU)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                      12.39%           8.75%         $726,118             1.34%***       1.27%***          8.12%***
2008                         (9.55)         (10.67)          687,593             1.38           1.19              7.15
2007                         (2.54)           1.31           810,086             1.38           1.17              6.65
2006                          8.55            7.07           839,751             1.18           1.18              6.62
2005                          4.78            4.15           827,077             1.18           1.18              6.57
2004                          8.76           10.07           842,093             1.20           1.20              6.83

PREMIER INCOME (NPF)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                      20.36           14.21           257,869             1.44***        1.24***           7.82***
2008                        (19.97)         (17.03)          232,517             1.78           1.23              6.74
2007                          2.28             .48           294,378             1.84           1.20              6.30
2006                          5.93            8.20           309,140             1.24           1.24              6.27
2005                          1.05            2.49           299,423             1.23           1.23              6.16
2004                          4.75            9.48           311,991             1.28           1.28              6.57
============================================================================================================================

                                             Ratios/Supplemental Data
                       -------------------------------------------------------------------
                                  Ratios to Average Net Assets
                                  Applicable to Common Shares
                                After Credit/Reimbursement/Refund**
                       -----------------------------------------------------
                               Expenses           Expenses               Net     Portfolio
                              Including          Excluding        Investment      Turnover
                               Interest++(a)      Interest++(a)       Income++        Rate
-------------------------------------------------------------------------------------------
QUALITY INCOME (NQU)
-------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                            1.33%***           1.26%***          8.13%***         6%
2008                               1.36               1.18              7.17             9
2007                               1.37               1.16              6.66             5
2006                               1.17               1.17              6.63            11
2005                               1.17               1.17              6.57             6
2004                               1.20               1.20              6.83             6

PREMIER INCOME (NPF)
-------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                            1.43***            1.23***        7.83***             5
2008                               1.76               1.21              6.75             7
2007                               1.82               1.18              6.32            10
2006                               1.23               1.23              6.28            35
2005                               1.22               1.22              6.17            20
2004                               1.27               1.27              6.58            22
===========================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

      Total returns are not annualized. Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After custodian fee credit, expense reimbursement and legal fee refund, where applicable.

***   Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from Fund borrowings and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended April 30, 2009.

                                 See accompanying notes to financial statements.

                                                          Nuveen Investments 105

| Financial HIGHLIGHTS (continued) (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                                          Investment Operations
                                                  ------------------------------------------------------------------------
                                                                                Distributions   Distributions
                                                                                     from Net            from
                                      Beginning                                    Investment         Capital
                                         Common                          Net        Income to        Gains to
                                          Share          Net       Realized/        Preferred       Preferred
                                      Net Asset   Investment      Unrealized           Share-          Share-
                                          Value       Income     Gain (Loss)          holders+        holders+       Total
---------------------------------------------------------------------------------------------------------------------------
HIGH INCOME OPPORTUNITY (NMZ)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(e)                           $        9.63   $      .53   $        (.56)  $         (.03)  $          --    $    (.06)
2008                                      15.36         1.29           (5.70)            (.23)           (.02)       (4.66)
2007                                      16.00         1.23            (.65)            (.24)             --***       .34
2006                                      15.36         1.21             .65             (.19)             --         1.67
2005                                      14.87         1.22             .54             (.13)           (.01)        1.62
2004(c)                                   14.33          .98             .71             (.08)             --         1.61

HIGH INCOME OPPORTUNITY 2 (NMD)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(e)                                    9.13          .46            (.31)             N/A             N/A          .15
2008(d)                                   14.33          .89           (5.27)             N/A             N/A        (4.38)
===========================================================================================================================
                                             Less Distributions
                                  ----------------------------------------
                                             Net                                   Offering
                                      Investment      Capital                     Costs and         Ending
                                       Income to     Gains to                     Preferred         Common
                                          Common       Common                         Share          Share      Ending
                                          Share-       Share-                  Underwriting      Net Asset      Market
                                         holders      holders        Total        Discounts          Value       Value
-----------------------------------------------------------------------------------------------------------------------
HIGH INCOME OPPORTUNITY (NMZ)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(e)                           $         (.54)  $        --    $   (.54)   $          --*** $      9.03   $   10.22
2008                                        (.98)         (.09)      (1.07)              --***        9.63       11.02
2007                                        (.98)           --***     (.98)              --          15.36       15.82
2006                                       (1.04)           --       (1.04)             .01          16.00       17.25
2005                                       (1.07)         (.06)      (1.13)              --          15.36       15.99
2004(c)                                     (.89)           --        (.89)            (.18)         14.87       15.04

HIGH INCOME OPPORTUNITY 2 (NMD)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(e)                                     (.48)           --        (.48)              --           8.80        9.80
2008(d)                                     (.79)           --        (.79)            (.03)          9.13       10.04
=======================================================================================================================

                                      Preferred Shares at End of Period          Borrowings at End of Period
                                  ------------------------------------------   ------------------------------
                                       Aggregate     Liquidation                    Aggregate
                                          Amount      and Market       Asset           Amount           Asset
                                     Outstanding           Value    Coverage      Outstanding        Coverage
                                           (000)       Per Share   Per Share            (000)      Per $1,000
--------------------------------------------------------------------------------------------------------------
HIGH INCOME OPPORTUNITY (NMZ)
--------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(e)                           $       95,000   $      25,000   $  81,959   $           --   $          --
2008                                     155,000          25,000      62,117               --              --
2007                                     155,000          25,000      83,304               --              --
2006                                     155,000          25,000      85,113               --              --
2005                                     155,000          25,000      82,585               --              --
2004(c)                                  155,000          25,000      80,649               --              --

HIGH INCOME OPPORTUNITY 2 (NMD)
--------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(e)                                      N/A             N/A         N/A           35,000           5,012
2008(d)                                      N/A             N/A         N/A           40,000           4,619
==============================================================================================================

106 Nuveen Investments

                                                                                    Ratios/Supplemental Data
                                                               ---------------------------------------------------------------------
                                                                                            Ratios to Average Net Assets
                                                                                             Applicable to Common Shares
                                        Total Returns                                     Before Credit/Reimbursement/Refund
                                  --------------------------                    ----------------------------------------------------
                                                       Based           Ending
                                                          on              Net
                                        Based         Common           Assets
                                           on      Share Net       Applicable      Expenses           Expenses             Net
                                       Market          Asset        to Common     Including           Excluding      Investment
                                       Value*         Value*     Shares (000)      Interest++(a)(b)    Interest++(a)     Income++
------------------------------------------------------------------------------------------------------------------------------------
HIGH INCOME OPPORTUNITY (NMZ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(e)                                 (1.71)%          .73%  $      216,444          1.94%****           1.89%****      12.04%****
2008                                   (24.77)        (32.63)         230,123          1.56                1.36            8.95
2007                                    (2.68)          2.14          361,484          1.50                1.28            7.31
2006                                    14.79          11.34          372,700          1.21                1.21            7.31
2005                                    14.35          11.20          357,025          1.20                1.20            7.54
2004(c)                                  6.49          10.38          345,023          1.15****            1.15****        6.75****

HIGH INCOME OPPORTUNITY 2 (NMD)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(e)                                  3.12           2.12          140,404          1.44****            1.13****       11.21****
2008(d)                                (28.82)        (32.15)         144,745          1.19****            1.19****        6.69****
====================================================================================================================================

                                                          Ratios/Supplemental Data
                                   ---------------------------------------------------------------------
                                              Ratios to Average Net Assets
                                              Applicable to Common Shares
                                            After Credit/Reimbursement/Refund**
                                   ------------------------------------------------------
                                         Expenses             Expenses                Net      Portfolio
                                        Including            Excluding         Investment       Turnover
                                         Interest++(a)(b)     Interest++(a)        Income++         Rate
---------------------------------------------------------------------------------------------------------
HIGH INCOME OPPORTUNITY (NMZ)
---------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(e)                                      1.54%****            1.49%****         12.44%****        10%
2008                                         1.08                  .88               9.43             23
2007                                         1.04                  .82               7.77             12
2006                                          .75                  .75               7.77              9
2005                                          .74                  .74               8.00              6
2004(c)                                       .70****              .70****           7.20****         52

HIGH INCOME OPPORTUNITY 2 (NMD)
---------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(e)                                      1.44****             1.13****          11.21****         23
2008(d)                                       .81****              .81****           7.07****         22
=========================================================================================================

N/A High Income Opportunity 2 (NMD) did not issue Preferred shares during the period November 15, 2007 (commencement of operations) through April 30, 2009.

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After custodian fee credit, expense reimbursement and legal fee refund, where applicable.

***   Rounds to less than $.01 per share.

****  Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from Fund borrowings and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b) Each Ratio of Expenses to Average Net Assets Applicable to Common Shares for High Income Opportunity 2 (NMD) includes the effect of the interest expense paid on Fund borrowings as more fully described in Footnote 8 - Borrowings as follows:

                                                            Ratios of Borrowings Interest Expense to
                                                      Average Net Assets Applicable to Common Shares
-----------------------------------------------------------------------------------------------------
HIGH INCOME OPPORTUNITY 2 (NMD)
-----------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(e)                                                                                     .31%****
2008(d)                                                                                     .30****
=====================================================================================================

(c) For the period November 19, 2003 (commencement of operations) through October 31, 2004.

(d) For the period November 15, 2007 (commencement of operations) through October 31, 2008.

(e)   For the six months ended April 30, 2009.

                                 See accompanying notes to financial statements.

                                                          Nuveen Investments 107

REINVEST AUTOMATICALLY EASILY AND CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued

108 Nuveen Investments
by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                                                          Nuveen Investments 109

GLOSSARY OF TERMS USED IN THIS REPORT

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an invest- ment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested divi- dends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short- term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportion- ately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

110 Nuveen Investments

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the dura- tion of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

                                                          Nuveen Investments 111

Notes

112 Nuveen Investments

Notes

                                                          Nuveen Investments 113

Notes

114 Nuveen Investments

OTHER USEFUL INFORMATION

BOARD OF DIRECTORS/TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

COMMON AND PREFERRED SHARE INFORMATION

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or preferred stock as shown in the accompanying table.

                                                    COMMON             PREFERRED
                                                    SHARES                SHARES
FUND                                           REPURCHASED              REDEEMED
--------------------------------------------------------------------------------
NQM                                                     --                   750
NQS                                                     --                   386
NQU                                                     --                   511
NPF                                                 15,700                    --
NMZ                                                     --                 1,800
NMD                                                     --                   N/A
--------------------------------------------------------------------------------

N/A - NMD is not authorized to issue Preferred shares.

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.
                                                          Nuveen Investments 115

NUVEEN INVESTMENTS:

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $115 billion of assets on March 31, 2009.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: WWW.NUVEEN.COM/CEF

o     Share prices

o     Fund details

o     Daily financial news

o     Investor education

o     Interactive planning tools

                                                         It's not what you earn,
                                                          it's what you keep.(R)

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

                                                                     ESA-C-0409D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors or Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal High Income Opportunity Fund
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          (Vice President and Secretary)

Date: July 8, 2009
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: July 8, 2009
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: July 8, 2009
    -------------------------------------------------------------------